     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001


                                             1933 ACT REGISTRATION NO. 333-43107
                                             1940 ACT REGISTRATION NO. 811-08579

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                       POST-EFFECTIVE AMENDMENT NO. 6 TO


                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                   ACCOUNT R


                           (EXACT NAME OF REGISTRANT)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)

              1300 South Clinton Street, Fort Wayne, Indiana 46802

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (219) 455-2000


       Elizabeth Frederick, Esquire                     COPY TO:
The Lincoln National Life Insurance Company     Jeffrey A. Brine, Esquire
         1300 South Clinton Street              The Lincoln National Life
               P.O. Box 1110                        Insurance Company
         Fort Wayne, Indiana 46802                   350 Church St.
  (NAME AND ADDRESS OF AGENT FOR SERVICE)          Hartford, CT 06103


            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Continuous INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24f-2 for Registrant for the fiscal year ending December 31, 2000 was filed March 22, 2001.
    It is proposed that this filing will become effective:




--   immediately upon filing pursuant to Rule 485(b).
 X   on May 1, 2001 pursuant to Rule 485(b).
--   60 days after filing pursuant to Rule 485(a).

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6

ITEM OF FORM N-8B-2            LOCATION IN PROSPECTUS
-------------------            ----------------------
  1                            Cover Page Highlights

  2                            Cover Page

  3                            *

  4                            Distribution of Policies

  5                            Lincoln Life, the Separate Account and the
                               General Account

  6(a)                         Lincoln Life, the Separate Account and the
                               General Account

  6(b)                         *

  9                            Legal Proceedings

  10(a)-(c)                    Right-to-Examine Period; Surrenders; Accumulation
                               Value; Reports to Policy Owners

  10(d)                        Right to Exchange the Policy; Policy Loans;
                               Surrenders; Allocation of Net Premium Payments

  10(e)                        Lapse and Reinstatement

  10(f)                        Voting Rights

  10(g)-(h)                    Substitution of Securities

  10(i)                        Premium Payments; Transfers; Death Benefits;
                               Payment of Death Benefit Proceeds; Policy Values;
                               Settlement Options

  11                           The Funds

  12                           The Funds

  13                           Charges; Fees

  14                           Issuance

  15                           Premium Payments; Transfers

  16                           Lincoln Life, the Separate Account and the
                               General Account

  17                           Surrenders

  18                           Lincoln Life, the Separate Account and the
                               General Account

  19                           Reports to Policy Owners

  20                           *

  21                           Policy Loans

  22                           *

  23                           Lincoln Life, the Separate Account and the
                               General Account

  24                           Incontestability; Suicide; Misstatement of Age or
                               Gender

  25                           Information about Lincoln Life and the Separate
                               Account

  26                           Fund Participation Agreements

  27                           Lincoln Life, the Separate Account and the
                               General Account

ITEM OF FORM N-8B-2            LOCATION IN PROSPECTUS
-------------------            ----------------------
  28                           Directors and Officers of Lincoln Life

  29                           Lincoln Life, the Separate Account and the
                               General Account

  30                           *

  31                           *

  32                           *

  33                           *

  34                           *

  35                           *

  37                           *

  38                           Distribution of Policies

  39                           Distribution of Policies

  40                           *

  41(a)                        Distribution of Policies

  42                           *

  43                           *

  44                           The Funds; Premium Payments

  45                           *

  46                           Surrenders

  47                           Lincoln Life, the Separate Account and the
                               General Account; Surrenders, Transfers

  48                           *

  49                           *

  50                           Lincoln Life, the Separate Account and the
                               General Account

  51 Cover Page; Highlights; Premium Payments; Right to Exchange the Policy

  52                           Substitution of Securities

  53                           Tax Matters

  54                           *

  55                           *

* Not Applicable

                                  PROSPECTUS 1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

HOME OFFICE LOCATION:
1300 SOUTH CLINTON STREET
P.O. BOX 1110
FORT WAYNE, INDIANA 46802
(800) 454-6265

ADMINISTRATIVE OFFICE
PERSONAL SERVICE CENTER MVLI
350 CHURCH STREET
HARTFORD, CT 06103-1106
(800) 444-2363

--------------------------------------------------------------------------------

               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              BENEFITS PAYABLE ON DEATH OF SECOND OF TWO INSUREDS
--------------------------------------------------------------------------------

    This Prospectus describes SVUL-I a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "Company", "we", "us", "our"). The Policy provides death benefits when the second of the two named Insureds dies (a "Second Death Policy").

    The Policy features include: flexible premium payments; a choice of one of two death benefit options; and a choice of underlying investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.

    You may allocate net premiums to the Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"). Each Sub-Account invests in one of the Funds listed below:

    AIM VARIABLE INSURANCE FUNDS
    AIM V.I. Capital Appreciation Fund
    AIM V.I. Diversified Income Fund
    AIM V.I. Growth Fund
    AIM V.I. Value Fund

    DELAWARE GROUP PREMIUM FUND
    Emerging Markets Series -- Standard Class
    Small Cap Value Series -- Standard Class
    Trend Series -- Standard Class

    DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    Equity 500 Index Fund

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND
    Equity-Income Portfolio -- Initial Class

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio -- Initial Class
    Investment Grade Bond Portfolio -- Initial Class


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Asset Strategy Fund -- Class 1
Templeton Growth Securities Fund -- Class 1
Templeton International Securities Fund -- Class 1



LINCOLN NATIONAL FUNDS
LN Money Market Fund, Inc.



MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST
MFS Emerging Growth Series -- Initial Class
MFS Total Return Series -- Initial Class
MFS Utilities Series -- Initial Class


OCC ACCUMULATION TRUST
Global Equity Portfolio
Managed Portfolio

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.


                         PROSPECTUS DATED: MAY 1, 2001

                               TABLE OF CONTENTS


CONTENTS                                  PAGE
--------                                --------
HIGHLIGHTS............................      3
  Initial Choices To Be Made..........      3
  Level or Varying Death Benefit......      4
  Amount of Premium Payment...........      4
  Selection of Funding Vehicles.......      4
  Charges and Fees....................      5
  Changes in Specified Amount.........      6
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
 THE GENERAL ACCOUNT..................      6
BUYING VARIABLE LIFE INSURANCE........      7
  Replacements........................      8
APPLICATION...........................      9
OWNERSHIP.............................      9
BENEFICIARY...........................      9
INSUREDS..............................     10
THE POLICY............................     10
  Policy Specifications...............     10
PREMIUM FEATURES......................     10
  Planned Premiums; Additional
   Premiums...........................     11
    Limits on Right to Make Payments
     of Additional and Planned
     Premiums.........................     11
    Premium Load; Net Premium
     Payment..........................     11
RIGHT-TO-EXAMINE PERIOD...............     12
TRANSFERS AND ALLOCATION AMONG
 ACCOUNTS.............................     12
  Allocation of Net Premium
   Payments...........................     12
  Transfers...........................     12
  Optional Sub-Account Allocation
   Programs...........................     13
    Dollar Cost Averaging.............     13
    Automatic Rebalancing.............     13
POLICY VALUES.........................     14
  Accumulation Value..................     14
  Separate Account Value..............     14
    Variable Accumulation Unit
     Value............................     14
    Variable Accumulation Units.......     15
  Fixed Account and Loan Account
   Value..............................     15
  Net Accumulation Value..............     15
FUNDS.................................     15
  Substitution of Securities..........     18
  Voting Rights.......................     19
  Fund Participation Agreements.......     19
CHARGES AND FEES......................     19
  Deductions from Premium Payments....     19
  Deductions Made Monthly.............     20
    Monthly Deduction.................     20
    Cost of Insurance Charge..........     20
    Mortality and Expense Risk
     Charge...........................     21
  Fund Expenses.......................     21
  Surrender Charges...................     23
  Transaction Fee for Excess
   Transfers..........................     24
DEATH BENEFITS........................     24
  Death Benefit Options...............     24
  Changes in Death Benefit Options and
   Specified Amount...................     25



CONTENTS                                  PAGE
--------                                --------
  Federal Income Tax Definition of
   Life Insurance.....................     26
NOTICE OF DEATH OF INSUREDS...........     26
PAYMENT OF DEATH BENEFIT PROCEEDS.....     26
  Settlement Options..................     26
POLICY LIQUIDITY......................     27
  Policy Loans........................     27
  Partial Surrender...................     28
  Surrender of the Policy.............     28
    Surrender Value...................     29
  Deferral of Payment and Transfers...     29
ASSIGNMENT; CHANGE OF OWNERSHIP.......     29
LAPSE AND REINSTATEMENT...............     29
  Lapse of a Policy...................     29
    No Lapse Provision................     30
  Reinstatement of a Lapsed Policy....     30
COMMUNICATIONS WITH LINCOLN LIFE......     31
  Proper Written Form.................     31
  Telephone Transaction Privileges....     31
OTHER POLICY PROVISIONS...............     31
  Issuance............................     31
  Date of Coverage....................     31
  Right to Exchange the Policy........     31
  Incontestability....................     32
  Misstatement of Age or Gender.......     32
  Suicide.............................     32
  Nonparticipating Policies...........     33
  Riders..............................     33
TAX ISSUES............................     33
  Taxation of Life Insurance Contracts
   in General.........................     33
  Policies which are MECS.............     34
  Policies which are not MECS.........     35
  Last Survivor Contract..............     35
  Other Considerations................     36
  Tax Status of Lincoln Life..........     37
FAIR VALUE OF THE POLICY..............     37
DIRECTORS AND OFFICERS OF LINCOLN
 LIFE.................................     38
DISTRIBUTION OF POLICIES..............     40
CHANGES OF INVESTMENT POLICY..........     40
STATE REGULATION......................     40
REPORTS TO OWNERS.....................     41
ADVERTISING...........................     41
LEGAL PROCEEDINGS.....................     41
EXPERTS...............................     42
REGISTRATION STATEMENT................     42
Appendix 1............................     43
  Corridor Percentages................     43
Appendix 2............................     44
  Illustration of Accumulation Values,
   Surrender Values, and Death Benefit
   Proceeds...........................     44
Financial Statements..................
  Separate Account....................    R-1
  Lincoln Life........................    S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Your Policy insures two Insureds. If one of the Insureds dies, the Policy pays no death benefit. Your Policy will pay the death benefit only when the second Insured dies. A "second-to-die" policy might be suitable when both of the Insureds have income of their own and only want to provide financial support for their dependents if both of them should die, or to provide liquidity to heirs when the second Insured dies. If replacement income or immediate cash liquidity is needed upon the death of one Insured, this type of policy may not be suitable.

                    The Policy's value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.


                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a "second-to-die" variable life insurance policy. As a death benefit is only paid upon the second Insured's death, this Policy may, or may not, be appropriate for your individual financial goals. If you are entitled to favorable financial tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. The value of the Policy and, under one option, the death benefit amount, depends on the investment results of the funding options you select.


                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.


                    The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your Policy. You should refer to your Policy contract for these state specific provisions.



                    We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.


                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount Lincoln pays to the Beneficiary(ies) when the second Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date of the second Insured's death.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:


                    1) the "Specified Amount" (as explained in the Death Benefits Section), is the amount of the death benefit in effect for the Policy when the second Insured died (the Specified Amount may be found on the Policy's Specification
                    Page); or


                    2) the "Corridor Death Benefit", which is the death benefit calculated as a percentage of the Accumulation Value. The Net Accumulation Value (as explained in the Policy Values Section), is the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts.


                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the second Insured died; or
                    2) the Corridor Death Benefit.

                    See "DEATH BENEFITS," page 24, for more details.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within certain limits. (See "PREMIUM FEATURES," page 10.)


                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see "CHARGES AND FEES," page 20) increase as the Insureds get older.


                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. (See "LAPSE AND REINSTATEMENT," page 29.)


                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure that it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Sub-Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. (See "RIGHT-TO-EXAMINE PERIOD," page 12.)


                    SELECTION OF FUNDING VEHICLES

                    VARIABLE ACCOUNT

                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the Policy. If you put money into the variable funds, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These "Sub-Accounts" make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. (See "FUNDS," page 15.)

                    FIXED ACCOUNT

                    You may also use Lincoln Life's Fixed Account to fund your Policy. Net Premium Payments made into the Fixed Account:

                     - become part of Lincoln Life's General Account;
                     - do not share the investment experience of the Separate
                       Account; and
                     - have a guaranteed minimum interest rate of 4% per year.


                         Interest beyond 4% is credited at Lincoln Life's discretion. For additional information, see the "GENERAL ACCOUNT," page 6.


                    CHARGES AND FEES


                    Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.



                    We deduct a premium load of 8% from each Premium Payment. We make monthly deductions for administrative expenses (currently, $12.50 per month for the first Policy Year and $5 per month afterwards), the Cost of Insurance and any riders that are placed on your Policy. For Policy Years 1-20, a monthly charge of $0.09 per $1,000 of Specified Amount is deducted. If the No-Lapse Provision is selected, there will be an additional monthly charge of $0.01 per $1,000 of Specified Amount (Note: the No-Lapse provision is not available in IL, MA, MD, NJ and TX). (See "CHARGES AND FEES," page 20.)



                    Daily deductions are subtracted from the Separate Account for mortality and expense risk. Currently, this charge is at an annual rate of .80%. (See "CHARGES AND FEES," page 21.)



                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table under "CHARGES AND FEES," page 22, shows you the current expense levels for each Fund.



                    Each Policy Year you will be allowed to make 12 transfers between funding options. Beyond 12 transfers, a $25 fee may apply. (See "TRANSFERS," page 12.)



                    You may surrender the Policy in full or withdraw part of its value. A Surrender Charge is applied if the Policy is surrendered totally and is the amount retained by us if the Policy is surrendered. Each time you request a partial surrender of your Policy, we charge you 2% of the amount withdrawn not to exceed $25. If you totally surrender your Policy within the first 15 years, a surrender charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 15 years after an increase in the Specified Amount, a surrender charge will also be imposed, in addition to any existing surrender charge. (See "CHARGES AND FEES," page 23.) The maximum surrender charge payable is $37.48 per $1,000 of Specified Amount.

                    You may borrow within described limits against the Policy. If you borrow against your Policy, interest will be charged to the Loan Account. Currently, the annual interest rate is 8%. For the first ten Policy Years interest will be credited to the Loan Account Value at the annual rate of interest charged for a loan minus 1%. For Policy Years eleven and beyond, interest will be credited at an annual rate equal to the current interest charged. (See "POLICY LIQUIDITY," page 27.)


                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount is the amount originally chosen by the Policy Owner and is equal to the Death Benefit.


                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum specified amount is currently $250,000. Such changes will affect other aspects of your Policy. (See "DEATH BENEFITS," page 24.)


LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT


                    The Lincoln National Life Insurance Company (Lincoln Life), organized under Indiana Law in 1905, is one of the largest stock life insurance companies in the United States. Lincoln Life is engaged primarily in the direct issuance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.



                    Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.


                    Lincoln Life Flexible Premium Variable Life Account R ("Account R") is a "separate account" of the company established on December 2, 1997. Under Indiana law, the assets of Account R attributable to the Policies, though our property, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy our obligations under the Policies. Account R income, gains, and losses are credited to or charged against Account R without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission ("Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account R's or our management, investment practices, or policies. We have numerous other registered separate accounts which fund our variable life insurance policies and variable annuity contracts.

                    Account R is divided into Sub-Accounts, each of which is invested solely in the shares of one of the Funds available as funding vehicles under the Policies. On each Valuation Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account R will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account R are raised by selling Fund shares at net asset value.


                    The Funds are listed with their investment objectives, which they may or may not achieve. (See "FUNDS".) More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.



                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and in compliance with regulatory requirements if, in our sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant. In addition, a particular Fund may no longer be available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.


                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE


                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.


                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to finetune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract", an Owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. (See "TAX ISSUES.") Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.



                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insureds' ages. (See "DEATH BENEFITS.") The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.


                    Certain costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 2) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, a number of matters should be considered by the applicant. Will any commission be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values available from the Policy, as compared to his or her existing policy? For example, the Insureds may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by Lincoln Life.

                    A complete application identifies the prospective Insureds and provides sufficient information about them to permit Lincoln Life to begin underwriting the risks under the Policy. We require a medical history and examination of each of the Insureds. Lincoln Life may decline to provide insurance on the lives of the Insureds or, if it agrees to provide insurance, it may place one or both Insureds into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by Age and, in most states, gender of the Insureds.

                    The applicant will select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds payable on the Second Death, the initial face amount (the "Initial Specified Amount") of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See "DEATH BENEFITS.") The applicant will also indicate both the frequency and amount of Premium Payments. (See PREMIUM FEATURES). The applicant must also determine how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See "RIGHT-TO-EXAMINE PERIOD.")

OWNERSHIP


                    The Owner is the person or persons named as "Owner" in the application, and on the Date of Issue will usually be identified as "Owner" in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insureds are the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the lives of each of the Insureds under applicable state law. The Owner may be either or both of the Insureds, or any other natural person or non-natural entity. The Owner owns and exercises the rights under the Policy prior to the Second Death.


                    The Owner is the person who is ordinarily entitled to exercise the rights under the Policy so long as either of the Insureds is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner is a person other than the last surviving Insured, and that Owner dies before the Second Death, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to Lincoln Life.

BENEFICIARY


                    The Beneficiary is designated by the Owner or the Applicant and is the person who will receive the Death Benefit proceeds payable under the Policy. The person or persons named in the application as "Beneficiary" are the Beneficiaries of the Death Benefit under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to Lincoln Life.

                    Except when Lincoln Life has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while either of the Insureds is living. Any request for a change in the Beneficiary must be in a written form satisfactory to Lincoln Life and submitted to Lincoln Life. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. On recordation, the change of Beneficiary will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice Lincoln Life as to any payment made or action taken by Lincoln Life before it was recorded.

                    If any Beneficiary dies before the Second Death, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to Lincoln Life. If no named Beneficiary survives the Second Death, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

INSUREDS

                    There are two Insureds under the Policy. At the Date of Issue of the Policy the Owner must have an insurable interest in each of the Insureds. On the Second Death, a Death Benefit is payable under the Policy.

THE POLICY

                    The Policy is the life insurance contract described in the Prospectus. The Date of Issue is the date on which we begin life insurance coverage under a Policy. A Policy Year is the twelve month period, beginning on the date of issue, during which the Policy is in effect. The Policy Anniversary is the day of the year the Policy was issued.


                    On issuance, a Policy will be delivered to the Owner. The Policy sets forth the terms of the Policy, as applicable to the Owner, and should be reviewed by the Owner on receipt to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on the books and records of Lincoln Life. Possession of the Policy does not represent ownership or the right to exercise the incidents of ownership with respect to the Policy. If the Owner loses the Policy, Lincoln Life will issue a replacement on request. Lincoln Life may impose a Policy replacement fee.


                    POLICY SPECIFICATIONS

                    The Policy includes a "Policy Specifications" page, with supporting schedules, in which is set forth certain information applicable to the specific Policy. This information includes the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insureds, the issue Ages, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guarantee Maximum Cost of Insurance Rates, and the No Lapse Premium if the No Lapse Provision has been selected.

PREMIUM FEATURES


                    The Policy permits flexible premium payments, meaning that the frequency and the amount of Premium Payments may be selected by the Owner. After the Initial Premium Payment is paid there is no minimum premium required, unless to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT No Lapse Provision.) The initial Premium Payment is due on the Effective Date (the date on which the initial premium is applied to the Policy) and must be equal to or exceed the amount necessary to provide for two Monthly Deductions or, if selected, the No Lapse Premium.

                    If at least one of the Insureds is still living when the younger Insured attains or would have attained Age 100, and the Policy has not been surrendered, there are certain changes under the Policy. We will no longer accept Premium Payments, and will make no further monthly deductions. Policy Values held in the Separate Account will be transferred to the Fixed Account. We will no longer transfer amounts to the Sub-Accounts. The Policy will remain in force until surrender or the Second Death.

                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                    "Planned Premiums" are the amount of premium (as shown in the Policy Specifications) the applicant chooses to pay Lincoln Life on a scheduled basis. This is the amount for which we send a premium reminder notice.

                    Any subsequent Premium Payments ("Additional Premiums") must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by Lincoln Life. Premium Payments may be billed with an annual, semiannual, or quarterly frequency. Pre-authorized automatic Additional Premium Payments can also be arranged at any time.

                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied first to reduce Policy indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.

                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and Lincoln Life's right to limit the amount or frequency of Additional Premiums.

                    Lincoln Life may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If Lincoln Life is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    Lincoln Life may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    Lincoln Life deducts 8.0% from each Premium Payment. This amount, sometimes referred to as "premium load," covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The Premium Payment, net of the premium load, is called the "Net Premium Payment."

RIGHT-TO-EXAMINE PERIOD


                    A Policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the Owner (or a greater number of days if required by your state). This is called the Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments. However, if a Premium Payment was made by check, there may be a delay until the check clears. Any Premium Payments we receive before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account.


TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The allocation of Net Premium Payments among the Fixed Account and Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account Value of less than $2,500. Lincoln Life, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the younger Insured reaches or would have reached Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.


                    Transfer of amounts of at least $500 from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Sub-Accounts. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $500. Lincoln Life reserves the right to impose a charge of $25 for each transfer request in excess of 12 requests in any Policy Year. Lincoln Life may further limit transfers from the Fixed Account at any time.



                    Transfers must be made in proper written form, unless the Owner has given written authorization to Lincoln Life to accept telephone transactions. You may also send your request by facsimile to the Administrative Office. Authorization to engage in telephone transactions and permitted telephone transactions must be made in accordance with the procedures described in COMMUNICATIONS WITH LINCOLN LIFE, Telephone Transaction Privileges. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effected as of that day. Otherwise, requests will be effective as of the next Valuation Day.


                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account or the Fixed Account to be less than $500 will result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Sub-Accounts and the Fixed Account to which Policy values are then allocated.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, but may participate in only one program at any time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. Lincoln Life may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form or by telephone, if adequately authenticated; or (4) if the Policy is surrendered.

                    Currently, there is no charge for Dollar Cost Averaging, but Lincoln Life reserves the right to impose a charge.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Sub-Account (e.g. 20% Money Market,
                    50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone, if adequately authenticated.

                    Currently, there is no charge for Automatic Rebalancing, but Lincoln Life reserves the right to impose a charge.

POLICY VALUES

                    The "Accumulation Value" is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to fund Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require Additional Premium Payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to determine if Additional Premium Payments may be necessary to avoid lapse of the Policy.

                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE

                    The portion of a Premium Payment, after the 8.0% reduction for the premium load, is the "Net Premium Payment." It is the Net Premium Payment that is available for allocation to the Fixed Account or the Sub-Accounts.

                    We credit Net Premium Payments to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The "Valuation Period" is the time between Valuation Days, and a "Valuation Day" is every day on which the New York Stock Exchange is open and trading is unrestricted. Accumulation Units are valued on every Valuation Day.

                    The "Accumulation Value" of a Policy is determined by:
                    (1) multiplying the total number of Variable Accumulation Units credited to the Policy for each Sub-Account by its appropriate current Variable Accumulation Unit Value;
                    (2) if a combination of Sub-Accounts is elected, totaling the resulting values; and (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

                    SEPARATE ACCOUNT VALUE

                    The "Separate Account Value" is the portion of the Accumulation Value attributable to the Separate Account.

                    VARIABLE ACCUMULATION UNIT VALUE

                    All or a part of a Net Premium Payment allocated to a Sub-Account is converted into Variable Accumulation Units by dividing the amount allocated by the value of the Variable Accumulation Unit for the Sub-Account next calculated after it is received at the Administrative Office. The Variable Accumulation Unit value for each Sub-Account was initially established at $10.00. It may thereafter increase or decrease from one Valuation Period to the next. Allocations to Sub-Accounts are made only as of the end of a Valuation Day.

                    VARIABLE ACCUMULATION UNITS


                    A "Variable Accumulation Unit" is a unit of measure used in the calculation of the value of each Sub-Account. The Variable Accumulation Unit value will be determined for the Valuation Period during which a Premium Payment or request for transfer is received by Lincoln Life. The Variable Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:


                       1.The total value of Fund shares held in the Sub-Account
                         is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       2.The liabilities of the Sub-Account at the end of the
                         Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines result from the operations of the Separate Account; and

                       3.The result of (2) is divided by the number of Variable
                         Accumulation Units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Sub-Account is reduced.

                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to Lincoln Life's general account through payment of premiums or through transfers from the Separate Account. Lincoln Life guarantees the Fixed Account Value.

                    NET ACCUMULATION VALUE

                    The "Net Accumulation Value" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS


                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables there will be no correlation between the two investments. Even though the management strategy and the objectives of the Funds are similar, investment results may vary.

                    The portfolios, their investment advisers and distributors, and the Funds within each that are available under the Policies are:

                        AIM VARIABLE INSURANCE FUNDS managed by A I M Advisors, Inc., and distributed by A I M Distributors, Inc.,
                        11 Greenway Plaza, Suite 100, Houston, TX 77046-1173;

                            AIM V.I. Capital Appreciation Fund
                            AIM V.I. Diversified Income Fund
                            AIM V.I. Growth Fund
                            AIM V.I. Value Fund


                        DELAWARE GROUP PREMIUM FUND, managed by Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 and for Emerging Markets, Delaware International Advisers, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors L.P., One Commerce Square, Philadelphia, PA 19103


                            Emerging Markets Series -- Standard Class
                            Small Cap Value Series -- Standard Class
                            Trend Series -- Standard Class


                        DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST, managed by Deutsche Asset Management, Inc., 130 Liberty Street, New York, NY 10006 and distributed by Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken PA 19428


                            Equity 500 Index Fund.

                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND, and VARIABLE INSURANCE PRODUCTS FUND II managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, Inc. 82 Devonshire Street, Boston, MA 02109;

                            Equity-Income Portfolio -- Initial Class
                            Asset Manager Portfolio -- Initial Class
                            Investment Grade Bond Portfolio -- Initial Class


                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, managed by Templeton Investment Counsel LLC, Broward Financial Centre, STE 2100, Fort Lauderdale FL 33394 and for Growth Securities, Templeton Global Advisors Limited, Lyford Cay, Nassau, N.P., Bahamas, and distributed by Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd. San Mateo CA 94403-7777;


                            Templeton Asset Strategy Fund -- Class 1
                            Templeton International Securities Funds -- Class 1 Templeton Growth Securities Fund -- Class 1


                        LINCOLN NATIONAL FUNDS, managed by Delaware Lincoln Investment Advisors, 2005 Market Street, Philadelphia, PA 19103



                            LN Money Market Fund, Inc.



                        MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc.,
                        500 Boylston Street, Boston, MA 02116;



                            MFS Emerging Growth Series -- Initial Class
                            MFS Total Return Series -- Initial class
                            MFS Utilities Series -- Initial Class

                        OCC ACCUMULATION TRUST, managed by OpCap Advisors and distributed by OCC Distributors, 1345 Avenue of the Americas, New York, NY 10105



                            Global Equity Portfolio
                            Managed Portfolio


                    The investment advisory fees charged the Funds by their advisers are shown listed under "Fund Expenses" in this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.


                    AIM V.I. CAPITAL APPRECIATION FUND: Seeks growth of capital through investment in common stocks.



                    AIM V.I. DIVERSIFIED INCOME FUND: Seeks to achieve a high level of current income.


                    AIM V.I. GROWTH FUND: Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Focus is on companies that have experienced above-average growth in earnings and have excellent prospects for future growth.


                    AIM V.I. VALUE FUND: Seeks to achieve long-term growth of capital.



                    DELAWARE EMERGING MARKETS SERIES -- STANDARD CLASS: Seeks long-term capital appreciation by investing primarily in stocks of companies located or operating in emerging or developing countries.



                    DELAWARE SMALL CAP VALUE SERIES -- STANDARD CLASS: Seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.



                    DELAWARE TREND SERIES -- STANDARD CLASS: Seeks long-term capital appreciation by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.



                    DEUTSCHE VIT EQUITY 500 INDEX FUND: Seeks to match as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of larger US companies.


                    FIDELITY VIP EQUITY-INCOME PORTFOLIO -- INITIAL CLASS: Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).

                    FIDELITY VIP II ASSET MANAGER PORTFOLIO -- INITIAL CLASS:
                    Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and money market instruments.

                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO -- INITIAL
                    CLASS: Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.


                    LINCOLN MONEY MARKET FUND: Seeks maximum current income consistent with the preservation of capital. The Fund invests in high quality short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.

                    MFS EMERGING GROWTH SERIES -- INITIAL CLASS: Seeks to provide long-term growth of capital.



                    MFS TOTAL RETURN SERIES -- INITIAL CLASS: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.



                    MFS UTILITIES SERIES -- INITIAL CLASS: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).


                    OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO: Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC ACCUMULATION TRUST MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.


                    TEMPLETON ASSET STRATEGY FUND -- CLASS 1: Seeks high total return. Invests primarily in stocks of companies in any nation, bonds of companies and governments of any nation, and in money market instruments adjusting the mix to capitalize on total return potential. Templeton Investment Council, LLC serves as the Fund's investment advisor.


                    TEMPLETON GROWTH SECURITIES FUND -- CLASS 1: Seeks long-term capital growth. Invests primarily in stocks of companies in various nations throughout the world including the U.S. and emerging markets. Templeton Global Advisors Limited serves as the Fund's investment advisor.


                    TEMPLETON INTERNATIONAL SECURITIES FUND -- CLASS 1: Seeks long-term capital growth. Invests primarily in stocks of companies outside the United States, including those in emerging markets. Templeton Investment Counsel, LLC serves as the Fund's investment advisor.


                    Several of the Funds may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses. Please review the Fund Prospectuses carefully.


                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. There is investment performance risk in each of the Sub-Accounts, although the amount of such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments. The right to select among Funds will be limited by the terms and conditions imposed by Lincoln Life (SEE Allocation of Net Premium Payments). Lincoln Life may make these changes (including substitutions) for some or all classes of policyholders.


                    SUBSTITUTION OF SECURITIES


                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in our judgment, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, or for any other reason in our sole discretion; we may substitute shares of another Fund. A substituted Fund may have higher charges than the one it replaces. There will be no substitution of securities in any Sub-Account without prior approval of the Commission. Substitute Funds may have higher charges than the Funds being replaced.



                    Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close Sub-Accounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.


                    VOTING RIGHTS

                    Lincoln Life will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    To determine how many votes each Policy owner is entitled to direct with respect to a Fund, first Lincoln Life will calculate the dollar amount of your account value attributable to that Fund. Second we will divide that amount by $100.00. The result is the number of votes you may direct.

                    FUND PARTICIPATION AGREEMENTS


                    In order to make the Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the Fund at annual rates of between 0.10% and 0.30% of the assets attributable to the Policies.


CHARGES AND FEES


                    We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, and may be used for any purpose, including covering shortfalls from other charges.


                    The nature and amount of these charges are as follows:

                    DEDUCTIONS FROM PREMIUM PAYMENTS

                    We deduct a premium charge of 8% from each Premium Payment.

                    DEDUCTIONS MADE MONTHLY

                    We make various expense deductions monthly. The Monthly Deduction, including the Cost of Insurance Charge is made from the Net Accumulation Value.

                    The Monthly Deductions are deducted proportionately from the value of each underlying investment subject to the charge. For Sub-Accounts, Variable Accumulation Units are canceled and the value of the canceled Variable Accumulation Units is withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day, the Date of Issue, and the same day of each month thereafter, or if there is no such date in a given month, the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period ("Grace Period"), to make a payment sufficient to cover that deduction. (See "Lapse and Reinstatement.")


                    If either Insured is still living when the younger Insured would have attained Age 100 and the Policy has not been surrendered, no further Monthly Deductions will be made and the Separate Account Value will be transferred to the Fixed Account. The Policy will then remain in force until surrender or the Second Death.

                    MONTHLY DEDUCTION

                    There is a flat dollar Monthly Deduction of $12.50 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $10 after the first Policy Year). In addition there is a Monthly Deduction charge of $0.09 per $1000 of Specified Amount for the first twenty years of the Policy and for the first twenty years following an increase in Specified Amount. If the No Lapse Provision is in effect there will also be a Monthly Deduction of $0.01 per $1000 of Specified Amount. (Note: the No Lapse provision is not available in IL, MA, MD, NJ and TX.)

                    These charges compensate Lincoln Life for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The "Cost of Insurance" charge is the portion of the Monthly Deduction designed to compensate Lincoln Life for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplementary benefits or monthly expense charges.

                    The Cost of Insurance charge depends on the Age, underwriting category and gender (in accordance with state law) of both Insureds and the current "Net Amount at Risk" (Death Benefit minus the Accumulated Value). The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insureds age, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of

                    Insurance Rate as determined by Lincoln Life. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO, Male or Female); or, for unisex rates, on the 1980 CSO-B Table.

                    MORTALITY AND EXPENSE RISK CHARGE

                    Lincoln Life deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred is issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is currently at an annual rate of 0.80% per year, and is guaranteed not to exceed 0.90% per year.

                    FUND EXPENSES

                    The purpose of the following Table is to help purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by purchasers assuming that all Net Premium Payments are allocated to the Separate Account. The table reflects expenses of the individual Funds underlying the Sub-Accounts.


                    Other Expenses of the Trusts shown in the table are based on expenses incurred by each Trust for the most recent calendar year. Future Fund expenses will vary. The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter for administrative expenses. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

                            PORTFOLIO EXPENSE TABLE



                                                                                              TOTAL
                                                                                              ANNUAL
                                                                                               FUND
                                                                                            OPERATING
                                                                                             EXPENSES                   TOTAL FUND
                                                                                             WITHOUT       TOTAL        OPERATING
                                                                                             WAIVERS      WAIVERS     EXPENSES WITH
                                                        MANAGEMENT     12(B)1     OTHER         OR          AND        WAIVERS AND
                            FUND                          FEES(1)       FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REIMBURSEMENTS
                            --------------------------  -----------   --------   --------   ----------   ----------   --------------
                            AIM V.I. Capital
                              Appreciation............     0.61%        N/A        0.21%       0.82%         N/A           0.82%
                            AIM V.I. Diversified
                              Income..................     0.60%        N/A        0.30%       0.90%         N/A           0.90%
                            AIM V.I. Growth...........     0.61%        N/A        0.22%       0.83%         N/A           0.83%
                            AIM V.I. Value............     0.61%        N/A        0.23%       0.84%         N/A           0.84%
                            Delaware Emerging
                              Markets -- Standard
                              Class (2a)..............     1.25%        N/A        0.43%       1.68%       (0.18%)         1.50%
                            Delaware Small Cap
                              Value -- Standard
                              Class (2b)..............     0.75%        N/A        0.14%       0.89%       (0.04%)         0.85%
                            Delaware Trend -- Standard
                              Class (2c)..............     0.73%        N/A        0.11%       0.84%       (0.01%)         0.83%
                            Deutsche Asset Management
                              VIT Equity 500 Index
                              (3).....................     0.20%        N/A        0.14%       0.34%       (0.04%)         0.30%
                            Fidelity VIP:
                              Equity-Income --
                              Initial Class (4).......     0.48%        N/A        0.08%       0.56%         N/A           0.56%
                            Fidelity VIPII: Asset
                              Manager -- Initial
                              Class...................     0.53%        N/A        0.08%       0.61%         N/A           0.61%
                            Fidelity VIP II:
                              Investment Grade
                              Bond -- Initial Class...     0.43%        N/A        0.11%       0.54%         N/A           0.54%
                            LN Money Market...........     0.48%        N/A        0.10%       0.58%         N/A           0.58%
                            MFS Emerging Growth --
                              Initial Class (5).......     0.75%        N/A        0.10%       0.85%         N/A           0.85%
                            MFS Total Return --
                              Initial Class(5)........     0.75%        N/A        0.15%       0.90%         N/A           0.90%
                            MFS Utilities -- Initial
                              Class (5)...............     0.75%        N/A        0.16%       0.91%         N/A           0.91%
                            OCC Global Equity (6).....     0.80%        N/A        0.34%       1.14%         N/A           1.14%
                            OCC Managed (6)...........     0.78%        N/A        0.08%       0.86%         N/A           0.86%
                            Templeton Asset
                              Strategy -- Class 1.....     0.60%        N/A        0.21%       0.81%         N/A           0.81%
                            Templeton Growth
                              Securities -- Class 1
                              (7).....................     0.81%        N/A        0.07%       0.88%         N/A           0.88%
                            Templeton International
                              Securities --
                              Class 1.................     0.67%        N/A        0.20%       0.87%         N/A           0.87%


                     ---------------------------------------------------


                     (1) Certain of the fund advisors reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors. Some advisors pay higher fees than others.



                     (2) (a) The investment advisor for the Emerging Markets Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2001 through
                              October 31, 2001, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.68%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million, all per year.



                     (2) (b) The investment advisor for the Small Cap Value Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



                     (2) (c) The investment advisor for the Trend Series is Delaware Management Company ("DMC"). Effective
                              May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $$500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



                     (3) Under the Advisory Agreement with Deutsche Asset
                         Management, Inc. (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Without the reimbursement to the Funds for the year ended 12/31/00 total expenses would have been 0.34% for the Equity 500 Index Fund.



                     (4) Actual annual class operating expenses were lower
                         because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund expenses for details.



                     (5) Each series has an expense offset arrangement which
                         reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.84% for Emerging Growth; 0.89% for Total Return; 0.90% for Utilities.



                     (6) Management Fees reflect effective management fees
                         before taking into effect any fee waiver. Other Expenses are shown before expense offsets afforded the Portfolios. Total Portfolio Expenses for the Managed Portfolio is limited by OpCap Advisors so that the annualized operating expenses (net of any expense offset) do not exceed 1.00% of average daily net assets. Total Portfolio Expenses for the Global Equity Portfolio are limited to 1.25% of average daily net assets.



                     (7) The Fund administration fee is paid indirectly through the management fee.


                    SURRENDER CHARGES

                    A generally declining Surrender Charge will apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insureds, the number of years since the Date of Issue, and Specified Amount. The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 2 by subtracting "Surrender Value" from "Total Accumulation Value" on any chosen set of investment return assumptions.

                    The surrender charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. For example, assuming issue ages 80 (the oldest possible issue ages for a Policy), the first year surrender charge is $37.40 per $1000 of face amount. At issue ages 65 it is $25.10 per $1000 of face amount, at issue ages 55 it is $13.68 per $1000 of face amount, and at issue ages 25 it is $2.87 per $1000 of face amount. These calculations assume both insureds are the same age. The surrender charge cannot exceed Policy value but may equal Policy value, especially during the first two Policy Years. All surrender charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 2 for issue ages 55 and 65.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. Lincoln Life may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.


                    Any surrenders, full or partial, may result in tax implications. (See "Tax Issues.")


                    Based on its actuarial determination, Lincoln Life does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which Lincoln Life will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of Lincoln Life, which supports insurance and annuity obligations.

                    TRANSACTION FEE FOR EXCESS TRANSFERS


                    A $25 fee may apply for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions.


DEATH BENEFITS

                    The Death Benefit Proceeds is the amount payable to the Beneficiary upon the Second Death (the death of the second of the two Insureds to die), in accordance with the Death Benefit Option elected. Loans (if any) and overdue deductions are deducted from the Death Benefit Proceeds prior to payment.


                    The applicant must select the Specified Amount of the Death Benefit, and the Death Benefit Option. The Specified Amount, which may not be less than $250,000, is the amount requested by the Policy Owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The Specified Amount is a field on the Policy Specification Page. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required on the Second Death and the Owner's ability to make Premium Payments. In evaluating this decision, the applicant should consider that the greater the Net Amount at Risk, the greater the monthly deductions for the Cost of Insurance.


                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. The Death Benefit Proceeds payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Second Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The "Corridor Death Benefit" is the applicable percentage (the "Corridor

                    Percentage") of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the younger Insured reaches or would have reached Age 40 and decreases in accordance with the table in Appendix I of this Prospectus to 100% when the younger Insured reaches or would have reached Age 95.


                    DEATH BENEFIT OPTION 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $250,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds until the Minimum Death Benefit exceeds the Specified Amount. (See "Death Benefits," "Federal Income Tax Definition of Life Insurance.")


                    DEATH BENEFIT OPTION 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Accumulation Value as of the date of the Second Death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.

                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below. The ability of the Owner to support the Policy is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted from the value of the Policy to pay the Cost of Insurance.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Second Death will revert to Lincoln Life.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum amount of increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to Lincoln Life.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    Lincoln Life may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. Lincoln Life may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by Lincoln Life, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix I.

NOTICE OF DEATH OF INSUREDS


                    Due Proof of Death must be furnished to Lincoln Life at the Administrative Office as soon as reasonably practicable after the death of each Insured. "Due Proof of Death" must be in proper written form with a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to Lincoln Life.


PAYMENT OF DEATH BENEFIT PROCEEDS


                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary after receipt at the Administrative Office of Due Proof of Death of both Insureds. (See "SETTLEMENT OPTIONS.") The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Second Death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Separate Account values cannot be determined.


                    SETTLEMENT OPTIONS

                    There are several ways in which the Beneficiary may receive the Death Benefit Proceeds, or in which the Owner may choose to receive payments upon surrender of the Policy.

                    The Owner may elect a Settlement Option before the Second Death; after the Second Death, if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may elect one of the Settlement Options. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, Lincoln Life will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                        The first Settlement Option is an annuity for the lifetime of the payee.

                        The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                        Under the third Settlement Option, Lincoln Life makes monthly payments for a stated number of years, at least five but no more than thirty.

                        The fourth Settlement Option, provides that Lincoln Life pays interest annually on the sum left with Lincoln Life at a rate of at least 3% per year, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by Lincoln Life at the time of election may also be selected.

POLICY LIQUIDITY

                    The Policy provides only limited liquidity. Subject to certain limitations, however, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS

                    The Owner may at any time contract for Policy Loans up to an aggregate amount not to exceed 90% of the Surrender Value at the time a Policy Loan is made. It is a condition to securing a Policy Loan that the Owner execute a loan agreement and that the Policy be assigned to Lincoln Life free of any other assignments. The Loan Account is the account in which Policy indebtedness (outstanding Loans and interest) accrues once it is transferred out of the Fixed Account or Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and loan interest is payable to Lincoln Life (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred from the values in the Fixed Account and each Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    During the first ten Policy Years, Lincoln Life's current practice is to credit interest to the Loan Account Value at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, Lincoln Life's current practice is to credit interest at an annual rate equal to the interest rate charged on the loan, less 0% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, transfers from each for loans and loan interest will be made in proportion to the assets in each Sub-Account at that time, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Second Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (See "Lapse and Reinstatement.")

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER


                    You may make a partial surrender at any time before the Second Death by request to the Administrative Office in proper written form or by telephone, if telephone transactions have been authorized by the Owner. Each time you request a partial surrender of your Policy, we charge you 2% of the amount withdrawn not to exceed $25. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.


                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $250,000, the partial surrender will not be permitted by Lincoln Life. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Lincoln Life may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY

                    You may surrender the Policy at any time. On surrender of the Policy, Lincoln Life will pay you, or assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. All coverage under the Policy will automatically terminate if the Owner makes a full surrender.

                    SURRENDER VALUE

                    The "Surrender Value" of a Policy is the amount the Owner can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (See "Charges and Fees"). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 2.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any Sub-Accounts will be made within 7 days. Payment or transfer from the Fixed Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While either Insured is living, the Owner may assign the Owner's rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by the Owner and recorded at the Administrative Office. No assignment will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life is not responsible for any assignment not submitted for recording, nor is Lincoln Life responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as either Insured is living, the Owner may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY

                    Except as provided by the No Lapse Provision, if at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders,
                    (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors.

                    If Lincoln Life has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, Lincoln Life will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to Lincoln Life on or before the day that is the later of (a) 31 days after the date of mailing of the notice, and
                    (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the "Grace Period"), then the policy shall terminate and all coverage under the policy shall lapse without value. If the Second Death occurs during the Grace Period, Death Benefit Proceeds will be paid, but will be reduced, in addition to any other reductions, by any unpaid Monthly Deductions. If the Second Death occurs after the Policy has lapsed, no Death Benefit Proceeds will be paid.

                    NO LAPSE PROVISION

                    (Note: the No Lapse provision is not available in IL, MA, MD, NJ and TX.)


                    The applicant must elect the No Lapse Provision at the time of application. There is an additional charge for this provision. If this provision is elected and if at each Monthly Anniversary Day the sum of all Premium Payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse Premiums (the cumulative premium required to have been paid by each Monthly Anniversary Day, as indicated in the Policy Specifications) due since the Date of Issue of the Policy, the Policy will not lapse. A Grace Period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid. The Grace Period is the later of (a) 31 days after the date of mailing of the notice (as explained above), and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent. The payment of sufficient additional premiums during the Grace Period will keep the No Lapse Provision in force.


                    The No Lapse Provision will be terminated if you fail to meet the premium requirements, if there is an increase in Specified Amount or if you change the Death Benefit Option. Once the No Lapse Provision terminates, it cannot be reinstated.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, and assuming the No-Lapse Provision does not apply, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of both insureds is furnished to Lincoln Life and it agrees to accept the risk, (d) Lincoln Life receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which Lincoln Life approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following Lincoln Life approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LINCOLN LIFE

                    PROPER WRITTEN FORM


                    Whenever this Prospectus refers to a communication "in proper written form," it means in writing, or by facsimile, in form and substance reasonably satisfactory to Lincoln Life, received at the Administrative Office.


                    TELEPHONE TRANSACTION PRIVILEGES

                    Telephone transactions are permitted only if authorized in proper written form by the applicant or Owner. To effect a permitted telephone transaction, the Owner or his or her authorized representative must call the Administrative Office and provide, as identification, his or her policy number, a requested portion of his or her Social Security number, and such other information as Lincoln Life may require to authenticate the authority of the caller. If permitted and adequately authenticated, a customer service representative will accept the telephone transaction request. Lincoln Life disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.


                    Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.


OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when both Insureds are at least Age 18 but are less than Age 80.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided both Insureds are alive and prior to any change in the health and insurability of the Insureds as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY

                    The Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by Lincoln Life. The benefits for the new policy will not vary with the investment experience of the Separate Account. The exchange must be elected within 24 months from the Date of Issue. No evidence of insurability will be required.

                    The Owner, the Insureds and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Owner will be required to make additional Premium Payments in order to effect the exchange. The new Policy will have a Date of Issue and issue Ages as of the date of exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Owner, Lincoln Life will pay the excess to the Owner in cash. The exchange may be subject to federal income tax withholding.

                    If at any time while both Insureds are alive, a change in the Internal Revenue Code would result in a less favorable tax treatment of the Insurance provided under the policy or if the Insureds are legally divorced while the policy is in force, the Owner may exchange the policy for separate single life policies on each of the Insureds subject to the following conditions: (a) evidence of insurability satisfactory to Lincoln Life is furnished, (b) the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under the policy, (c) the premium for each new policy is determined according to Lincoln Life's rates then in effect for that policy based on each Insured's then attained age and sex, and (d) any other requirements as determined by Lincoln Life are met. The new policy will not take effect until the date all such requirements are met.

                    INCONTESTABILITY

                    Lincoln Life will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force for two years from the Date of Issue so long as both Insureds were alive during those two years. For any increase in Specified Amount requiring evidence of insurability, Lincoln Life will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date so long as both Insureds were alive during those two years.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of either of the Insureds has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:

                       1. is the Net Amount at Risk at the time of the Second Death;

                       2. is the ratio of the monthly Cost of Insurance applied
                          in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and

                       3. is the Accumulation Value at the time of the Second Death.

                    SUICIDE

                    If the Second Death is by suicide, while sane or insane, within two years from the Date of Issue, Lincoln Life will upon the Second Death pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Second Death is by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, Lincoln Life will upon the Second Death pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of Lincoln Life.

                    RIDERS


                    In our discretion, we may offer riders that may alter the benefits or charges in your Policy. Riders may have tax consequences.


TAX ISSUES


                    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.


                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.


                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."



                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.


                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

                    If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.


                    POLICIES WHICH ARE MECS


                    CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                    59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.


                    POLICIES WHICH ARE NOT MECS


                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.


                    LAST SURVIVOR CONTRACT

                    Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the
                    Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

                    Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured.

                    OTHER CONSIDERATIONS

                    INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    TAX STATUS OF LINCOLN LIFE

                    Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insureds grow older. Moreover, on the death of the first of the Insureds to die, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DIRECTORS AND OFFICERS OF LINCOLN LIFE


                    The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802 and each has been employed by Lincoln Life or its affiliates for more than five years.



                                    NAME, ADDRESS AND
                               POSITION(S) WITH REGISTRANT        PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------  ------------------------------------------
                            JON A. BOSCIA                       Chief Executive Officer and Chairman of
                            PRESIDENT AND DIRECTOR              the Board of Directors [3/01-present]
                            1500 Market Street                  Lincoln National Corporation; President
                            Suite 3900                          and Director [12/99-present] The Lincoln
                            Philadelphia, PA                    National Life Insurance Company. Formerly:
                            19102                               President, Chief Executive Officer and
                                                                Director [1/98-3/01], Lincoln National
                                                                Corporation; President, Chief Executive
                                                                Officer and Director [10/96-1/98] and
                                                                President and Chief Operating Officer
                                                                [5/94-10/96], The Lincoln National Life
                                                                Insurance Company.
                            JANET CHRZAN                        Senior Vice President and Chief Financial
                            SENIOR VICE PRESIDENT AND CHIEF     Officer [4/00-present], Formerly: Vice
                            FINANCIAL OFFICER                   President and Treasurer [8/95-4/00], The
                                                                Lincoln National Life Insurance Company.
                            JOHN H. GOTTA                       Chief Executive Officer of Life Insurance,
                            CHIEF EXECUTIVE OFFICER OF LIFE     Senior Vice President, Assistant Secretary
                            INSURANCE, SENIOR VICE PRESIDENT,   and Director [12/99-present]. Formerly:
                            ASSISTANT SECRETARY AND DIRECTOR    Senior Vice President and and Assistant
                            350 Church Street                   Secretary [4/98-12/99], Senior Vice
                            Hartford, CT 06103                  President [2/98-4/98, Vice President and
                                                                General Manager [1/98-2/98], The Lincoln
                                                                National Life Insurance Company; Senior
                                                                Vice President [3/96-12/97], Connecticut
                                                                General Life Insurance Company; Vice
                                                                President [8/94-3/96], Connecticut
                                                                (Massachusetts Mutual) Mutual Life
                                                                Insurance Company.
                            CHARLES E. HALDEMAN, JR.            Director [7/00-present], The Lincoln
                            DIRECTOR                            National Life Insurance Company;
                            One Commerce                        President, Chief Executive Officer and
                            2005 Market Street                  Director [1/00-present], Lincoln National
                            Philadelphia, PA                    Investment Companies, Incorporated;
                            19103                               President, Chief Executive Officer and
                                                                Director [1/00-present], Delaware
                                                                Management Holdings, Incorporated;
                                                                President and Director [7/00-present],
                                                                Lincoln Investment Management,
                                                                Incorporated. Formerly: President and
                                                                Chief Operating Officer [2/98-1/00],
                                                                United Asset Management Corporation;
                                                                Director and Partner 1/85-12/99], Cooke &
                                                                Bieler, Incorporated.
                            J. MICHAEL HEMP                     President and Director [7/97-present],
                            SENIOR VICE PRESIDENT               Lincoln Financial Advisors Incorporated;
                            350 Church Street                   Senior Vice President [formerly Vice
                            Hartford, CT 06103                  President][10/95-present], The Lincoln
                                                                National Life Insurance Company.

                                    NAME, ADDRESS AND
                               POSITION(S) WITH REGISTRANT        PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------  ------------------------------------------
                            GARY W. PARKER                      Senior Vice President and Chief Product
                            SENIOR VICE PRESIDENT AND CHIEF     Officer [3/00-present], Vice President,
                            PRODUCT OFFICER                     Product Management [7/98-3/00], The
                            350 Church Street                   Lincoln National Life Insurance Company.
                            Hartford, CT 06103                  Formerly: Senior Vice President, Life
                                                                Products [10/97-6/98], Vice President,
                                                                Marketing Services [9/89-10/97], Life of
                                                                Virginia.
                            LAWRENCE T. ROWLAND                 Executive Vice President [10/96-present],
                            EXECUTIVE VICE PRESIDENT AND        Formerly: Senior Vice President
                            DIRECTOR                            [1/93-]10/96], The Lincoln National Life
                            One Reinsurance Place               Insurance Company. Chairman, Chief
                            1700 Magnavox Way                   Executive Officer, President and Director
                            Fort Wayne, IN 46802                [10/96-present], Formerly: Senior Vice
                                                                President [10/95-10/96], Vice President
                                                                [10/91-10/95, Lincoln National Reassurance
                                                                Company.
                            KEITH J. RYAN                       Vice President, Controller and Chief
                            VICE PRESIDENT, CONTROLLER AND      Accounting Officer [1/96-present], The
                            CHIEF ACCOUNTING OFFICER            Lincoln National Life Insurance Company.
                            LORRY J. STENSRUD                   Chief Executive Officer of Annuities,
                            CHIEF EXECUTIVE OFFICER OF          Executive Vice President and Director
                            ANNUITIES, EXECUTIVE VICE           [6/00-present], The Lincoln National Life
                            PRESIDENT AND DIRECTOR              Insurance Company. Formerly: President and
                                                                Chief Executive Officer [6/95-6/00], Cova
                                                                Life Insurance (Xerox Life).
                            TODD R. STEPHENSON                  Senior Vice President and Treasurer
                            SENIOR VICE PRESIDENT AND           [4/00-present], The Lincoln National Life
                            TREASURER                           Insurance Company. Formerly: Senior Vice
                                                                President, Chief Financial Officer and
                                                                Assistant Treasurer [3/99-4/00], The
                                                                Lincoln National Life Insurance Company;
                                                                Senior Vice President and Chief Operating
                                                                Officer [1/98-3/99], Lincoln Life &
                                                                Annuity Distributors, Inc.; Senior Vice
                                                                President and Chief Operating Officer
                                                                [1/98-3/99], Lincoln Financial Advisors
                                                                Corporation; Senior Vice President,
                                                                Treasurer, Chief Financial Officer and
                                                                Director [2/95-12/97], American States
                                                                Insurance Company.
                            RICHARD C. VAUGHAN                  Executive Vice President and Chief
                            DIRECTOR                            Financial Officer [1/95-present],
                            Centre Square                       Formerly: Senior Vice President and Chief
                            West Tower                          Financial Officer [6/92-1/95], Lincoln
                            1500 Market Street                  National Corporation.
                            Suite 3900
                            Philadelphia, PA 19102
                            MICHAEL R. WALKER                   Senior Vice President and Chief
                            SENIOR VICE PRESIDENT AND CHIEF     Development Officer [3/00-present], Senior
                            DEVELOPMENT OFFICER                 Vice President [1/98-3/00], Vice President
                            350 Church Street                   [1/96-1/98], The Lincoln National Life
                            Hartford, CT 06103                  Insurance Company. Formerly: Vice
                                                                President [3/93-1/96], Employers Health
                                                                Insurance Company.

DISTRIBUTION OF POLICIES


                    Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, also the principal underwriter for the Policies, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has responsibility for establishing a selling plan for the Policies. The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Indiana 46802.



                    The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives of Lincoln Financial Advisors Corp. or Lincoln Financial Distributors (both registered representatives affiliated with Lincoln). The Policy may also be sold by registered representatives of other broker-dealers. Registered representatives may receive commission and service fees up to 60% of the first year premium, plus up to 5% of all other premiums paid. Selling representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, newsletters and training.



                    The selling office receives additional compensation on the first year premium and all additional premiums. In some situations the selling office may elect to share its commission with the registered representative. Depending in the particular selling arrangements there may be others who Lincoln compensates for distribution activities. (For example, Lincoln Life may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.)



                    All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.


CHANGES OF INVESTMENT POLICY

                    Lincoln Life may materially change the investment policy of the Separate Account. Lincoln Life must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders Lincoln Life's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by Lincoln Life on the life of the Insureds. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. Lincoln Life will not require evidence of insurability for this conversion.


                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.


STATE REGULATION

                    Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Lincoln Life for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Lincoln Life's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Lincoln Life's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Indiana Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

REPORTS TO OWNERS

                    Lincoln Life maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.


                    Owners will receive statements of significant transactions such as: changes in Specified Amount or Death Benefit Option; transfers among Sub-Accounts; Premium Payments; loans and repayment of loans; reinstatement; and termination.


ADVERTISING

                    We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisement. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

LEGAL PROCEEDINGS


                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of reliefs in addition to amounts for equitable relief.



                    Lincoln Life has also reached an agreement in principle to resolve its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.



                    After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

EXPERTS


                    The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.



                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the Opinion filed as an Exhibit to the Registration Statement.


                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the Opinion filed as an Exhibit to the Registration Statement.

REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, Lincoln Life, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF THE YOUNGER
INSURED (NEAREST BIRTHDAY)      CORRIDOR PERCENTAGE
----------------------------    -------------------
            0-40                        250%
             41                         243
             42                         236
             43                         229
             44                         222
             45                         215
             46                         209
             47                         203
             48                         197
             49                         191
             50                         185
             51                         178
             52                         171
             53                         164
             54                         157
             55                         150
             56                         146
             57                         142
             58                         138
             59                         134
             60                         130
             61                         128
             62                         126
             63                         124
             64                         122
             65                         120
             66                         119
             67                         118
             68                         117
             69                         116
             70                         115
             71                         113
             72                         111
             73                         109
             74                         107
           75-90                        105
             91                         104
             92                         103
             93                         102
             94                         101
           95-99                        100

APPENDIX 2

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations show how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option, and that the No-Lapse Provision is not selected.


                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Separate Account. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.82% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 2000.



                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.61%, 4.34% and 10.30% on a current basis, -1.71%, 4.25%
                    and 10.20% on a guaranteed basis.


                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load of 8.0% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $12.50 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years. The charge also includes $0.09 per $1,000 of Specified Amount during the first twenty Policy Years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insureds' ages, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,733 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS



        PREMIUMS
        ACCUMULATED                              TOTAL ACCUMULATION VALUE       SURRENDER VALUE
           AT                                    ANNUAL INVESTMENT RETURN  ANNUAL INVESTMENT RETURN
END OF     5%         DEATH BENEFIT PROCEEDS                OF                        OF
POLICY  INTEREST    ANNUAL INVESTMENT RETURN OF   GROSS   GROSS             GROSS   GROSS            SURRENDER
YEAR    PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%   0%      6%    GROSS 12%   0%      6%    GROSS 12% CHARGE
  --     -------   --------- --------- --------- ------- ------- --------- ------- ------- ---------  ------

   1      14,420   1,000,000 1,000,000 1,000,000 11,136  11,816    12,496       0       0         0   13,676
   2      29,560   1,000,000 1,000,000 1,000,000 21,949  23,996    26,124   8,683  10,730    12,858   13,266
   3      45,458   1,000,000 1,000,000 1,000,000 32,386  36,496    40,939  19,632  23,742    28,185   12,753
   4      62,150   1,000,000 1,000,000 1,000,000 42,424  49,300    57,033  30,217  37,093    44,827   12,206
   5      79,678   1,000,000 1,000,000 1,000,000 52,036  62,389    74,507  40,309  50,662    62,779   11,728

   6      98,081   1,000,000 1,000,000 1,000,000 61,191  75,738    93,465  50,079  64,626    82,353   11,112
   7     117,405   1,000,000 1,000,000 1,000,000 69,841  89,306   114,016  59,964  79,429   104,139    9,877
   8     137,695   1,000,000 1,000,000 1,000,000 77,927  103,039  136,264  69,284  94,396   127,621    8,643
   9     158,999   1,000,000 1,000,000 1,000,000 85,363  116,856  160,310  77,955  109,448  152,902    7,408
  10     181,369   1,000,000 1,000,000 1,000,000 92,055  130,667  186,264  85,882  124,493  180,090    6,173

  11     204,857   1,000,000 1,000,000 1,000,000 97,901  144,370  214,251  92,963  139,432  209,312    4,939
  12     229,519   1,000,000 1,000,000 1,000,000 102,797 157,864  244,424  99,093  154,160  240,720    3,704
  13     255,415   1,000,000 1,000,000 1,000,000 106,637 171,044  276,971  104,168 168,575  274,502    2,469
  14     282,605   1,000,000 1,000,000 1,000,000 109,317 183,806  312,124  108,082 182,572  310,889    1,235
  15     311,155   1,000,000 1,000,000 1,000,000 110,693 196,013  350,137  110,693 196,013  350,137        0

  20     476,799   1,000,000 1,000,000 1,000,000 87,833  239,130  594,178  87,833  239,130  594,178        0
  25     688,208           0 1,000,000 1,051,334      0  211,972 1,001,270      0  211,972 1,001,270       0
  30     958,025           0         0 1,765,519      0       0  1,681,447      0       0  1,681,447       0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.82% per year.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,733 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS



        PREMIUMS
        ACCUMULATED                              TOTAL ACCUMULATION VALUE       SURRENDER VALUE
           AT                                    ANNUAL INVESTMENT RETURN  ANNUAL INVESTMENT RETURN
END OF     5%         DEATH BENEFIT PROCEEDS                OF                        OF
POLICY  INTEREST    ANNUAL INVESTMENT RETURN OF   GROSS   GROSS             GROSS   GROSS            SURRENDER
YEAR    PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%   0%      6%    GROSS 12%   0%      6%    GROSS 12% CHARGE
  --     -------   --------- --------- --------- ------- ------- --------- ------- ------- ---------  ------

   1      14,420   1,000,000 1,000,000 1,000,000 11,209  11,892    12,575       0       0         0   13,676
   2      29,560   1,000,000 1,000,000 1,000,000 22,304  24,369    26,514   9,038  11,102    13,248   13,266
   3      45,458   1,000,000 1,000,000 1,000,000 33,195  37,360    41,862  20,441  24,607    29,109   12,753
   4      62,150   1,000,000 1,000,000 1,000,000 43,880  50,886    58,759  31,674  38,680    46,552   12,206
   5      79,678   1,000,000 1,000,000 1,000,000 54,360  64,965    77,361  42,632  53,238    65,633   11,728

   6      98,081   1,000,000 1,000,000 1,000,000 64,633  79,618    97,841  53,521  68,506    86,729   11,112
   7     117,405   1,000,000 1,000,000 1,000,000 74,699  94,866   120,389  64,821  84,988   110,511    9,877
   8     137,695   1,000,000 1,000,000 1,000,000 84,555  110,729  145,214  75,912  102,086  136,571    8,643
   9     158,999   1,000,000 1,000,000 1,000,000 94,200  127,230  172,548  86,791  119,822  165,140    7,408
  10     181,369   1,000,000 1,000,000 1,000,000 103,629 144,392  202,647  97,456  138,218  196,473    6,173

  11     204,857   1,000,000 1,000,000 1,000,000 112,841 162,238  235,794  107,903 157,299  230,855    4,939
  12     229,519   1,000,000 1,000,000 1,000,000 121,758 180,722  272,235  118,054 177,018  268,531    3,704
  13     255,415   1,000,000 1,000,000 1,000,000 130,346 199,839  312,292  127,876 197,369  309,822    2,469
  14     282,605   1,000,000 1,000,000 1,000,000 138,534 219,550  356,292  137,299 218,316  355,058    1,235
  15     311,155   1,000,000 1,000,000 1,000,000 146,291 239,857  404,645  146,291 239,857  404,645        0

  20     476,799   1,000,000 1,000,000 1,000,000 174,942 348,226  728,869  174,942 348,226  728,869        0
  25     688,208   1,000,000 1,000,000 1,332,239 179,913 468,892 1,268,799 179,913 468,892 1,268,799       0
  30     958,025   1,000,000 1,000,000 2,250,699 120,631 585,997 2,143,523 120,631 585,997 2,143,523       0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,655 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS



         PREMIUMS
        ACCUMULATED
            AT                                       TOTAL ACCUMULATION VALUE         SURRENDER VALUE
END OF      5%          DEATH BENEFIT PROCEEDS      ANNUAL INVESTMENT RETURN OF ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST    ANNUAL INVESTMENT RETURN OF     GROSS                       GROSS                      SURRENDER
YEAR     PER YEAR   GROSS 0%   GROSS 6%  GROSS 12%    0%    GROSS 6% GROSS 12%    0%    GROSS 6% GROSS 12%  CHARGE
  --    ---------- ---------- ---------- ---------- ------- -------- ---------- ------- -------- ----------  ------

   1       22,738   1,000,000  1,000,000  1,000,000 18,320   19,434      20,549      0        0           0  25,098
   2       46,612   1,000,000  1,000,000  1,000,000 36,282   39,648      43,148 12,222   15,588      19,088  24,060
   3       71,681   1,000,000  1,000,000  1,000,000 53,815   60,597      67,927 30,824   37,606      44,937  22,991
   4       98,003   1,000,000  1,000,000  1,000,000 70,902   82,290      95,091 48,949   60,337      73,138  21,953
   5      125,640   1,000,000  1,000,000  1,000,000 87,536  104,748     124,876 66,653   83,865     103,993  20,883

   6      154,660   1,000,000  1,000,000  1,000,000 103,708 127,990     157,544 83,863  108,144     137,699  19,845
   7      185,131   1,000,000  1,000,000  1,000,000 119,408 152,038     193,387 101,767 134,398     175,746  17,640
   8      217,125   1,000,000  1,000,000  1,000,000 134,624 176,916     232,731 119,189 161,481     217,296  15,435
   9      250,719   1,000,000  1,000,000  1,000,000 149,346 202,649     275,942 136,116 189,419     262,712  13,230
  10      285,993   1,000,000  1,000,000  1,000,000 163,560 229,265     323,430 152,534 218,240     312,405  11,025

  11      323,030   1,000,000  1,000,000  1,000,000 177,251 256,794     375,655 168,431 247,974     366,835   8,820
  12      361,920   1,000,000  1,000,000  1,000,000 189,943 284,845     432,780 183,328 278,230     426,165   6,615
  13      402,753   1,000,000  1,000,000  1,000,000 201,515 313,357     495,340 197,105 308,947     490,930   4,410
  14      445,629   1,000,000  1,000,000  1,000,000 211,603 342,074     563,833 209,398 339,869     561,628   2,205
  15      490,648   1,000,000  1,000,000  1,000,000 219,759 370,686     638,896 219,759 370,686     638,896       0

  20      751,845   1,000,000  1,000,000  1,210,205 214,961 503,484   1,152,576 214,961 503,484   1,152,576       0
  25    1,085,207   1,000,000  1,000,000  2,095,015 113,906 631,516   1,995,252 113,906 631,516   1,995,252       0
  30    1,510,670           0  1,000,000  3,392,012      0  763,781   3,358,428      0  763,781   3,358,428       0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.82% per year.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,655 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS



         PREMIUMS
        ACCUMULATED
            AT                                       TOTAL ACCUMULATION VALUE         SURRENDER VALUE
END OF      5%          DEATH BENEFIT PROCEEDS      ANNUAL INVESTMENT RETURN OF ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST    ANNUAL INVESTMENT RETURN OF     GROSS                       GROSS                      SURRENDER
YEAR     PER YEAR   GROSS 0%   GROSS 6%  GROSS 12%    0%    GROSS 6% GROSS 12%    0%    GROSS 6% GROSS 12%  CHARGE
  --    ---------- ---------- ---------- ---------- ------- -------- ---------- ------- -------- ----------  ------

   1       22,738   1,000,000  1,000,000  1,000,000 18,013   19,118      20,222      0        0           0  25,098
   2       46,612   1,000,000  1,000,000  1,000,000 34,942   38,246      41,683 10,883   14,186      17,623  24,060
   3       71,681   1,000,000  1,000,000  1,000,000 50,639   57,220      64,343 27,649   34,230      41,352  22,991
   4       98,003   1,000,000  1,000,000  1,000,000 64,989   75,905      88,206 43,037   53,952      66,254  21,953
   5      125,640   1,000,000  1,000,000  1,000,000 77,863   94,147     113,272 56,980   73,263      92,389  20,883

   6      154,660   1,000,000  1,000,000  1,000,000 89,091  111,751     139,516 69,245   91,905     119,671  19,845
   7      185,131   1,000,000  1,000,000  1,000,000 98,439  128,458     166,873 80,799  110,818     149,233  17,640
   8      217,125   1,000,000  1,000,000  1,000,000 105,587 143,918     195,218 90,151  128,482     179,782  15,435
   9      250,719   1,000,000  1,000,000  1,000,000 110,110 157,676     224,362 96,880  144,446     211,132  13,230
  10      285,993   1,000,000  1,000,000  1,000,000 111,512 169,203     254,098 100,487 158,178     243,073  11,025

  11      323,030   1,000,000  1,000,000  1,000,000 109,244 177,911     284,233 100,423 169,091     275,413   8,820
  12      361,920   1,000,000  1,000,000  1,000,000 102,702 183,157     314,614 96,087  176,542     307,999   6,615
  13      402,753   1,000,000  1,000,000  1,000,000 91,234  184,236     345,152 86,824  179,825     340,742   4,410
  14      445,629   1,000,000  1,000,000  1,000,000 74,097  180,342     375,824 71,892  178,137     373,619   2,205
  15      490,648   1,000,000  1,000,000  1,000,000 50,320  170,433     406,603 50,320  170,433     406,603       0

  20      751,845           0          0  1,000,000      0        0     558,651      0        0     558,651       0
  25    1,085,207           0          0  1,000,000      0        0     732,382      0        0     732,382       0
  30    1,510,670           0          0  1,169,799      0        0   1,158,217      0        0   1,158,217       0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  PROSPECTUS 2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

HOME OFFICE LOCATION:
1300 SOUTH CLINTON STREET
P.O. BOX 1110
FORT WAYNE, INDIANA 46802
(800) 454-6265

ADMINISTRATIVE OFFICE
PERSONAL SERVICE CENTER MVLI
350 CHURCH STREET
HARTFORD, CT 06103-1106
(800) 444-2363

--------------------------------------------------------------------------------

               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              BENEFITS PAYABLE ON DEATH OF SECOND OF TWO INSUREDS
--------------------------------------------------------------------------------

    This Prospectus describes LSVUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "Company", "we", "us", "our"). The Policy provides death benefits when the second of the two named Insureds dies (a "Second Death Policy").

    The Policy features include:

                        - flexible premium payments;

                        - a choice of one of two death benefit options; and

                        - a choice of underlying investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.

    You may allocate net premiums to the Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"). Each Sub-Account invests in one of the Funds listed below:


AIM VARIABLE INSURANCE FUNDS
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund
AMERICAN FUNDS INSURANCE SERIES
Global Small Capitalization Fund -- Class 2
Growth Fund -- Class 2
Growth-Income Fund -- Class 2
BARON CAPITAL FUNDS TRUST
Baron Capital Asset Fund -- Insurance Shares
DELAWARE GROUP PREMIUM FUND
Devon Series -- Standard Class
Emerging Markets Series -- Standard Class
High Yield Series -- Standard Class
REIT Series -- Standard Class
Small Cap Value Series -- Standard Class
Trend Series -- Standard Class
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE-Registered Trademark- Equity Index Fund
Equity 500 Index Fund
Small Cap Index Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Growth Portfolio -- Service Class
High Income Portfolio -- Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio -- Service Class


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
Growth Opportunities Portfolio -- Service Class
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Growth Securities Fund -- Class 2
Templeton International Securities Fund -- Class 2
JANUS ASPEN SERIES
Janus Aspen Balanced Portfolio -- Institutional Shares
Janus Aspen Global Technology Portfolio -- Service Shares
Janus Aspen Worldwide Growth Portfolio -- Institutional Shares
LINCOLN NATIONAL FUNDS
LN Bond Fund, Inc.
LN Capital Appreciation Fund, Inc.
LN Equity-Income Fund, Inc.
LN Global Asset Allocation Fund, Inc.
LN Money Market Fund, Inc.
LN Social Awareness Fund, Inc.
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST
MFS Emerging Growth Series -- Initial Class
MFS Total Return Series -- Initial Class
MFS Utilities Series -- Initial Class
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AMT Mid-Cap Growth Portfolio
AMT Partners Portfolio


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.


                         PROSPECTUS DATED: MAY 1, 2001

                               TABLE OF CONTENTS


CONTENTS                                  PAGE
--------                                --------
HIGHLIGHTS............................      3
  Initial Choices To Be Made..........      3
  Level or Varying Death Benefit......      4
  Amount of Premium Payment...........      4
  Selection of Funding Vehicles.......      5
  Charges and Fees....................      5
  Changes in Specified Amount.........      6
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
 THE GENERAL ACCOUNT..................      6
BUYING VARIABLE LIFE INSURANCE........      7
  Replacements........................      8
APPLICATION...........................      9
OWNERSHIP.............................      9
BENEFICIARY...........................     10
INSUREDS..............................     10
THE POLICY............................     10
  Policy Specifications...............     10
PREMIUM FEATURES......................     11
  Planned Premiums; Additional
   Premiums...........................     11
    Limits on Right to Make Payments
     of Additional and Planned
     Premiums.........................     11
    Premium Load; Net Premium
     Payment..........................     12
RIGHT-TO-EXAMINE PERIOD...............     12
TRANSFERS AND ALLOCATION AMONG
 ACCOUNTS.............................     12
  Allocation of Net Premium
   Payments...........................     12
  Transfers...........................     12
  Optional Sub-Account Allocation
   Programs...........................     13
    Dollar Cost Averaging.............     13
    Automatic Rebalancing.............     13
POLICY VALUES.........................     14
  Accumulation Value..................     14
  Separate Account Value..............     14
    Variable Accumulation Unit
     Value............................     14
    Variable Accumulation Units.......     15
  Fixed Account and Loan Account
   Value..............................     15
  Net Accumulation Value..............     15
FUNDS.................................     15
  Substitution of Securities..........     20
  Voting Rights.......................     21
  Fund Participation Agreements.......     21
CHARGES AND FEES......................     21
  Deductions from Premium Payments....     21
  Deductions Made Monthly.............     22
    Monthly Deduction.................     22
    Cost of Insurance Charge..........     22
    Mortality and Expense Risk Charge
     and Fund Expenses................     23
  Fund Expenses.......................     23
  Surrender Charges...................     26
  Transaction Fee for Excess
   Transfers..........................     27
DEATH BENEFITS........................     27
  Death Benefit Options...............     27
  Changes in Death Benefit Options and
   Specified Amount...................     28



CONTENTS                                  PAGE
--------                                --------
  Federal Income Tax Definition of
   Life Insurance.....................     28
NOTICE OF DEATH OF INSUREDS...........     29
PAYMENT OF DEATH BENEFIT PROCEEDS.....     29
  Settlement Options..................     29
POLICY LIQUIDITY......................     30
  Policy Loans........................     30
  Partial Surrender...................     30
  Surrender of the Policy.............     31
    Surrender Value...................     31
  Deferral of Payment and Transfers...     31
ASSIGNMENT; CHANGE OF OWNERSHIP.......     32
LAPSE AND REINSTATEMENT...............     32
  Lapse of a Policy...................     32
    No Lapse Provision................     33
  Reinstatement of a Lapsed Policy....     33
COMMUNICATIONS WITH LINCOLN LIFE......     33
  Proper Written Form.................     33
  Telephone Transaction Privileges....     33
OTHER POLICY PROVISIONS...............     34
  Issuance............................     34
  Date of Coverage....................     34
  Right to Exchange the Policy........     34
  Incontestability....................     35
  Misstatement of Age or Gender.......     35
  Suicide.............................     35
  Nonparticipating Policies...........     35
  Riders..............................     35
TAX ISSUES............................     36
  Taxation of Life Insurance Contracts
   in General.........................     36
  Policies which are MECS.............     37
  Policies which are not MECS.........     38
    Last Survivor Contract............     38
  Tax Status of Lincoln Life..........     39
FAIR VALUE OF THE POLICY..............     39
DIRECTORS AND OFFICERS OF LINCOLN
 LIFE.................................     40
DISTRIBUTION OF POLICIES..............     41
CHANGES OF INVESTMENT POLICY..........     42
STATE REGULATION......................     42
REPORTS TO OWNERS.....................     43
ADVERTISING...........................     43
LEGAL PROCEEDINGS.....................     43
EXPERTS...............................     43
REGISTRATION STATEMENT................     44
APPENDIX 1............................     45
  CORRIDOR PERCENTAGES................     45
APPENDIX 2............................     46
  ILLUSTRATION OF ACCUMULATION VALUES,
   SURRENDER VALUES, AND DEATH BENEFIT
   PROCEEDS...........................     46
FINANCIAL STATEMENTS..................
  Separate Account....................    R-1
  Lincoln Life........................    S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Your Policy insures two Insureds. If one of the Insureds dies, the Policy pays no death benefit. Your Policy will pay the death benefit only when the second Insured dies. A "second-to-die" policy might be suitable when both of the Insureds have income of their own and only want to provide financial support for their dependents if both of them should die, or to provide liquidity to heirs when the Second Insured dies. If replacement income or immediate cash liquidity is needed upon the death of one Insured, this type of policy may not be suitable.

                    The Policy's value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.


                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a "second-to-die" variable life insurance policy. As a death benefit is only paid upon the second Insured's death, this Policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. The value of the Policy and, under one option, the death benefit amount, depends on the investment results of the funding options you select.



                    The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your Policy. You should refer to your Policy contract for these state specific provisions.



                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.



                    We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.


                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount Lincoln pays to the Beneficiary(ies) when the second Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date of the second Insured's death.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:


                    1) the "Specified Amount" (as explained in the Death Benefits Section), is the amount of the death benefit in effect for the Policy when the second Insured died (The Specified Amount may be found on the Policy's Specification
                    Page); or


                    2) the "Corridor Death Benefit", which is the death benefit calculated as a percentage of the Accumulation Value. The Net Accumulation Value (as explained in the Policy Values Section), is the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts.


                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the second Insured died; or
                    2) the Corridor Death Benefit.


                    See "Death Benefits," page 27, for more details.


                    AMOUNT OF PREMIUM PAYMENT


                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within certain limits. (See "Premium Features," page 11.)


                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (See "Charges and Fees," page 22.) increase as the Insureds get older.


                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. ("See Lapse and Reinstatement," page 33.)



                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure that it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Sub-Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. (See "Right-to-Examine Period," page 12.)

                    SELECTION OF FUNDING VEHICLES

                    VARIABLE ACCOUNT

                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the Policy. If you put money into the variable funds, you take all the investment risk on that money. This means that if the mutual funds(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These "Sub-Accounts" make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. (See "Funds," beginning on page 15.)

                    FIXED ACCOUNT

                    You may also use Lincoln Life's Fixed Account to fund your Policy. Net Premium Payments made into the Fixed Account:

                     - become part of Lincoln Life's General Account;
                     - do not share the investment experience of the Separate
                       Account; and
                     - have a guaranteed minimum interest rate of 4% per year.

                    Interest beyond 4% is credited at Lincoln Life's discretion. For additional information, see the "General Account," page 6.


                    CHARGES AND FEES



                    Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.



                    We deduct a premium load of 8% from each Premium Payment. We make monthly deductions for administrative expenses (currently, $12.50 per month for the first Policy Year and $5 per month afterwards), the Cost of Insurance and any riders that are placed on your Policy. For Policy Years 1-20, a monthly charge of $0.09 per $1,000 of Specified Amount is deducted. If the No-Lapse Provision is selected, there will be an additional monthly charge of $0.01 per $1,000 of Specified Amount. (Note: the No-Lapse provision is not available in IL, MA, MD, NJ and TX.) (See "Charges and Fees," page 22.)



                    Daily deductions are subtracted from the Separate Account for mortality and expense risk. Currently, this charge is at an annual rate of .80%. (See "Charges and Fees," page 23.)



                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table under "Charges and Fees," page 23, shows you the current expense levels for each Fund.



                    Each Policy Year you will be allowed to make 12 transfers between funding options. Beyond 12 transfers, a $25 fee may apply. (See "Transfers," page 12.)



                    You may surrender the Policy in full or withdraw part of its value. A Surrender Charge is applied if the Policy is surrendered totally and is the amount retained by us if the Policy is surrendered. Each time you request a partial surrender of your Policy, we charge you

                    2% of the amount withdrawn not to exceed $25. If you totally surrender your Policy within the first 15 years, a surrender charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 15 years after an increase in the Specified Amount, a surrender charge will also be imposed, in addition to any existing surrender charge. (See "Charges and Fees," page 26.) The maximum surrender charge payable is $37.48 per $1,000 of Specified Amount.


                    You may borrow within described limits against the Policy. If you borrow against your Policy, interest will be charged to the Loan Account. Currently, the annual interest rate is 8%. For the first ten Policy Years interest will be credited to the Loan Account Value at the annual rate of interest charged for a loan minus 1%. For Policy Years eleven and beyond, interest will be credited at an annual rate equal to the current interest charged. (See "Policy Liquidity," page 30.)

                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount is the amount originally chosen by the Policy Owner and is equal to the Death Benefit.


                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum specified amount is currently $250,000. Such changes will affect other aspects of your Policy. (See "Death Benefits," page 28.)



LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT



                    The Lincoln National Life Insurance Company (Lincoln Life), organized under Indiana Law in 1905, is one of the largest stock life insurance companies in the United States. Lincoln Life is engaged primarily in the direct issuance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.



                    Lincoln Financial Group is the market name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.


                    Lincoln Life Flexible Premium Variable Life Account R ("Account R") is a "separate account" of the company established on December 2, 1997. Under Indiana law, the assets of Account R attributable to the Policies, though our property, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy our obligations under the Policies. Account R income, gains, and losses are credited to or charged against Account R without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission ("Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account R's or our management, investment practices, or policies. We have numerous other registered separate accounts which fund our variable life insurance policies and variable annuity contracts.

                    Account R is divided into Sub-Accounts, each of which is invested solely in the shares of one of the Funds available as funding vehicles under the Policies. On each Valuation

                    Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account R will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account R are raised by selling Fund shares at net asset value.


                    The Funds are listed with their investment objectives, which they may or may not achieve (See "Funds"). More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.



                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and in compliance with regulatory requirements if, in our sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant. In addition, a particular Fund may no longer be available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.


                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE


                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.


                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to finetune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See "Tax Issues") an Owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.



                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insureds' ages. (See "Death Benefit") The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.


                    Certain costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 2) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, a number of matters should be considered by the applicant. Will any commission be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values available from the Policy, as compared to his or her existing policy? For example, the Insureds may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by Lincoln Life.

                    A complete application identifies the prospective Insureds and provides sufficient information about them to permit Lincoln Life to begin underwriting the risks under the Policy. We require a medical history and examination of each of the Insureds. Lincoln Life may decline to provide insurance on the lives of the Insureds or, if it agrees to provide insurance, it may place one or both Insureds into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by Age and, in most states, gender of the Insureds.

                    The applicant will select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds payable on the Second Death, the initial face amount (the "Initial Specified Amount") of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See "Death Benefits.") The applicant will also indicate both the frequency and amount of Premium Payments. (See PREMIUM FEATURES). The applicant must also determine how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See "RIGHT-TO-EXAMINE" PERIOD.)

OWNERSHIP


                    The Owner is the person or persons named as "Owner" in the application, and on the Date of Issue will usually be identified as "Owner" in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insureds are the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the lives of each of the Insureds under applicable state law. The Owner may be either or both of the Insureds, or any other natural person or non-natural entity. The Owner owns and exercises the rights under the Policy prior to the Second Death.


                    The Owner is the person who is ordinarily entitled to exercise the rights under the Policy so long as either of the Insureds is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner is a person other than the last surviving Insured, and that Owner dies before the Second Death, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to Lincoln Life.

BENEFICIARY


                    The Beneficiary is designated by the Owner or the Applicant and is the person who will receive the Death Benefit proceeds payable under the Policy. The person or persons named in the application as "Beneficiary" are the Beneficiaries of the Death Benefit under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to Lincoln Life.


                    Except when Lincoln Life has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while either of the Insureds is living. Any request for a change in the Beneficiary must be in a written form satisfactory to Lincoln Life and submitted to Lincoln Life. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. On recordation, the change of Beneficiary will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded.

                    If any Beneficiary dies before the Second Death, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to Lincoln Life. If no named Beneficiary survives the Second Death, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

INSUREDS

                    There are two Insureds under the Policy. At the Date of Issue of the Policy the Owner must have an insurable interest in each of the Insureds. On the Second Death, a Death Benefit is payable under the Policy.

THE POLICY

                    The Policy is the life insurance contract described in the Prospectus. The Date of Issue is the date on which we begin life insurance coverage under a Policy. A Policy Year is the twelve month period, beginning on the date of issue, during which the Policy is in effect. The Policy Anniversary is the day of the year the Policy was issued.


                    On issuance, a Policy will be delivered to the Owner. The Policy sets forth the terms of the Policy, as applicable to the Owner, and should be reviewed by the Owner on receipt to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on the books and records of Lincoln Life. Possession of the Policy does not represent ownership or the right to exercise the incidents of ownership with respect to the Policy. If the Owner loses the Policy, Lincoln Life will issue a replacement on request. Lincoln Life may impose a Policy replacement fee.


                    POLICY SPECIFICATIONS

                    The Policy includes a "Policy Specifications" page, with supporting schedules, in which is set forth certain information applicable to the specific Policy. This information includes the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insureds, the issue Ages, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guarantee Maximum Cost of Insurance Rates, and the No Lapse Premium if the No Lapse Provision has been selected.

PREMIUM FEATURES


                    The Policy permits flexible premium payments, meaning that the frequency and the amount of Premium Payments may be selected by the Owner. After the Initial Premium Payment is paid there is no minimum premium required, unless to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT No Lapse Provision.) The initial Premium Payment is due on the Effective Date (the date on which the initial premium is applied to the Policy) and must be equal to or exceed the amount necessary to provide for two Monthly Deductions or, if selected, the No Lapse Premium.


                    If at least one of the Insureds is still living when the younger Insured attains or would have attained Age 100, and the Policy has not been surrendered, there are certain changes under the Policy. We will no longer accept Premium Payments, and will make no further monthly deductions. Policy Values held in the Separate Account will be transferred to the Fixed Account. We will no longer transfer amounts to Sub-Accounts. The Policy will remain in force until surrender or the Second Death.

                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                    "Planned Premiums" are the amount of premium (as shown in the Policy Specifications) the applicant chooses to pay Lincoln Life on a scheduled basis. This is the amount for which we send a premium reminder notice.

                    Any subsequent Premium Payments ("Additional Premiums") must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by Lincoln Life. Premium Payments may be billed with an annual, semiannual, or quarterly frequency. Pre-authorized automatic Additional Premium Payments can also be arranged at any time.

                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied first to reduce Policy indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.

                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and Lincoln Life's right to limit the amount or frequency of Additional Premiums.

                    Lincoln Life may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If Lincoln Life is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    Lincoln Life may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    Lincoln Life deducts 8.0% from each Premium Payment. This amount, sometimes referred to as "premium load," covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The Premium Payment, net of the premium load, is called the "Net Premium Payment."


RIGHT-TO-EXAMINE PERIOD



                    A Policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the Owner (or a greater number of days if required by your state). This is called the Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments. However, if a Premium Payment was made by check, there may be a delay until the check clears. Any Premium Payments we receive before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account.


TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The allocation of Net Premium Payments among the Fixed Account and Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account Value of less than $2,500. Lincoln Life, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the younger Insured reaches or would have reached Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.


                    Transfer of amounts of at least $500 from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Sub-Accounts. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $500. Lincoln Life reserves the right to impose a charge of $25 for each transfer request in excess of 12 requests in any Policy Year. Lincoln Life may further limit transfers from the Fixed Account at any time.



                    Transfers must be made in proper written form, unless the Owner has given written authorization to Lincoln Life to accept telephone transactions. You may also send your request by facsimile to the Administrative Office. Authorization to engage in telephone transactions and permitted telephone transactions must be made in accordance with the procedures described in COMMUNICATIONS WITH LINCOLN LIFE, Telephone Transaction Privileges. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effected as of that day. Otherwise, requests will be effective as of the next Valuation Day.


                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account or the Fixed Account to be less than $500 will result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Sub-Accounts and the Fixed Account to which Policy values are then allocated.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, but may participate in only one program at any time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. Lincoln Life may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form or by telephone, if adequately authenticated; or (4) if the Policy is surrendered.

                    Currently, there is no charge for Dollar Cost Averaging, but Lincoln Life reserves the right to impose a charge.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Sub-Account (e.g. 20% Money Market,
                    50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone, if adequately authenticated.

                    Currently, there is no charge for Automatic Rebalancing, but Lincoln Life reserves the right to impose a charge.

POLICY VALUES

                    The "Accumulation Value" is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to fund Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require Additional Premium Payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to determine if Additional Premium Payments may be necessary to avoid lapse of the Policy.

                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE

                    The portion of a Premium Payment, after the 8.0% reduction for the premium load, is the "Net Premium Payment." It is the Net Premium Payment that is available for allocation to the Fixed Account or the Sub-Accounts.

                    We credit Net Premium Payments to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The "Valuation Period" is the time between Valuation Days, and a "Valuation Day" is every day on which the New York Stock Exchange is open and trading is unrestricted. Accumulation Units are valued on every Valuation Day.

                    The "Accumulation Value" of a Policy is determined by:
                    (1) multiplying the total number of Variable Accumulation Units credited to the Policy for each Sub-Account by its appropriate current Variable Accumulation Unit Value;
                    (2) if a combination of Sub-Accounts is elected, totaling the resulting values; and (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

                    SEPARATE ACCOUNT VALUE

                    The "Separate Account Value" is the portion of the Accumulation Value attributable to the Separate Account.

                    VARIABLE ACCUMULATION UNIT VALUE

                    All or a part of a Net Premium Payment allocated to a Sub-Account is converted into Variable Accumulation Units by dividing the amount allocated by the value of the Variable Accumulation Unit for the Sub-Account next calculated after it is received at the

                    Administrative Office. The Variable Accumulation Unit value for each Sub-Account was initially established at $10.00. It may thereafter increase or decrease from one Valuation Period to the next. Allocations to Sub-Accounts are made only as of the end of a Valuation Day.

                    VARIABLE ACCUMULATION UNITS


                    A "Variable Accumulation Unit" is a unit of measure used in the calculation of the value of each Sub-Account. The Variable Accumulation Unit value will be determined for the Valuation Period during which a Premium Payment or request for transfer is received by Lincoln Life. The Variable Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:


                       1.The total value of Fund shares held in the Sub-Account
                         is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       2.The liabilities of the Sub-Account at the end of the
                         Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines result from the operations of the Separate Account; and

                       3.The result of (2) is divided by the number of Variable
                         Accumulation Units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Sub-Account is reduced.

                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to Lincoln Life's general account through payment of premiums or through transfers from the Separate Account. Lincoln Life guarantees the Fixed Account Value.

                    NET ACCUMULATION VALUE

                    The "Net Accumulation Value" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS


                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the Funds are similar, investment results may vary.


                    The portfolios, their investment advisers and distributors, and the Funds within each that are available under the Policies are:

                    AIM VARIABLE INSURANCE FUNDS, managed by A I M
                    Advisors, Inc., and distributed by A I M Distributors Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173

                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund


                    AMERICAN FUNDS INSURANCE SERIES, managed by Capital Research and Management Company and distributed by American Funds Distributors, Inc., 333 South Hope Street, Los Angeles, CA 90071


                        AFIS Global Small Capitalization Fund -- Class 2 AFIS Growth Fund -- Class 2
                        AFIS Growth-Income Fund -- Class 2

                    BARON CAPITAL FUNDS TRUST, managed by BAMCO, Inc. and distributed by Baron Capital Inc., 767 Fifth Avenue, New York, NY 10153

                        Baron Capital Asset Fund -- Insurance Shares


                    DELAWARE GROUP PREMIUM FUND, managed by Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 and for Emerging Markets, Delaware International Advisers, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103



                        Devon Series -- Standard Class
                        Emerging Markets Series -- Standard Class
                        High Yield Series -- Standard Class
                        REIT Series -- Standard Class
                        Small Cap Value Series -- Standard Class
                        Trend Series -- Standard Class



                    DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST, managed by Deutsche Asset Management, Inc., 130 Liberty Street, New York, NY 10006 and distributed by Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken PA 19428


                        EAFE-Registered Trademark- Equity Index Fund
                        Equity 500 Index Fund
                        Small Cap Index Fund

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation Inc., 82 Devonshire Street, Boston, MA 02109


                        Fidelity VIP Growth Portfolio -- Service Class Fidelity VIP High Income Portfolio -- Service Class Fidelity VIP II Contrafund Portfolio -- Service Class Fidelity VIP III Growth Opportunities Portfolio --
                    Service Class

                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, managed by Templeton Investment Counsel, LLC Broward Financial Centre, STE 2100 Fort Lauderdale FL 33394 and for Growth Securities, Templeton Global Advisors Limited, Lyford Cay, Nassau N.P., Bahamas, and distributed by Franklin Templeton Distributors, Inc. 777 Mariners Island Blvd. San Mateo CA 94403-7777



                        Templeton Growth Securities Fund -- Class 2


                        Templeton International Securities Fund -- Class 2


                    JANUS ASPEN SERIES, managed by Janus Capital and distributed by Janus Distributors, Inc., 100 Fillmore Street, Denver, CO 80206-4928.

                        Janus Aspen Series Balanced Portfolio -- Institutional
                    Shares
                        Janus Aspen Series Global Technology Portfolio --
                    Service Shares
                        Janus Aspen Series Worldwide Growth Portfolio --
                    Institutional Shares


                    LINCOLN NATIONAL FUNDS, managed by Delaware Lincoln Investment Advisors, and for Social Awareness, Vantage Investment Advisors, 2005 Market Street, Philadelphia, PA 19103. Sub-advisors are also noted.



                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc. (Sub-advised by Janus
                    Capital Corp.)
                        LN Equity-Income Fund, Inc. (Sub-advised by Fidelity
                    Management & Research Company)
                        LN Global Asset Allocation Fund, Inc. (Sub-advised by
                    Putnam Investment Management, LLC.)
                        LN Money Market Fund, Inc.
                        LN Social Awareness Fund, Inc.


                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


                        MFS Emerging Growth Series -- Initial Class
                        MFS Total Return Series -- Initial Class
                        MFS Utilities Series -- Initial Class


                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY 10158-0006

                        NB AMT Mid-Cap Growth Portfolio
                        NB AMT Partners Portfolio

                    The investment advisory fees charged the Funds by their advisers are shown listed under "Fund Expenses" in this Prospectus.

                    Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    AIM V.I. GROWTH FUND: Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Focus is on companies that have experienced above-average growth in earnings and have excellent prospects for future growth.


                    AIM V.I. INTERNATIONAL EQUITY FUND: Seeks to provide long-term growth of capital.

                    AIM V.I. VALUE FUND: Seeks to achieve long-term growth of capital.


                    AFIS GLOBAL SMALL CAPITALIZATION FUND -- CLASS 2: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalization of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


                    AFIS GROWTH FUND -- CLASS 2: Seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


                    AFIS GROWTH-INCOME FUND -- CLASS 2: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.


                    BARON CAPITAL ASSET FUND -- INSURANCE SHARES: The investment objective is to purchase stocks judged by the advisor to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.



                    DELAWARE GROUP DEVON SERIES -- STANDARD CLASS: Seeks total return by investing primarily in common stocks that the Investment Manager believes have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.



                    DELAWARE GROUP EMERGING MARKETS SERIES -- STANDARD CLASS:
                    Seeks long-term capital appreciation by investing primarily in stocks of companies located or operating in emerging countries.



                    DELAWARE GROUP HIGH YIELD SERIES -- STANDARD CLASS: Seeks total return and, as a secondary objective, high current income. The Series invests primarily in high-yield corporate bonds commonly known as junk bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment-grade bonds.



                    DELAWARE GROUP REIT SERIES -- STANDARD CLASS: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective by investing in the securities of companies primarily engaged in the real estate industry.



                    DELAWARE GROUP SMALL CAP VALUE SERIES -- STANDARD CLASS:
                    Seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.



                    DELAWARE GROUP TREND SERIES -- STANDARD CLASS: Seeks long-term capital appreciation by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.



                    DEUTSCHE VIT EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND:
                    The Fund seeks to replicate as closely as possible, before expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE-Registered Trademark- Index (EAFE-Registered Trademark- Index) which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.

                    DEUTSCHE VIT EQUITY 500 INDEX FUND: The fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large US companies.



                    DEUTSCHE VIT SMALL CAP INDEX FUND: The Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small US companies.


                    FIDELITY VIP GROWTH PORTFOLIO -- SERVICE CLASS: Seeks long-term capital appreciation. The portfolio normally purchases common stocks.

                    FIDELITY VIP HIGH INCOME PORTFOLIO -- SERVICE CLASS: Seeks high current income by investing at least 65% of total assets in income-producing debt securities, with an emphasis on lower quality securities.

                    FIDELITY VIP II CONTRAFUND PORTFOLIO -- SERVICE CLASS: Seeks capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.

                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE
                    CLASS: Seeks capital growth by investing primarily in common stocks.

                    JANUS ASPEN SERIES BALANCED PORTFOLIO -- INSTITUTIONAL
                    SHARES: Seeks long term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

                    JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO -- SERVICE
                    SHARES: Seeks long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. and foreign companies, selected for their growth potential. Normally, it invests at least 65% of its total assets in securities or companies that the portfolio manager believes will benefit significantly from advancements or improvements in technology.


                    JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO -- INSTITUTIONAL SHARES: Seeks long-term growth of capital in a manner consistent with the preservation of capital. Pursues objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in insurers from at least 5 different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country.


                    LINCOLN NATIONAL BOND FUND: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

                    LINCOLN NATIONAL CAPITAL APPRECIATION FUND: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk bonds.

                    LINCOLN NATIONAL EQUITY-INCOME FUND: Seeks to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks with some high-yielding bonds (including junk bonds)


                    LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND: Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

                    LINCOLN NATIONAL MONEY MARKET FUND: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.



                    LINCOLN NATIONAL SOCIAL AWARENESS FUND: Seeks long-term capital appreciation. The Fund buys stocks of established companies which adhere to certain specific social criteria.



                    MFS EMERGING GROWTH SERIES -- INITIAL CLASS: Seeks to provide long-term growth of capital.



                    MFS TOTAL RETURN SERIES -- INITIAL CLASS: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.



                    MFS UTILITIES SERIES -- INITIAL CLASS: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).


                    NB AMT MID-CAP GROWTH PORTFOLIO: Seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach.

                    NB AMT PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid-to-large capitalization established companies using the value-oriented investment approach. Neuberger Berman Management Inc. serves as the Fund's investment adviser. Neuberger Berman, LLC serves as the Fund's investment sub-adviser.


                    TEMPLETON GROWTH SECURITIES FUND -- CLASS 2: Seeks long-term capital growth. Invests primarily in stocks of companies in various nations throughout the world including the U.S. and emerging markets. Templeton Global Advisors Limited serves as the Fund's investment advisor.



                    TEMPLETON INTERNATIONAL SECURITIES FUND -- CLASS 2: Seeks long-term capital growth. Invests primarily in stocks of companies outside the United States, including those in emerging markets. Templeton Investment Counsel, LLC serves as Fund's investment advisor.


                    Several of the Funds may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses. Please review the Prospectuses carefully.


                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. There is investment performance risk in each of the Sub-Accounts, although the amount of such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments. The right to select among Funds will be limited by the terms and conditions imposed by Lincoln Life (SEE Allocation of Net Premium Payments). Lincoln Life may make changes (including substitutions) for some or all classes of Policy Owners.


                    SUBSTITUTION OF SECURITIES


                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in our judgment, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, or for any other reason in our sole discretion, we may substitute shares of another Fund. A substituted Fund may have higher charges than the one it replaces. There will be no substitution of securities in any Sub-Account without prior approval of the Commission. Substitute Funds may have higher charges than the Funds being replaced.



                    Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close Sub-Accounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.


                    VOTING RIGHTS

                    Lincoln Life will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    To determine how many votes each Policy Owner is entitled to direct with respect to a Fund, first Lincoln Life will calculate the dollar amount of your account value attributable to that Fund. Second we divide that amount by $100.00. The result is the number of votes you may direct.


                    FUND PARTICIPATION AGREEMENTS



                    In order to make the Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the Fund at annual rates of between .14% and .35% of the assets attributable to the Policies.



CHARGES AND FEES



                    We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales-related expenses we incur. Lincoln Life may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.


                    The nature and amount of these charges are as follows:

                    DEDUCTIONS FROM PREMIUM PAYMENTS

                    We deduct a premium charge of 8% from each Premium Payment.

                    DEDUCTIONS MADE MONTHLY

                    We make various expense deductions monthly. The Monthly Deduction, including the Cost of Insurance Charge is made from the Net Accumulation Value.

                    The Monthly Deductions are deducted proportionately from the value of each underlying investment subject to the charge. For Sub-Accounts, Variable Accumulation Units are canceled and the value of the canceled Variable Accumulation Units is withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day, the Date of Issue, and the same day of each month thereafter, or if there is no such date in a given month, the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period ("Grace Period"), to make a payment sufficient to cover that deduction. (See "Lapse and Reinstatement.")


                    If either Insured is still living when the younger Insured would have attained Age 100 and the Policy has not been surrendered, no further Monthly Deductions will be made and the Separate Account Value will be transferred to the Fixed Account. The Policy will then remain in force until surrender or the Second Death.

                    MONTHLY DEDUCTION

                    There is a flat dollar Monthly Deduction of $12.50 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $10 after the first Policy Year). In addition there is a Monthly Deduction charge of $0.09 per $1000 of Specified Amount for the first twenty years of the Policy and for the first twenty years following an increase in Specified Amount. If the No Lapse Provision is in effect there will also be a Monthly Deduction of $0.01 per $1000 of Specified Amount. (Note: the No Lapse provision is not available in IL, MA, MD, NJ and TX.)

                    These charges compensate Lincoln Life for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The "Cost of Insurance" charge is the portion of the Monthly Deduction designed to compensate Lincoln Life for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplementary benefits or monthly expense charges.

                    The Cost of Insurance charge depends on the Age, underwriting category and gender (in accordance with state law) of both Insureds and the current "Net Amount at Risk" (Death Benefit minus the Accumulated Value). The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insureds age, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of

                    Insurance Rate as determined by Lincoln Life. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO, Male or Female); or, for unisex rates, on the 1980 CSO-B Table.

                    MORTALITY AND EXPENSE RISK CHARGE

                    Lincoln Life deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred is issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is currently at an annual rate of 0.80% per year, and is guaranteed not to exceed 0.90% per year.

                    FUND EXPENSES


                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts. Future Fund expenses will vary.



                                     PORTFOLIO EXPENSE TABLE(1)



                                                                                             TOTAL
                                                                                             ANNUAL
                                                                                              FUND
                                                                                           OPERATING                   TOTAL FUND
                                                                                            EXPENSES      TOTAL        OPERATING
                                                                                            WITHOUT      WAIVERS     EXPENSES WITH
                                                       MANAGEMENT     12B-1      OTHER     WAIVERS OR      AND        WAIVERS AND
                                      FUND               FEES(1)       FEES     EXPENSES   REDUCTIONS   REDUCTIONS   REIMBURSEMENTS
                            -------------------------  -----------   --------   --------   ----------   ----------   --------------
                            AIM V.I. Growth..........     0.61%         N/A       0.22%       0.83%          N/A          0.83%
                            AIM V.I. International
                              Equity.................     0.73%         N/A       0.29%       1.02%          N/A          1.02%
                            AIM V.I. Value...........     0.61%         N/A       0.23%       0.84%          N/A          0.84%
                            AFIS Global Small
                              Capitalization --
                              Class 2................     0.80%        0.25%      0.06%       1.11%          N/A          1.11%
                            AFIS Growth --
                              Class 2................     0.36%        0.25%      0.02%       0.63%          N/A          0.63%
                            AFIS Growth-Income --
                              Class 2................     0.34%        0.25%      0.01%       0.60%          N/A          0.60%
                            Baron Capital Asset --
                              Insurance
                              Shares (2).............     1.00%        0.25%      0.41%       1.66%        (0.16%)        1.50%
                            Delaware Devon --
                              Standard Class (3a)....     0.65%         N/A       0.19%       0.84%        (0.04%)        0.80%
                            Delaware Emerging Markets
                              -- Standard
                              Class (3b).............     1.25%         N/A       0.43%       1.68%        (0.18%)        1.50%
                            Delaware High Yield --
                              Standard Class (3c)....     0.65%         N/A       0.12%       0.77%          N/A          0.77%
                            Delaware REIT -- Standard
                              Class (3d).............     0.75%         N/A       0.28%       1.03%        (0.18%)        0.85%
                            Delaware Small Cap Value
                              -- Standard
                              Class (3e).............     0.75%         N/A       0.14%       0.89%        (0.04%)        0.85%
                            Delaware Trend --
                              Standard Class (3f)....     0.73%         N/A       0.11%       0.84%        (0.01%)        0.83%
                            Deutsche Asset Management
                              VIT -- EAFE Equity
                              Index (4)..............     0.45%         N/A       0.47%       0.92%        (0.27%)        0.65%

                                                                                             TOTAL
                                                                                             ANNUAL
                                                                                              FUND
                                                                                           OPERATING                   TOTAL FUND
                                                                                            EXPENSES      TOTAL        OPERATING
                                                                                            WITHOUT      WAIVERS     EXPENSES WITH
                                                       MANAGEMENT     12B-1      OTHER     WAIVERS OR      AND        WAIVERS AND
                                      FUND               FEES(1)       FEES     EXPENSES   REDUCTIONS   REDUCTIONS   REIMBURSEMENTS
                            -------------------------  -----------   --------   --------   ----------   ----------   --------------
                            Deutsche Asset Management
                              VIT -- Equity 500 Index
                              (4)....................     0.20%         N/A       0.14%       0.34%        (0.04%)        0.30%
                            Deutsche Asset Management
                              VIT -- Small Cap Index
                              (4)....................     0.35%         N/A       0.34%       0.69%        (0.24%)        0.45%
                            Fidelity VIP: Growth --
                              Service Class (5)......     0.57%        0.10%      0.09%       0.76%          N/A          0.76%
                            Fidelity VIP: High Income
                              -- Service Class.......     0.58%        0.10%      0.10%       0.78%          N/A          0.78%
                            Fidelity VIP II:
                              Contrafund -- Service
                              Class (5)..............     0.57%        0.10%      0.09%       0.76%          N/A          0.76%
                            Fidelity VIP III: Growth
                              Opportunities --
                              Service Class (5)......     0.58%        0.10%      0.11%       0.79%          N/A          0.79%
                            Janus Aspen Series
                              Balanced --
                              Institutional
                              Shares (6).............     0.65%         N/A       0.01%       0.66%          N/A          0.66%
                            Janus Aspen Series Global
                              Technology -- Service
                              Shares (6).............     0.65%        0.25%      0.04%       0.94%          N/A          0.94%
                            Janus Aspen Series
                              Worldwide Growth --
                              Institutional
                              Shares (6).............     0.65%         N/A       0.04%       0.69%          N/A          0.69%
                            LN Bond..................     0.45%         N/A       0.09%       0.54%          N/A          0.54%
                            LN Capital
                              Appreciation...........     0.71%         N/A       0.05%       0.76%          N/A          0.76%
                            LN Equity-Income.........     0.72%         N/A       0.07%       0.79%          N/A          0.79%
                            LN Global Asset
                              Allocation.............     0.72%         N/A       0.22%       0.94%          N/A          0.94%
                            LN Money Market..........     0.48%         N/A       0.10%       0.58%          N/A          0.58%
                            LN Social Awareness......     0.33%         N/A       0.05%       0.38%          N/A          0.38%
                            MFS Emerging Growth --
                              Initial Class (7)......     0.75%         N/A       0.10%       0.85%          N/A          0.85%
                            MFS Total Return --
                              Initial Class (7)......     0.75%         N/A       0.15%       0.90%          N/A          0.90%
                            MFS Utilities -- Initial
                              Class (7)..............     0.75%         N/A       0.16%       0.91%          N/A          0.91%
                            Neuberger Berman AMT Mid-
                              Cap Growth.............     0.84%         N/A       0.14%       0.98%          N/A          0.98%
                            Neuberger Berman AMT
                              Partners...............     0.82%         N/A       0.10%       0.92%          N/A          0.92%
                            Templeton Growth
                              Securities -- Class
                              2 (8a,b)...............     0.81%        0.25%      0.06%       1.12%          N/A          1.12%
                            Templeton International
                              Securities -- Class 2
                              (8b)...................     0.67%        0.25%      0.20%       1.12%          N/A          1.12%


                     ---------------------------------------------------

                     (1) Certain of the fund advisors reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors. Some advisors pay higher fees than others.



                     (2) The Advisor is contractually obligated to reduce its
                         fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period
                         January 1, 2000 through December 31, 2000 would have been 1.66%.



                     (3) (a)The investment advisor for the Devon Series is
                            Delaware Management Company ("DMC"). Effective
                            May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.84%.

                            Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.



                         (b)The investment advisor for the Emerging Markets
                            Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2001 through October 31, 2001, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.68%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million, all per year.



                         (c)The investment advisor for the High Yield Series is
                            Delaware Management Company ("DMC"). Effective
                            May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows:
                            0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.



                         (d)The investment advisor for the REIT Series is
                            Delaware Management Company ("DMC"). Effective
                            May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



                         (e)The investment advisor for the Small Cap Value
                            Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows:
                            0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



                         (f)The investment advisor for the Trend Series is
                            Delaware Management Company ("DMC"). Effective
                            May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows:
                            0.75% on the first $$500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



                     (4) Under the Advisory Agreement with Deutsche Asset
                         Management, Inc. (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the "Advisor", the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.45% of average daily net assets. Under the Advisory Agreement the "Advisor", the EAFE Equity Index Fund will pay an advisory fee at an annual percentage rate of 0.45% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.65% of average daily net assets. Without the reimbursement to the Funds for the year ended 12/31/00 total expenses would have been 0.34% for the Equity 500 Index Fund, 0.69% for the Small Cap Index Fund and 0.92% for the EAFE Equity Index Fund.



                     (5) Actual annual class operating expenses were lower
                         because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund expenses for details.



                     (6) Expenses are based upon expenses for the fiscal year
                         ended December 31, 2000, restated to reflect a reduction in the management fee for Growth, Aggressive Growth and Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.



                     (7) Each series has an expense offset arrangement which
                         reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.84% for Emerging Growth; 0.89% for Total Return; 0.90% for Utilities.



                     (8) (a)The Fund administration fee is paid indirectly
                            through the management fee.



                         (b)The Fund's class 2 distribution plan or 'rule 12b-1
                            plan' is described in the Fund's prospectus.


                    SURRENDER CHARGES

                    A generally declining Surrender Charge will apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insureds, the number of years since the Date of Issue, and Specified Amount. The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 2 by subtracting "Surrender Value" from "Total Accumulation Value" on any chosen set of investment return assumptions.

                    The surrender charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. For example, assuming issue ages 80, the first year surrender charge is $37.40 per $1000 of face amount. At issue ages 65 it is $25.10 per $1000 of face amount, at issue ages 55 it is $13.68 per $1000 of face amount, and at issue ages 25 it is $2.87 per $1000 of face amount. These calculations assume both insureds are the same age. The surrender charge cannot exceed Policy value but may equal Policy value, especially during the first two Policy years. All surrender charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 2 for issue ages 55 and 65.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. Lincoln Life may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrenders, full or partial, may result in tax implications. (SEE "TAX ISSUES.")

                    Based on its actuarial determination, Lincoln Life does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which Lincoln Life will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of Lincoln Life, which supports insurance and annuity obligations.


                    TRANSACTION FEE FOR EXCESS TRANSFERS



                    A $25 fee may apply for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions.


DEATH BENEFITS

                    The Death Benefit Proceeds is the amount payable to the Beneficiary upon the Second Death (the death of the second of the two Insureds to die), in accordance with the Death Benefit Option elected. Loans (if any) and overdue deductions are deducted from the Death Benefit Proceeds prior to payment.


                    The applicant must select the Specified Amount of the Death Benefit and the Death Benefit Option. The Specified Amount, which may not be less than $250,000, is the amount requested by the Policy Owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The Specified Amount is a field on the Policy Specification Page. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required on the Second Death and the Owner's ability to make Premium Payments. In evaluating this decision, the applicant should consider that the greater the Net Amount at Risk, the greater the monthly deductions for the Cost of Insurance.


                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. The Death Benefit Proceeds payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Second Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The "Corridor Death Benefit" is the applicable percentage (the "Corridor Percentage") of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the younger Insured reaches or would have reached Age 40 and decreases in accordance with the table in Appendix I of this Prospectus to 100% when the younger Insured reaches or would have reached Age 95.

                    DEATH BENEFIT OPTION 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $250,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds until the Minimum Death Benefit exceeds the Specified Amount. (See "Death Benefits," "Federal Income Tax Definition of Life Insurance.")

                    DEATH BENEFIT OPTION 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Accumulation Value as of the date of the Second Death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.

                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below. The ability of the Owner to support the Policy is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted from the value of the Policy to pay the Cost of Insurance.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Second Death will revert to Lincoln Life.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum amount of increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to Lincoln Life.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    Lincoln Life may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. Lincoln Life may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by Lincoln Life, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix I.

NOTICE OF DEATH OF INSUREDS

                    Due Proof of Death must be furnished to Lincoln Life at the Administrative Office as soon as reasonably practicable after the death of each Insured. "Due Proof of Death" must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to Lincoln Life.

PAYMENT OF DEATH BENEFIT PROCEEDS


                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary after receipt at the Administrative Office of Due Proof of Death of both Insureds. (See "SETTLEMENT OPTIONS.") The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Second Death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Separate Account values cannot be determined.


                    SETTLEMENT OPTIONS

                    There are several ways in which the Beneficiary may receive the Death Benefit Proceeds, or in which the Owner may choose to receive payments upon surrender of the Policy.

                    The Owner may elect a Settlement Option before the Second Death; after the Second Death, if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may elect one of the Settlement Options. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, Lincoln Life will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                        The first Settlement Option is an annuity for the lifetime of the payee.

                        The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                        Under the third Settlement Option, Lincoln Life makes monthly payments for a stated number of years, at least five but no more than thirty.

                        The fourth Settlement Option, provides that Lincoln Life pays interest annually on the sum left with Lincoln Life at a rate of at least 3% per year, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by Lincoln Life at the time of election may also be selected.

POLICY LIQUIDITY

                    The Policy provides only limited liquidity. Subject to certain limitations, however, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS

                    The Owner may at any time contract for Policy Loans up to an aggregate amount not to exceed 90% of the Surrender Value at the time a Policy Loan is made. It is a condition to securing a Policy Loan that the Owner execute a loan agreement and that the Policy be assigned to Lincoln Life free of any other assignments. The Loan Account is the account in which Policy indebtedness (outstanding Loans and interest) accrues once it is transferred out of the Fixed Account or Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and loan interest is payable to Lincoln Life (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred from the values in the Fixed Account and each Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    During the first ten Policy Years, Lincoln Life's current practice is to credit interest to the Loan Account Value at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, Lincoln Life's current practice is to credit interest at an annual rate equal to the interest rate charged on the loan, less 0% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, transfers from each for loans and loan interest will be made in proportion to the assets in each Sub-Account at that time, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Second Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (See "Lapse and Reinstatement.")

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER


                    You may make a partial surrender at any time before the Second Death by request to the Administrative Office in proper written form or by telephone, if telephone transactions have been authorized by the Owner. Each time you request a partial surrender of your Policy, we charge you 2% of the amount withdrawn not to exceed $25. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.


                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $250,000, the partial surrender will not be permitted by Lincoln Life. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Lincoln Life may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY

                    You may surrender the Policy at any time. On surrender of the Policy, Lincoln Life will pay you, or assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. All coverage under the Policy will automatically terminate and may not be reinstated if the Owner makes a full surrender.

                    SURRENDER VALUE


                    The "Surrender Value" of a Policy is the amount the Owner can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge. (See "Charges and Fees.") All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 2.


                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any Sub-Accounts will be made within 7 days. Payment or transfer from the Fixed Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While either Insured is living, the Owner may assign the Owner's rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by the Owner and recorded at the Administrative Office. No assignment will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life is not responsible for any assignment not submitted for recording, nor is Lincoln Life responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as either Insured is living, the Owner may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY

                    Except as provided by the No Lapse Provision, if at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders,
                    (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors.

                    If Lincoln Life has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, Lincoln Life will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to Lincoln Life on or before the day that is the later of
                    (a) 31 days after the date of mailing of the notice, and
                    (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the "Grace Period"), then the policy shall terminate and all coverage under the policy shall lapse without value. If the Second Death occurs during the Grace Period, Death Benefit Proceeds will be paid, but will be reduced, in addition to any other reductions, by any unpaid Monthly Deductions. If the Second Death occurs after the Policy has lapsed, no Death Benefit Proceeds will be paid.

                    NO LAPSE PROVISION

                    (Note: the No Lapse provision is not available in IL, MA, MD, NJ and TX).


                    The applicant must elect the No Lapse Provision at the time of application. There is an additional charge for this provision. If this provision is elected and if at each Monthly Anniversary Day the sum of all Premium Payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse Premiums (the cumulative premium required to have been paid by each Monthly Anniversary Day, as indicated in the Policy Specifications) due since the Date of Issue of the Policy, the Policy will not lapse. A Grace Period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid. The Grace Period is the later of (a) 31 days after the date of mailing of the notice (as explained above), and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent. The payment of sufficient additional premiums during the Grace Period will keep the No Lapse Provision in force.


                    The No Lapse Provision will be terminated if you fail to meet the premium requirements, if there is an increase in Specified Amount or if you change the Death Benefit Option. Once the No Lapse Provision terminates, it cannot be reinstated.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, and assuming the No Lapse Provision does not apply, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of both insureds is furnished to Lincoln Life and it agrees to accept the risk, (d) Lincoln Life receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which Lincoln Life approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following Lincoln Life approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LINCOLN LIFE

                    PROPER WRITTEN FORM


                    When ever this Prospectus refers to a communication "in proper written form," it means in writing, in form and substance reasonably satisfactory to Lincoln Life, received at the Administrative Office. You may also send your request by facsimile to the Administrative Office.


                    TELEPHONE TRANSACTION PRIVILEGES

                    Telephone transactions are permitted only if authorized in proper written form by the applicant or Owner. To effect a permitted telephone transaction, the Owner or his or her authorized representative must call the Administrative Office and provide, as identification, his or her policy number, a requested portion of his or her Social Security number, and such other information as Lincoln Life may require to authenticate the authority of the caller. If permitted and adequately authenticated, a customer service representative will accept the telephone transaction request. Lincoln Life disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.


                    Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.


OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when both Insureds are at least Age 18 but are less than Age 80.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided both Insureds are alive and prior to any change in the health and insurability of the Insureds as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY

                    The Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by Lincoln Life. The benefits for the new policy will not vary with the investment experience of the Variable Account. The exchange must be elected within 24 months from the Date of Issue. No evidence of insurability will be required.

                    The Owner, the Insureds and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Owner will be required to make additional Premium Payments in order to effect the exchange. The new Policy will have a Date of Issue and issue Ages as of the date of exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Owner, Lincoln Life will pay the excess to the Owner in cash. The exchange may be subject to federal income tax withholding.

                    If at any time while both Insureds are alive, a change in the Internal Revenue Code would result in a less favorable tax treatment of the Insurance provided under the policy or if the Insureds are legally divorced while the policy is in force, the Owner may exchange the policy for separate single life policies on each of the Insureds subject to the following conditions: (a) evidence of insurability satisfactory to Lincoln Life is furnished, (b) the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under the policy, (c) the premium for each new policy is determined according to Lincoln Life's rates then in effect for that policy based on each Insured's then attained age and sex, and (d) any other requirements as determined by Lincoln Life are met. The new policy will not take effect until the date all such requirements are met.

                    INCONTESTABILITY

                    Lincoln Life will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force for two years from the Date of Issue so long as both Insureds were alive during those two years. For any increase in Specified Amount requiring evidence of insurability, Lincoln Life will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date so long as both Insureds were alive during those two years.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of either of the Insureds has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:

                       1. is the Net Amount at Risk at the time of the Second Death;

                       2. is the ratio of the monthly Cost of Insurance applied
                          in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and

                       3. is the Accumulation Value at the time of the Second Death.

                    SUICIDE

                    If the Second Death is by suicide, while sane or insane, within two years from the Date of Issue, Lincoln Life will upon the Second Death pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Second Death is by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, Lincoln Life will upon the Second Death pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of Lincoln Life.

                    RIDERS


                    In our discretion, we may offer riders that may alter the benefits or charges in your Policy. Riders may have tax consequences.

TAX ISSUES


                    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.


                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.


                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."



                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.


                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

                    If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.


                    POLICIES WHICH ARE MECS


                    CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                    59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.


                    POLICIES WHICH ARE NOT MECS


                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.


                    LAST SURVIVOR CONTRACT

                    Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

                    Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured.

                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    TAX STATUS OF LINCOLN LIFE

                    Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insureds grow older. Moreover, on the death of the first of the Insureds to die, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DIRECTORS AND OFFICERS OF LINCOLN LIFE


                    The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802 and each has been employed by Lincoln Life or its affiliates for more than five years.



                                    NAME, ADDRESS AND
                               POSITION(S) WITH REGISTRANT*       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------  ------------------------------------------
                            JON A. BOSCIA                       Chief Executive Officer and Chairman of
                            PRESIDENT AND DIRECTOR              the Board of Directors
                            1500 Market Street                  [3/01-present]Lincoln National
                            Suite 3900                          Corporation; President and Director
                            Philadelphia, PA 19102              [12/99-present] The Lincoln National Life
                                                                Insurance Company. Formerly: President,
                                                                Chief Executive Officer and Director
                                                                [1/98-3/01], Lincoln National Corporation;
                                                                President, Chief Executive Officer and
                                                                Director [10/96-1/98] and President and
                                                                Chief Operating Officer [5/94-10/96], The
                                                                Lincoln National Life Insurance Company.

                            JANET CHRZAN                        Senior Vice President and Chief Financial
                            SENIOR VICE PRESIDENT AND CHIEF     Officer [4/00-present]. Formerly: Vice
                            FINANCIAL OFFICER                   President and Treasurer [8/95-4/00], The
                                                                Lincoln National Life Insurance Company.

                            JOHN H. GOTTA                       Chief Executive Officer of Life Insurance,
                            CHIEF EXECUTIVE OFFICER OF LIFE     Senior Vice President, Assistant Secretary
                            INSURANCE, SENIOR VICE PRESIDENT,   and Director [12/99-present]. Formerly:
                            ASSISTANT SECRETARY AND DIRECTOR    Senior Vice President and and Assistant
                            350 Church Street                   Secretary [4/98-12/99], Senior Vice
                            Hartford, CT 06103                  President [2/98-4/98, Vice President and
                                                                General Manager [1/98-2/98], The Lincoln
                                                                National Life Insurance Company; Senior
                                                                Vice President [3/96-12/97], Connecticut
                                                                General Life Insurance Company; Vice
                                                                President [8/94-3/96], Connecticut
                                                                (Massachusetts Mutual) Mutual Life
                                                                Insurance Company.

                            CHARLES E. HALDEMAN, JR.            Director [7/00-present], The Lincoln
                            DIRECTOR                            National Life Insurance Company;
                            One Commerce                        President, Chief Executive Officer and
                            2005 Market Street                  Director [1/00-present], Lincoln National
                            Philadelphia, PA 19103              Investment Companies, Incorporated;
                                                                President, Chief Executive Officer and
                                                                Director [1/00-present], Delaware
                                                                Management Holdings, Incorporated;
                                                                President and Director [7/00-present],
                                                                Lincoln Investment Management,
                                                                Incorporated. Formerly: President and
                                                                Chief Operating Officer [2/98-1/00],
                                                                United Asset Management Corporation;
                                                                Director and Partner 1/85-12/99], Cooke &
                                                                Bieler, Incorporated.

                            J. MICHAEL HEMP                     President and Director [7/97-present],
                            SENIOR VICE PRESIDENT               Lincoln Financial Advisors Incorporated;
                            350 Church Street                   Senior Vice President [formerly Vice
                            Hartford, CT 06103                  President] [10/95-present], The Lincoln
                                                                National Life Insurance Company.

                                    NAME, ADDRESS AND
                               POSITION(S) WITH REGISTRANT*       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------  ------------------------------------------
                            GARY W. PARKER                      Senior Vice President and Chief Product
                            SENIOR VICE PRESIDENT AND CHIEF     Officer [3/00-present], Vice President,
                            PRODUCT OFFICER                     Product Management [7/98-3/00], The
                            350 Church Street                   Lincoln National Life Insurance Company.
                            Hartford, CT 06103                  Formerly: Senior Vice President, Life
                                                                Products [10/97-6/98], Vice President,
                                                                Marketing Services [9/89-10/97], Life of
                                                                Virginia.

                            LAWRENCE T. ROWLAND                 Executive Vice President [10/96-present],
                            EXECUTIVE VICE PRESIDENT AND        Formerly: Senior Vice President
                            DIRECTOR                            [1/93-10/96], The Lincoln National Life
                            One Reinsurance Place               Insurance Company. Chairman, Chief
                            1700 Magnavox Way                   Executive Officer, President and Director
                            Fort Wayne, IN 46802                [10/96-present]. Formerly: Senior Vice
                                                                President [10/95-10/96], Vice President
                                                                [10/91-10/95, Lincoln National Reassurance
                                                                Company.

                            KEITH J. RYAN                       Vice President, Controller and Chief
                            VICE PRESIDENT, CONTROLLER AND      Accounting Officer [1/96-present], The
                            CHIEF ACCOUNTING OFFICER            Lincoln National Life Insurance Company.

                            LORRY J. STENSRUD                   Chief Executive Officer of Annuities,
                            CHIEF EXECUTIVE OFFICER OF          Executive Vice President and Director
                            ANNUITIES, EXECUTIVE VICE           [6/00-present], The Lincoln National Life
                            PRESIDENT AND DIRECTOR              Insurance Company. Formerly: President and
                                                                Chief Executive Officer [6/95-6/00], Cova
                                                                Life Insurance (Xerox Life).

                            TODD R. STEPHENSON                  Senior Vice President and Treasurer
                            SENIOR VICE PRESIDENT AND           [4/00-present], The Lincoln National Life
                            TREASURER                           Insurance Company. Formerly: Senior Vice
                                                                President, Chief Financial Officer and
                                                                Assistant Treasurer [3/99-4/00], The
                                                                Lincoln National Life Insurance Company;
                                                                Senior Vice President and Chief Operating
                                                                Officer [1/98-3/99], Lincoln Life &
                                                                Annuity Distributors, Inc.; Senior Vice
                                                                President and Chief Operating Officer
                                                                [1/98-3/99], Lincoln Financial Advisors
                                                                Corporation; Senior Vice President,
                                                                Treasurer, Chief Financial Officer and
                                                                Director [2/95-12/97], American States
                                                                Insurance Company.

                            RICHARD C. VAUGHAN                  Executive Vice President and Chief
                            DIRECTOR                            Financial Officer [1/95-present].
                            Centre Square                       Formerly: Senior Vice President and Chief
                            West Tower                          Financial Officer [6/92-1/95], Lincoln
                            1500 Market Street                  National Corporation.
                            Suite 3900
                            Philadelphia, PA 19102

                            MICHAEL R. WALKER                   Senior Vice President and Chief
                            SENIOR VICE PRESIDENT AND CHIEF     Development Officer [3/00-present], Senior
                            DEVELOPMENT OFFICER                 Vice President [1/98-3/00], Vice President
                            350 Church Street                   [1/96-1/98], The Lincoln National Life
                            Hartford, CT 06103                  Insurance Company. Formerly: Vice
                                                                President [3/93-1/96], Employers Health
                                                                Insurance Company.


DISTRIBUTION OF POLICIES


                    Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, also the principal underwriter for the Policies, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has responsibility for establishing a selling plan for the Policies. The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, IN 46802.



                    The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives of Lincoln Financial Advisors Corp. or Lincoln Financial Distributors (both registered representatives affiliated with Lincoln). The Policy may also be sold by registered representatives of other broker-dealers. Registered representatives may receive commission and service fees up to 60% of the first year premium plus up to 5% of all other premium paid. Selling representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, newsletters and training.



                    The selling office receives additional compensation on the first year premium and all additional premiums. In some situations the selling office may elect to share its commission with the registered representative. Depending on the particular selling arrangements there may be others who Lincoln compensates for distributions activities. (For example, Lincoln Life may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.)



                    All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.


CHANGES OF INVESTMENT POLICY

                    Lincoln Life may materially change the investment policy of the Separate Account. Lincoln Life must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders Lincoln Life's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by Lincoln Life on the life of the Insureds. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. Lincoln Life will not require evidence of insurability for this conversion.


                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.


STATE REGULATION

                    Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Lincoln Life for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Lincoln Life's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Lincoln Life's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Indiana Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

REPORTS TO OWNERS

                    Lincoln Life maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.


                    Owners will receive statements of significant transactions such as: changes in Specified Amount or Death Benefit Option; transfers among Sub-Accounts; Premium Payments; loans and repayment of loans; reinstatement; and termination.


ADVERTISING

                    We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisement. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.


LEGAL PROCEEDINGS



                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



                    Lincoln Life has also reached an agreement in principle to resolve its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.



                    After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.


EXPERTS


                    The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an Exhibit to the Registration Statement.


                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the Opinion filed as an Exhibit to the Registration Statement.

REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, Lincoln Life, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF THE YOUNGER
INSURED (NEAREST BIRTHDAY)      CORRIDOR PERCENTAGE
----------------------------    -------------------
            0-40                        250%
             41                         243
             42                         236
             43                         229
             44                         222
             45                         215
             46                         209
             47                         203
             48                         197
             49                         191
             50                         185
             51                         178
             52                         171
             53                         164
             54                         157
             55                         150
             56                         146
             57                         142
             58                         138
             59                         134
             60                         130
             61                         128
             62                         126
             63                         124
             64                         122
             65                         120
             66                         119
             67                         118
             68                         117
             69                         116
             70                         115
             71                         113
             72                         111
             73                         109
             74                         107
           75-90                        105
             91                         104
             92                         103
             93                         102
             94                         101
           95-99                        100

APPENDIX 2

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations show how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option, and that the No-Lapse Provision is not selected.


                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Separate Account. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.82% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 2000.


                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.61%, 4.35% and 10.30% on a current basis, -1.70%, 4.24%
                    and 10.19% on a guaranteed basis.

                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load of 8.0% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $12.50 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years. The charge also includes $0.09 per $1,000 of Specified Amount during the first twenty Policy Years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insureds' ages, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,782 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS


        PREMIUMS
        ACCUMULATED                              TOTAL ACCUMULATION VALUE       SURRENDER VALUE
           AT                                    ANNUAL INVESTMENT RETURN  ANNUAL INVESTMENT RETURN
END OF     5%         DEATH BENEFIT PROCEEDS                OF                        OF
POLICY  INTEREST    ANNUAL INVESTMENT RETURN OF   GROSS   GROSS             GROSS   GROSS            SURRENDER
YEAR    PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%   0%      6%    GROSS 12%   0%      6%    GROSS 12% CHARGE
  --     -------   --------- --------- --------- ------- ------- --------- ------- ------- ---------  ------

   1      14,471   1,000,000 1,000,000 1,000,000 11,172  11,884    12,597       0       0         0   13,676
   2      29,666   1,000,000 1,000,000 1,000,000 22,020  24,135    26,337   8,754  10,869    13,071   13,266
   3      45,620   1,000,000 1,000,000 1,000,000 32,492  36,709    41,274  19,739  23,956    28,521   12,753
   4      62,372   1,000,000 1,000,000 1,000,000 42,564  49,591    57,504  30,358  37,385    45,298   12,206
   5      79,962   1,000,000 1,000,000 1,000,000 52,211  62,762    75,128  40,484  51,034    63,400   11,728

   6      98,431   1,000,000 1,000,000 1,000,000 61,399  76,196    94,253  50,287  65,084    83,141   11,112
   7     117,824   1,000,000 1,000,000 1,000,000 70,084  89,854   114,987  60,206  79,976   105,110    9,877
   8     138,186   1,000,000 1,000,000 1,000,000 78,202  103,680  137,439  69,560  95,038   128,796    8,643
   9     159,567   1,000,000 1,000,000 1,000,000 85,672  117,596  161,711  78,264  110,188  154,303    7,408
  10     182,016   1,000,000 1,000,000 1,000,000 92,398  131,511  187,916  86,224  125,338  181,742    6,173

  11     205,588   1,000,000 1,000,000 1,000,000 98,278  145,325  216,182  93,339  140,386  211,244    4,939
  12     230,338   1,000,000 1,000,000 1,000,000 103,208 158,936  246,668  99,504  155,232  242,964    3,704
  13     256,326   1,000,000 1,000,000 1,000,000 107,083 172,240  279,565  104,613 169,771  277,095    2,469
  14     283,614   1,000,000 1,000,000 1,000,000 109,798 185,135  315,110  108,563 183,900  313,875    1,235
  15     312,266   1,000,000 1,000,000 1,000,000 111,212 197,484  353,564  111,212 197,484  353,564        0

  20     478,501   1,000,000 1,000,000 1,000,000 88,571  241,528  600,910  88,571  241,528  600,910        0
  25     690,664           0 1,000,000 1,065,112      0  215,810 1,014,392      0  215,810 1,014,392       0
  30     961,443           0         0 1,787,824      0       0  1,702,690      0       0  1,702,690       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.82% per year.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,782 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


        PREMIUMS
        ACCUMULATED                              TOTAL ACCUMULATION VALUE       SURRENDER VALUE
           AT                                    ANNUAL INVESTMENT RETURN  ANNUAL INVESTMENT RETURN
END OF     5%         DEATH BENEFIT PROCEEDS                OF                        OF
POLICY  INTEREST    ANNUAL INVESTMENT RETURN OF   GROSS   GROSS             GROSS   GROSS            SURRENDER
YEAR    PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%   0%      6%    GROSS 12%   0%      6%    GROSS 12% CHARGE
  --     -------   --------- --------- --------- ------- ------- --------- ------- ------- ---------  ------

   1      14,471   1,000,000 1,000,000 1,000,000 11,246  11,961    12,676       0       0         0   13,676
   2      29,666   1,000,000 1,000,000 1,000,000 22,377  24,509    26,728   9,110  11,243    13,462   13,266
   3      45,620   1,000,000 1,000,000 1,000,000 33,302  37,576    42,199  20,549  24,822    29,446   12,753
   4      62,372   1,000,000 1,000,000 1,000,000 44,022  51,180    59,232  31,816  38,973    47,026   12,206
   5      79,962   1,000,000 1,000,000 1,000,000 54,536  65,340    77,985  42,809  53,613    66,258   11,728

   6      98,431   1,000,000 1,000,000 1,000,000 64,844  80,079    98,632  53,732  68,967    87,519   11,112
   7     117,824   1,000,000 1,000,000 1,000,000 74,942  95,415   121,362  65,065  85,537   111,485    9,877
   8     138,186   1,000,000 1,000,000 1,000,000 84,831  111,371  146,390  76,189  102,728  137,747    8,643
   9     159,567   1,000,000 1,000,000 1,000,000 94,508  127,969  173,947  87,100  120,561  166,539    7,408
  10     182,016   1,000,000 1,000,000 1,000,000 103,969 145,232  204,293  97,796  139,059  198,119    6,173

  11     205,588   1,000,000 1,000,000 1,000,000 113,213 163,184  237,712  108,274 158,246  232,773    4,939
  12     230,338   1,000,000 1,000,000 1,000,000 122,161 181,779  274,455  118,457 178,075  270,751    3,704
  13     256,326   1,000,000 1,000,000 1,000,000 130,779 201,012  314,844  128,310 198,543  312,375    2,469
  14     283,614   1,000,000 1,000,000 1,000,000 138,998 220,846  359,213  137,763 219,611  357,978    1,235
  15     312,266   1,000,000 1,000,000 1,000,000 146,785 241,280  407,974  146,785 241,280  407,974        0

  20     478,501   1,000,000 1,000,000 1,000,000 175,594 350,409  735,049  175,594 350,409  735,049        0
  25     690,664   1,000,000 1,000,000 1,343,332 180,770 472,005 1,279,364 180,770 472,005 1,279,364       0
  30     961,443   1,000,000 1,000,000 2,269,016 121,765 590,664 2,160,968 121,765 590,664 2,160,968       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,713 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS


         PREMIUMS
        ACCUMULATED
            AT                                       TOTAL ACCUMULATION VALUE         SURRENDER VALUE
END OF      5%          DEATH BENEFIT PROCEEDS      ANNUAL INVESTMENT RETURN OF ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST    ANNUAL INVESTMENT RETURN OF     GROSS                       GROSS                      SURRENDER
YEAR     PER YEAR   GROSS 0%   GROSS 6%  GROSS 12%    0%    GROSS 6% GROSS 12%    0%    GROSS 6% GROSS 12%  CHARGE
  --    ---------- ---------- ---------- ---------- ------- -------- ---------- ------- -------- ----------  ------

   1       22,799   1,000,000  1,000,000  1,000,000 18,058   19,195      20,332      0        0           0  25,098
   2       46,737   1,000,000  1,000,000  1,000,000 35,031   38,404      41,915 10,971   14,344      17,855  24,060
   3       71,873   1,000,000  1,000,000  1,000,000 50,771   57,463      64,711 27,781   34,473      41,721  22,991
   4       98,265   1,000,000  1,000,000  1,000,000 65,166   76,238      88,726 43,213   54,285      66,773  21,953
   5      125,977   1,000,000  1,000,000  1,000,000 78,084   94,575     113,961 57,201   73,692      93,077  20,883

   6      155,074   1,000,000  1,000,000  1,000,000 89,357  112,281     140,394 69,511   92,435     120,549  19,845
   7      185,627   1,000,000  1,000,000  1,000,000 98,752  129,097     167,964 81,111  111,457     150,324  17,640
   8      217,707   1,000,000  1,000,000  1,000,000 105,947 144,674     196,550 90,512  129,239     181,115  15,435
   9      251,391   1,000,000  1,000,000  1,000,000 110,521 158,561     225,970 97,290  145,331     212,739  13,230
  10      286,759   1,000,000  1,000,000  1,000,000 111,977 170,228     256,022 100,951 159,203     244,996  11,025

  11      323,896   1,000,000  1,000,000  1,000,000 109,766 179,093     286,522 100,945 170,273     277,702   8,820
  12      362,889   1,000,000  1,000,000  1,000,000 103,287 184,514     317,331 96,672  177,899     310,716   6,615
  13      403,832   1,000,000  1,000,000  1,000,000 91,890  185,792     348,374 87,480  181,382     343,964   4,410
  14      446,822   1,000,000  1,000,000  1,000,000 74,832  182,126     379,645 72,626  179,921     377,440   2,205
  15      491,962   1,000,000  1,000,000  1,000,000 51,143  172,481     411,144 51,143  172,481     411,144       0

  20      753,859           0          0  1,000,000      0        0     570,383      0        0     570,383       0
  25    1,088,113           0          0  1,000,000      0        0     771,432      0        0     771,432       0
  30    1,514,716           0          0  1,289,785      0        0   1,277,015      0        0   1,277,015       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.82% per year.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,713 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS


         PREMIUMS
        ACCUMULATED
            AT                                       TOTAL ACCUMULATION VALUE         SURRENDER VALUE
END OF      5%          DEATH BENEFIT PROCEEDS      ANNUAL INVESTMENT RETURN OF ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST    ANNUAL INVESTMENT RETURN OF     GROSS                       GROSS                      SURRENDER
YEAR     PER YEAR   GROSS 0%   GROSS 6%  GROSS 12%    0%    GROSS 6% GROSS 12%    0%    GROSS 6% GROSS 12%  CHARGE
  --    ---------- ---------- ---------- ---------- ------- -------- ---------- ------- -------- ----------  ------

   1       22,799   1,000,000  1,000,000  1,000,000 18,364   19,511      20,660      0        0           0  25,098
   2       46,737   1,000,000  1,000,000  1,000,000 36,370   39,806      43,381 12,311   15,747      19,321  24,060
   3       71,873   1,000,000  1,000,000  1,000,000 53,947   60,840      68,295 30,956   37,849      45,305  22,991
   4       98,265   1,000,000  1,000,000  1,000,000 71,077   82,621      95,608 49,124   60,669      73,656  21,953
   5      125,977   1,000,000  1,000,000  1,000,000 87,754  105,172     125,559 66,870   84,288     104,675  20,883

   6      155,074   1,000,000  1,000,000  1,000,000 103,967 128,510     158,409 84,122  108,665     138,563  19,845
   7      185,627   1,000,000  1,000,000  1,000,000 119,708 152,660     194,453 102,068 135,020     176,813  17,640
   8      217,707   1,000,000  1,000,000  1,000,000 134,966 177,644     234,021 119,530 162,209     218,586  15,435
   9      251,391   1,000,000  1,000,000  1,000,000 149,728 203,489     277,480 136,498 190,259     264,249  13,230
  10      286,759   1,000,000  1,000,000  1,000,000 163,982 230,222     325,242 152,957 219,197     314,216  11,025

  11      323,896   1,000,000  1,000,000  1,000,000 177,714 257,874     377,771 168,894 249,054     368,951   8,820
  12      362,889   1,000,000  1,000,000  1,000,000 190,447 286,055     435,236 183,832 279,440     428,621   6,615
  13      403,832   1,000,000  1,000,000  1,000,000 202,060 314,707     498,176 197,650 310,297     493,766   4,410
  14      446,822   1,000,000  1,000,000  1,000,000 212,192 343,573     567,096 209,987 341,368     564,891   2,205
  15      491,962   1,000,000  1,000,000  1,000,000 220,393 372,347     642,645 220,393 372,347     642,645       0

  20      753,859   1,000,000  1,000,000  1,217,751 215,894 506,279   1,159,763 215,894 506,279   1,159,763       0
  25    1,088,113   1,000,000  1,000,000  2,107,579 115,282 636,208   2,007,219 115,282 636,208   2,007,219       0
  30    1,514,716           0  1,000,000  3,411,907      0  772,921   3,378,126      0  772,921   3,378,126       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year.

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R
Statement of Assets and Liability
December 31, 2000

                                                       AIM V.I.        AIM V.I.                     AIM V.I.
                                                       CAPITAL         DIVERSIFIED    AIM V.I.      INTERNATIONAL    AIM V.I.
                                                       APPRECIATION    INCOME         GROWTH        EQUITY           VALUE
                                       COMBINED        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)       $ 30,106,051     $       --      $      --     $       --     $        --     $        --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)       91,299,890      1,818,168        703,013      9,703,942       1,092,073      10,544,933
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
Total Investments                       121,405,941      1,818,168        703,013      9,703,942       1,092,073      10,544,933
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                    7,997            122             46            653              69             693
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET ASSETS                             $121,397,944     $1,818,046      $ 702,967     $9,703,289     $ 1,092,004     $10,544,240
                                       ============     ==========      =========     ==========     ===========     ===========
-----------------------------------
Percent of net assets                        100.00%          1.50%          0.58%          7.99%           0.90%           8.69%
                                       ============     ==========      =========     ==========     ===========     ===========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period                            130,358         72,736        281,060              --         315,654
 - Unit value                                           $   13.947      $   9.665     $   12.314     $        --     $    12.693
                                                        ----------      ---------     ----------     -----------     -----------
                                                         1,818,046        702,967      3,460,836              --       4,006,553
                                                        ----------      ---------     ----------     -----------     -----------
SVUL Policies:
 - Units in accumulation period                                 --             --        387,489          49,668         440,897
 - Unit value                                           $       --      $      --     $    9.841     $    11.123     $    10.031
                                                        ----------      ---------     ----------     -----------     -----------
                                                                --             --      3,813,167         552,468       4,422,697
                                                        ----------      ---------     ----------     -----------     -----------
SVUL II Policies:
 - Units in accumulation period                                 --             --        329,624          67,737         263,393
 - Unit value                                           $       --      $      --     $    7.370     $     7.965     $     8.030
                                                        ----------      ---------     ----------     -----------     -----------
                                                                --             --      2,429,286         539,536       2,114,990
                                                        ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET ASSETS                                              $1,818,046      $ 702,967     $9,703,289     $ 1,092,004     $10,544,240
                                                        ==========      =========     ==========     ===========     ===========
-----------------------------------


                                     AFIS
                                     GROWTH
                                     CLASS 2
                                     SUBACCOUNT
-----------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)     $       --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)    2,716,672
                                     ----------
-----------------------------------
Total Investments                     2,716,672
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                  179
                                     ----------
-----------------------------------
NET ASSETS                           $2,716,493
                                     ==========
-----------------------------------
Percent of net assets                      2.24%
                                     ==========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period              --
 - Unit value                        $       --
                                     ----------
                                             --
                                     ----------
SVUL Policies:
 - Units in accumulation period          72,707
 - Unit value                        $    9.189
                                     ----------
                                        668,095
                                     ----------
SVUL II Policies:
 - Units in accumulation period         222,915
 - Unit value                        $    9.189
                                     ----------
                                      2,048,398
                                     ----------
-----------------------------------
NET ASSETS                           $2,716,493
                                     ==========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statement of Assets and Liability (continued)
December 31, 2000

                                       AFIS          AFIS              BARON         DEUTSCHE        DEUTSCHE       DEUTSCHE
                                       GROWTH-       GLOBAL SMALL      CAPITAL       VIT             VIT            VIT
                                       INCOME        CAPITALIZATION    ASSET         EAFE            EQUITY         SMALL
                                       CLASS 2       CLASS 2           12B1          EQUITY INDEX    500 INDEX      CAP INDEX
                                       SUBACCOUNT    SUBACCOUNT        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)       $       --      $        --     $      --     $        --     $        --    $      --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)      1,106,899          447,239       468,158         458,679      15,030,564      704,229
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
Total Investments                       1,106,899          447,239       468,158         458,679      15,030,564      704,229
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                     73               29            31              30             996           47
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET ASSETS                             $1,106,826      $   447,210     $ 468,127     $   458,649     $15,029,568    $ 704,182
                                       ==========      ===========     =========     ===========     ===========    =========
-----------------------------------
Percent of net assets                        0.91%            0.37%         0.39%           0.38%          12.37%        0.58%
                                       ==========      ===========     =========     ===========     ===========    =========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period                --               --            --              --         633,343           --
 - Unit value                          $       --      $        --     $      --     $        --     $    11.961    $      --
                                       ----------      -----------     ---------     -----------     -----------    ---------
                                               --               --            --              --       7,575,179           --
                                       ----------      -----------     ---------     -----------     -----------    ---------
SVUL Policies:
 - Units in accumulation period             5,477            8,727        31,283          35,810         543,318       30,735
 - Unit value                          $   10.424      $     7.744     $  10.904     $    10.313     $     9.921    $  10.883
                                       ----------      -----------     ---------     -----------     -----------    ---------
                                           57,091           67,580       341,101         369,316       5,390,237      334,501
                                       ----------      -----------     ---------     -----------     -----------    ---------
SVUL II Policies:
 - Units in accumulation period           100,687           49,020        13,583          10,165         229,224       39,693
 - Unit value                          $   10.426      $     7.744     $   9.352     $     8.788     $     9.005    $   9.314
                                       ----------      -----------     ---------     -----------     -----------    ---------
                                        1,049,735          379,630       127,026          89,333       2,064,152      369,681
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET ASSETS                             $1,106,826      $   447,210     $ 468,127     $   458,649     $15,029,568    $ 704,182
                                       ==========      ===========     =========     ===========     ===========    =========
-----------------------------------


                                     DGPF          DGPF
                                     HIGH YIELD    DEVON
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)     $ 259,383     $  60,960
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)          --            --
                                     ---------     ---------
-----------------------------------
Total Investments                      259,383        60,960
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                  16             4
                                     ---------     ---------
-----------------------------------
NET ASSETS                           $ 259,367     $  60,956
                                     =========     =========
-----------------------------------
Percent of net assets                     0.21%         0.05%
                                     =========     =========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period             --            --
 - Unit value                        $      --     $      --
                                     ---------     ---------
                                            --            --
                                     ---------     ---------
SVUL Policies:
 - Units in accumulation period         28,352         7,130
 - Unit value                        $   7.836     $   8.000
                                     ---------     ---------
                                       222,179        57,039
                                     ---------     ---------
SVUL II Policies:
 - Units in accumulation period          4,168           440
 - Unit value                        $   8.921     $   8.899
                                     ---------     ---------
                                        37,188         3,917
                                     ---------     ---------
-----------------------------------
NET ASSETS                           $ 259,367     $  60,956
                                     =========     =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statement of Assets and Liability (continued)
December 31, 2000

                                                                                               FIDELITY      FIDELITY
                                       DGPF          DGPF                                      VIP           VIP
                                       EMERGING      SMALL         DGPF          DGPF          EQUITY-       GROWTH
                                       MARKETS       CAP VALUE     REIT          TREND         INCOME        SERVICE CLASS
                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)       $ 411,509     $2,567,453    $ 114,406     $5,893,158    $       --     $       --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)            --             --           --             --     2,696,049      1,061,020
                                       ---------     ----------    ---------     ----------    ----------     ----------
-----------------------------------
Total Investments                        411,509      2,567,453      114,406      5,893,158     2,696,049      1,061,020
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                    26            172            8            399           179             70
                                       ---------     ----------    ---------     ----------    ----------     ----------
-----------------------------------
NET ASSETS                             $ 411,483     $2,567,281    $ 114,398     $5,892,759    $2,695,870     $1,060,950
                                       =========     ==========    =========     ==========    ==========     ==========
-----------------------------------
Percent of net assets                       0.34%          2.11%        0.09%          4.85%         2.22%          0.87%
                                       =========     ==========    =========     ==========    ==========     ==========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period           11,591        146,787           --        133,440       232,172             --
 - Unit value                          $   8.520     $   10.743    $      --     $   17.219    $   11.612     $       --
                                       ---------     ----------    ---------     ----------    ----------     ----------
                                          98,762      1,576,970           --      2,297,655     2,695,870             --
                                       ---------     ----------    ---------     ----------    ----------     ----------
SVUL Policies:
 - Units in accumulation period           19,333         60,102        3,632        133,513            --         16,533
 - Unit value                          $   9.167     $   11.088    $  11.981     $   14.391    $       --     $    8.496
                                       ---------     ----------    ---------     ----------    ----------     ----------
                                         177,228        666,435       43,520      1,921,456            --        140,461
                                       ---------     ----------    ---------     ----------    ----------     ----------
SVUL II Policies:
 - Units in accumulation period           16,277         27,688        6,020        204,164            --        108,345
 - Unit value                          $   8.324     $   11.697    $  11.774     $    8.198    $       --     $    8.496
                                       ---------     ----------    ---------     ----------    ----------     ----------
                                         135,493        323,876       70,878      1,673,648            --        920,489
                                       ---------     ----------    ---------     ----------    ----------     ----------
-----------------------------------
NET ASSETS                             $ 411,483     $2,567,281    $ 114,398     $5,892,759    $2,695,870     $1,060,950
                                       =========     ==========    =========     ==========    ==========     ==========
-----------------------------------

                                     FIDELITY
                                     VIP              FIDELITY
                                     HIGH             VIP II
                                     INCOME           ASSET
                                     SERVICE CLASS    MANAGER
                                     SUBACCOUNT       SUBACCOUNT
-----------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)      $       --      $      --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)       579,333        689,900
                                      ----------      ---------
-----------------------------------
Total Investments                        579,333        689,900
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                    37             46
                                      ----------      ---------
-----------------------------------
NET ASSETS                            $  579,296      $ 689,854
                                      ==========      =========
-----------------------------------
Percent of net assets                       0.48%          0.57%
                                      ==========      =========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period               --         61,856
 - Unit value                         $       --      $  11.153
                                      ----------      ---------
                                              --        689,854
                                      ----------      ---------
SVUL Policies:
 - Units in accumulation period            6,131             --
 - Unit value                         $    8.066      $      --
                                      ----------      ---------
                                          49,448             --
                                      ----------      ---------
SVUL II Policies:
 - Units in accumulation period           65,684             --
 - Unit value                         $    8.067      $      --
                                      ----------      ---------
                                         529,848             --
                                      ----------      ---------
-----------------------------------
NET ASSETS                            $  579,296      $ 689,854
                                      ==========      =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statement of Assets and Liability (continued)
December 31, 2000

                                                                                                                   JANUS
                                                                      FIDELITY                       JANUS         ASPEN
                                       FIDELITY         FIDELITY      VIP III          JANUS         ASPEN         SERIES
                                       VIP II           VIP II        GROWTH           ASPEN         SERIES        GLOBAL
                                       CONTRAFUND       INVESTMENT    OPPORTUNITIES    SERIES        WORLDWIDE     TECHNOLOGY
                                       SERVICE CLASS    GRADE BOND    SERVICE CLASS    BALANCED      GROWTH        SERVICE CLASS
                                       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)        $       --      $       --     $        --     $       --    $       --     $       --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)       3,637,087       2,033,763         855,323      5,057,351     5,955,097      2,086,236
                                        ----------      ----------     -----------     ----------    ----------     ----------
-----------------------------------
Total Investments                        3,637,087       2,033,763         855,323      5,057,351     5,955,097      2,086,236
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                     240             134              55            333           389            141
                                        ----------      ----------     -----------     ----------    ----------     ----------
-----------------------------------
NET ASSETS                              $3,636,847      $2,033,629     $   855,268     $5,057,018    $5,954,708     $2,086,095
                                        ==========      ==========     ===========     ==========    ==========     ==========
-----------------------------------
Percent of net assets                         3.00%           1.68%           0.70%          4.17%         4.91%          1.72%
                                        ==========      ==========     ===========     ==========    ==========     ==========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period                 --         179,261              --             --            --             --
 - Unit value                           $       --      $   11.345     $        --     $       --    $       --     $       --
                                        ----------      ----------     -----------     ----------    ----------     ----------
                                                --       2,033,629              --             --            --             --
                                        ----------      ----------     -----------     ----------    ----------     ----------
SVUL Policies:
 - Units in accumulation period            227,009              --          80,595        307,299       266,572          8,007
 - Unit value                           $   10.608      $       --     $     8.258     $   11.027    $   12.618     $    6.743
                                        ----------      ----------     -----------     ----------    ----------     ----------
                                         2,408,127              --         665,527      3,388,563     3,363,597         53,995
                                        ----------      ----------     -----------     ----------    ----------     ----------
SVUL II Policies:
 - Units in accumulation period            132,554              --          22,264        172,658       322,486        301,383
 - Unit value                           $    9.270      $       --     $     8.522     $    9.663    $    8.035     $    6.743
                                        ----------      ----------     -----------     ----------    ----------     ----------
                                         1,228,720              --         189,741      1,668,455     2,591,111      2,032,100
                                        ----------      ----------     -----------     ----------    ----------     ----------
-----------------------------------
NET ASSETS                              $3,636,847      $2,033,629     $   855,268     $5,057,018    $5,954,708     $2,086,095
                                        ==========      ==========     ===========     ==========    ==========     ==========
-----------------------------------


                                                   LN
                                     LN            CAPITAL
                                     BOND          APPRECIATION
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)     $3,159,917     $1,561,557
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)           --             --
                                     ----------     ----------
-----------------------------------
Total Investments                     3,159,917      1,561,557
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                  205            104
                                     ----------     ----------
-----------------------------------
NET ASSETS                           $3,159,712     $1,561,453
                                     ==========     ==========
-----------------------------------
Percent of net assets                      2.60%          1.29%
                                     ==========     ==========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period              --             --
 - Unit value                        $       --     $       --
                                     ----------     ----------
                                             --             --
                                     ----------     ----------
SVUL Policies:
 - Units in accumulation period         186,405        118,109
 - Unit value                        $   10.860     $   10.782
                                     ----------     ----------
                                      2,024,347      1,273,407
                                     ----------     ----------
SVUL II Policies:
 - Units in accumulation period         104,226         36,188
 - Unit value                        $   10.893     $    7.960
                                     ----------     ----------
                                      1,135,365        288,046
                                     ----------     ----------
-----------------------------------
NET ASSETS                           $3,159,712     $1,561,453
                                     ==========     ==========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statement of Assets and Liability (continued)
December 31, 2000

                                                     LN
                                       LN            GLOBAL        LN             LN            MFS           MFS
                                       EQUITY-       ASSET         MONEY          SOCIAL        EMERGING      TOTAL
                                       INCOME        ALLOCATION    MARKET         AWARENESS     GROWTH        RETURN
                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)       $ 552,991     $  69,737     $15,315,960    $ 139,020     $       --    $       --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)            --            --              --           --      6,348,200     2,714,972
                                       ---------     ---------     -----------    ---------     ----------    ----------
-----------------------------------
Total Investments                        552,991        69,737      15,315,960      139,020      6,348,200     2,714,972
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                    36             5             977           10            422           179
                                       ---------     ---------     -----------    ---------     ----------    ----------
-----------------------------------
NET ASSETS                             $ 552,955     $  69,732     $15,314,983    $ 139,010     $6,347,778    $2,714,793
                                       =========     =========     ===========    =========     ==========    ==========
-----------------------------------
Percent of net assets                       0.46%         0.06%          12.61%        0.11%          5.23%         2.24%
                                       =========     =========     ===========    =========     ==========    ==========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period               --            --         279,914           --        157,187        91,991
 - Unit value                          $      --     $      --     $    11.178    $      --     $   15.992    $   12.225
                                       ---------     ---------     -----------    ---------     ----------    ----------
                                              --            --       3,129,001           --      2,513,781     1,124,612
                                       ---------     ---------     -----------    ---------     ----------    ----------
SVUL Policies:
 - Units in accumulation period           28,307         4,240         261,269       11,113        177,454        90,517
 - Unit value                          $  10.784     $  10.141     $    10.783    $  10.192     $   13.154    $   11.319
                                       ---------     ---------     -----------    ---------     ----------    ----------
                                         305,269        43,001       2,817,218      113,262      2,334,205     1,024,534
                                       ---------     ---------     -----------    ---------     ----------    ----------
SVUL II Policies:
 - Units in accumulation period           22,563         2,757         903,819        2,878        186,662        49,838
 - Unit value                          $  10.977     $   9.696     $    10.366    $   8.947     $    8.035    $   11.350
                                       ---------     ---------     -----------    ---------     ----------    ----------
                                         247,686        26,731       9,368,764       25,748      1,499,792       565,647
                                       ---------     ---------     -----------    ---------     ----------    ----------
-----------------------------------
NET ASSETS                             $ 552,955     $  69,732     $15,314,983    $ 139,010     $6,347,778    $2,714,793
                                       =========     =========     ===========    =========     ==========    ==========
-----------------------------------


                                                   NB AMT
                                     MFS           MID-CAP
                                     UTILITIES     GROWTH
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)     $       --    $       --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)    3,354,428     1,591,179
                                     ----------    ----------
-----------------------------------
Total Investments                     3,354,428     1,591,179
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                  221           106
                                     ----------    ----------
-----------------------------------
NET ASSETS                           $3,354,207    $1,591,073
                                     ==========    ==========
-----------------------------------
Percent of net assets                      2.76%         1.31%
                                     ==========    ==========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period         107,376            --
 - Unit value                        $   14.873    $       --
                                     ----------    ----------
                                      1,597,018            --
                                     ----------    ----------
SVUL Policies:
 - Units in accumulation period          65,664        59,593
 - Unit value                        $   12.923    $   13.831
                                     ----------    ----------
                                        848,564       824,241
                                     ----------    ----------
SVUL II Policies:
 - Units in accumulation period          89,880        90,083
 - Unit value                        $   10.109    $    8.512
                                     ----------    ----------
                                        908,625       766,832
                                     ----------    ----------
-----------------------------------
NET ASSETS                           $3,354,207    $1,591,073
                                     ==========    ==========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statement of Assets and Liability (continued)
December 31, 2000

                                                                                                                    FTVIPT
                                                     OCC                             FTVIPT        FTVIPT           TEMPLETON
                                                     ACCUMULATION    OCC             TEMPLETON     TEMPLETON        INTERNATIONAL
                                       NB AMT        GLOBAL          ACCUMULATION    ASSET         INTERNATIONAL    SECURITIES
                                       PARTNERS      EQUITY          MANAGED         STRATEGY      SECURITIES       CLASS 2
                                       SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)       $      --     $        --     $        --     $      --      $        --      $        --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)       367,135         711,644       1,191,470       702,016        3,305,953        1,136,526
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
Total Investments                        367,135         711,644       1,191,470       702,016        3,305,953        1,136,526
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                    25              47              79            46              216               74
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET ASSETS                             $ 367,110     $   711,597     $ 1,191,391     $ 701,970      $ 3,305,737      $ 1,136,452
                                       =========     ===========     ===========     =========      ===========      ===========
-----------------------------------
Percent of net assets                       0.30%           0.59%           0.98%         0.58%            2.72%            0.94%
                                       =========     ===========     ===========     =========      ===========      ===========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period               --          55,721         107,483        58,663          289,550               --
 - Unit value                          $      --     $    12.771     $    11.084     $  11.966      $    11.417      $        --
                                       ---------     -----------     -----------     ---------      -----------      -----------
                                              --         711,597       1,191,391       701,970        3,305,737               --
                                       ---------     -----------     -----------     ---------      -----------      -----------
SVUL Policies:
 - Units in accumulation period           34,445              --              --            --               --           82,521
 - Unit value                          $   9.500     $        --     $        --     $      --      $        --      $    10.909
                                       ---------     -----------     -----------     ---------      -----------      -----------
                                         327,221              --              --            --               --          900,190
                                       ---------     -----------     -----------     ---------      -----------      -----------
SVUL II Policies:
 - Units in accumulation period            3,924              --              --            --               --           23,056
 - Unit value                          $  10.165     $        --     $        --     $      --      $        --      $    10.247
                                       ---------     -----------     -----------     ---------      -----------      -----------
                                          39,889              --              --            --               --          236,262
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET ASSETS                             $ 367,110     $   711,597     $ 1,191,391     $ 701,970      $ 3,305,737      $ 1,136,452
                                       =========     ===========     ===========     =========      ===========      ===========
-----------------------------------

                                                   FTVIPT
                                     FTVIPT        TEMPLETON
                                     TEMPLETON     GROWTH
                                     GROWTH        SECURITIES
                                     SECURITIES    CLASS 2
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Assets
 - Investments at Market -
   Affiliated (Cost $30,534,707)     $      --     $      --
 - Investments at Market -
   Unaffiliated (Cost $97,920,100)     295,826       134,813
                                     ---------     ---------
-----------------------------------
Total Investments                      295,826       134,813
 - Liability - Payable to The
   Lincoln National Life Insurance
   Company                                  20             8
                                     ---------     ---------
-----------------------------------
NET ASSETS                           $ 295,806     $ 134,805
                                     =========     =========
-----------------------------------
Percent of net assets                     0.24%         0.11%
                                     =========     =========
-----------------------------------
Net assets are represented by:
SVUL I Policies:
 - Units in accumulation period         23,411            --
 - Unit value                        $  12.635     $      --
                                     ---------     ---------
                                       295,806            --
                                     ---------     ---------
SVUL Policies:
 - Units in accumulation period             --         9,190
 - Unit value                        $      --     $  12.265
                                     ---------     ---------
                                            --       112,726
                                     ---------     ---------
SVUL II Policies:
 - Units in accumulation period             --         2,103
 - Unit value                        $      --     $  10.497
                                     ---------     ---------
                                            --        22,079
                                     ---------     ---------
-----------------------------------
NET ASSETS                           $ 295,806     $ 134,805
                                     =========     =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Operations
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                                       AIM V.I.        AIM V.I.                      AIM V.I.
                                                       CAPITAL         DIVERSIFIED    AIM V.I.       INTERNATIONAL    AIM V.I.
                                                       APPRECIATION    INCOME         GROWTH         EQUITY           VALUE
                                       COMBINED        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income    $     59,265     $      405      $  12,573     $     1,681     $        --     $     2,872
 - Dividends from net realized
   gains on investments                      89,117          7,166          4,012          31,515              --          25,401
 - Mortality and expense guarantees
   -- SVUL I                                (15,398)          (506)          (443)           (837)             --            (993)
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                132,984          7,065         16,142          32,359              --          27,280
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                               20,588          1,131              5             474              --           2,596
Net change in unrealized
   appreciation or depreciation on
   investments                              647,779         44,813        (11,427)         81,846              --          83,876
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                              668,367         45,944        (11,422)         82,320              --          86,472
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           $    801,351     $   53,009      $   4,720     $   114,679     $        --     $   113,752
                                       ============     ==========      =========     ===========     ===========     ===========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income       $    533,766     $      939      $  46,589     $     7,873     $       883     $    12,942
Dividends from net realized gains
   on investments                           598,007         29,289             --         138,013           3,707          67,676
Mortality and expense guarantees:
    SVUL I                                 (200,572)        (6,113)        (5,638)        (13,644)             --         (16,954)
    SVUL                                    (23,989)            --             --          (1,499)           (204)         (1,889)
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                907,212         24,115         40,951         130,743           4,386          61,775
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                              270,353         15,800        (17,904)         32,609             528          25,532
Net change in unrealized
   appreciation or depreciation on
   investments                            5,704,354        365,138        (55,300)        625,753          31,276         685,386
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                            5,974,707        380,938        (73,204)        658,362          31,804         710,918
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS           $  6,881,919     $  405,053      $ (32,253)    $   789,105     $    36,190     $   772,693
                                       ============     ==========      =========     ===========     ===========     ===========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income       $  1,266,906     $       --      $  43,365     $       894     $     2,358     $    12,567
Dividends from net realized gains
   on investments                         3,056,381         50,808             --         309,788          60,372         437,827
Mortality and expense guarantees:
    SVUL I                                 (331,647)       (14,816)        (6,916)        (31,168)             --         (33,910)
    SVUL                                   (258,584)            --             --         (26,810)         (3,803)        (26,489)
    SVUL II                                 (54,530)            --             --          (4,657)           (636)         (3,843)
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)              3,678,526         35,992         36,449         248,047          58,291         386,152
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                              476,867         67,509        (25,167)         93,864         (15,625)         77,162
Net change in unrealized
   appreciation or depreciation on
   investments                          (13,400,999)      (376,248)       (15,576)     (2,697,924)       (219,275)     (2,061,661)
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                          (12,924,132)      (308,739)       (40,743)     (2,604,060)       (234,900)     (1,984,499)
                                       ------------     ----------      ---------     -----------     -----------     -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS           $ (9,245,606)    $ (272,747)     $  (4,294)    $(2,356,013)    $  (176,609)    $(1,598,347)
                                       ============     ==========      =========     ===========     ===========     ===========
-----------------------------------


                                     AFIS
                                     GROWTH
                                     CLASS 2
                                     SUBACCOUNT
-----------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income  $      --
 - Dividends from net realized
   gains on investments                     --
 - Mortality and expense guarantees
   -- SVUL I                                --
                                     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                              --
Net change in unrealized
   appreciation or depreciation on
   investments                              --
                                     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                              --
                                     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS         $      --
                                     =========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income     $      --
Dividends from net realized gains
   on investments                           --
Mortality and expense guarantees:
    SVUL I                                  --
    SVUL                                    --
                                     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                              --
Net change in unrealized
   appreciation or depreciation on
   investments                              --
                                     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                              --
                                     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS         $      --
                                     =========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income     $      --
Dividends from net realized gains
   on investments                           --
Mortality and expense guarantees:
    SVUL I                                  --
    SVUL                                (1,970)
    SVUL II                             (2,893)
                                     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)            (4,863)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                          (5,269)
Net change in unrealized
   appreciation or depreciation on
   investments                        (184,729)
                                     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                        (189,998)
                                     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS         $(194,861)
                                     =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Operations (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                       AFIS          AFIS              BARON         DEUTSCHE        DEUTSCHE       DEUTSCHE
                                       GROWTH-       GLOBAL SMALL      CAPITAL       VIT             VIT            VIT
                                       INCOME        CAPITALIZATION    ASSET         EAFE            EQUITY         SMALL
                                       CLASS 2       CLASS 2           12B1          EQUITY INDEX    500 INDEX      CAP INDEX
                                       SUBACCOUNT    SUBACCOUNT        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income    $      --       $        --     $      --     $        --     $     2,407    $      --
 - Dividends from net realized
   gains on investments                       --                --            --              --          15,403           --
 - Mortality and expense guarantees
   -- SVUL I                                  --                --            --              --          (1,229)          --
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                  --                --            --              --          16,581           --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                --                --            --              --           5,733           --
Net change in unrealized
   appreciation or depreciation on
   investments                                --                --            --              --         103,650           --
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                --                --            --              --         109,383           --
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           $      --       $        --     $      --     $        --     $   125,964    $      --
                                       =========       ===========     =========     ===========     ===========    =========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income       $      --       $        --     $      --     $     2,757     $    62,072    $     960
Dividends from net realized gains
   on investments                             --                --            11           5,151          29,190        2,749
Mortality and expense guarantees:
    SVUL I                                    --                --            --              --         (38,431)          --
    SVUL                                      --                --          (236)           (399)         (4,725)        (128)
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                  --                --          (225)          7,509          48,106        3,581
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                --                --         6,139             220          72,816          910
Net change in unrealized
   appreciation or depreciation on
   investments                                --                --        22,579          17,123         981,969        7,446
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                --                --        28,718          17,343       1,054,785        8,356
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS           $      --       $        --     $  28,493     $    24,852     $ 1,102,891    $  11,937
                                       =========       ===========     =========     ===========     ===========    =========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income       $      --       $        --     $     681     $        --     $     8,630    $      --
Dividends from net realized gains
   on investments                             --                --            --           7,300              --        3,401
Mortality and expense guarantees:
    SVUL I                                    --                --            --              --         (62,706)          --
    SVUL                                     (82)             (198)       (2,335)         (2,423)        (35,428)      (1,974)
    SVUL II                               (1,298)             (456)         (147)           (150)         (2,980)        (367)
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)              (1,380)             (654)       (1,801)          4,727         (92,484)       1,060
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                              (519)           (1,359)        3,351          (1,035)         84,482       (1,413)
Net change in unrealized
   appreciation or depreciation on
   investments                            40,895           (28,584)       (3,250)        (66,896)     (1,476,899)     (10,160)
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                            40,376           (29,943)          101         (67,931)     (1,392,417)     (11,573)
                                       ---------       -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    $  38,996       $   (30,597)    $  (1,700)    $   (63,204)    $(1,484,901)   $ (10,513)
                                       =========       ===========     =========     ===========     ===========    =========
-----------------------------------


                                     DGPF          DGPF
                                     HIGH YIELD    DEVON
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income  $      --     $      --
 - Dividends from net realized
   gains on investments                     --            --
 - Mortality and expense guarantees
   -- SVUL I                                --            --
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                --            --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                              --            --
Net change in unrealized
   appreciation or depreciation on
   investments                              --            --
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                              --            --
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS         $      --     $      --
                                     =========     =========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income     $   1,189     $      --
Dividends from net realized gains
   on investments                           --            --
Mortality and expense guarantees:
    SVUL I                                  --            --
    SVUL                                   (86)          (18)
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)             1,103           (18)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                            (350)           (4)
Net change in unrealized
   appreciation or depreciation on
   investments                            (300)          386
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                            (650)          382
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS         $     453     $     364
                                     =========     =========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income     $   6,228     $     416
Dividends from net realized gains
   on investments                           --            --
Mortality and expense guarantees:
    SVUL I                                  --            --
    SVUL                                (1,620)         (376)
    SVUL II                                (68)          (18)
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)             4,540            22
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                          (4,896)         (289)
Net change in unrealized
   appreciation or depreciation on
   investments                         (38,978)       (7,071)
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                         (43,874)       (7,360)
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS  $ (39,334)    $  (7,338)
                                     =========     =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Operations (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                                                                                FIDELITY      FIDELITY
                                       DGPF          DGPF                                       VIP           VIP
                                       EMERGING      SMALL         DGPF          DGPF           EQUITY-       GROWTH
                                       MARKETS       CAP VALUE     REIT          TREND          INCOME        SERVICE CLASS
                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income    $      --     $      --     $      --     $        --    $      --      $       --
 - Dividends from net realized
   gains on investments                       --            --            --              --           --              --
 - Mortality and expense guarantees
   -- SVUL I                                (250)         (396)           --            (258)        (643)             --
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                (250)         (396)           --            (258)        (643)             --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                               (11)          344            --            (131)       3,229              --
Net change in unrealized
   appreciation or depreciation on
   investments                             7,148        38,453            --          30,649       51,071              --
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                             7,137        38,797            --          30,518       54,300              --
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           $   6,887     $  38,401     $      --     $    30,260    $  53,657      $       --
                                       =========     =========     =========     ===========    =========      ==========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income       $   3,238     $   4,144     $      --     $        39    $  11,959      $       --
Dividends from net realized gains
   on investments                             --         1,700            --              --       26,436              --
Mortality and expense guarantees:
    SVUL I                                (1,363)       (4,380)           --          (5,642)     (11,234)             --
    SVUL                                     (46)         (478)           (8)           (961)          --              --
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)               1,829           986            (8)         (6,564)      27,161              --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                             2,183         1,695            (2)         29,968        4,508              --
Net change in unrealized
   appreciation or depreciation on
   investments                            74,521       (25,551)           18         646,621        2,110              --
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                            76,704       (23,856)           16         676,589        6,618              --
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS           $  78,533     $ (22,870)    $       8     $   670,025    $  33,779      $       --
                                       =========     =========     =========     ===========    =========      ==========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income       $   5,683     $  15,922     $     144     $        --    $  38,375      $       --
Dividends from net realized gains
   on investments                             --        19,881            --         180,082      144,574              --
Mortality and expense guarantees:
    SVUL I                                (1,744)       (9,127)           --         (18,357)     (19,207)             --
    SVUL                                  (1,116)       (3,929)         (102)        (12,579)          --            (282)
    SVUL II                                 (164)         (372)          (46)         (3,606)          --            (496)
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)               2,659        22,375            (4)        145,540      163,742            (778)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                             7,675        10,754           427          98,513      (13,578)         (4,891)
Net change in unrealized
   appreciation or depreciation on
   investments                          (119,551)      309,757         6,339      (1,050,515)      59,449         (30,158)
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                          (111,876)      320,511         6,766        (952,002)      45,871         (35,049)
                                       ---------     ---------     ---------     -----------    ---------      ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    $(109,217)    $ 342,886     $   6,762     $  (806,462)   $ 209,613      $  (35,827)
                                       =========     =========     =========     ===========    =========      ==========
-----------------------------------


                                     FIDELITY
                                     VIP              FIDELITY
                                     HIGH             VIP II
                                     INCOME           ASSET
                                     SERVICE CLASS    MANAGER
                                     SUBACCOUNT       SUBACCOUNT
-----------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income   $       --      $      --
 - Dividends from net realized
   gains on investments                       --             --
 - Mortality and expense guarantees
   -- SVUL I                                  --           (217)
                                      ----------      ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                  --           (217)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                --            (21)
Net change in unrealized
   appreciation or depreciation on
   investments                                --          9,349
                                      ----------      ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                --          9,328
                                      ----------      ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS          $       --      $   9,111
                                      ==========      =========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income      $       --      $   8,457
Dividends from net realized gains
   on investments                             --         10,712
Mortality and expense guarantees:
    SVUL I                                    --         (3,211)
    SVUL                                      --             --
                                      ----------      ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                  --         15,958
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                --            429
Net change in unrealized
   appreciation or depreciation on
   investments                                --         26,389
                                      ----------      ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                --         26,818
                                      ----------      ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS          $       --      $  42,776
                                      ==========      =========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income      $       --      $  17,485
Dividends from net realized gains
   on investments                             --         41,193
Mortality and expense guarantees:
    SVUL I                                    --         (5,161)
    SVUL                                    (101)            --
    SVUL II                                 (596)            --
                                      ----------      ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                (697)        53,517
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                            (2,166)        (2,662)
Net change in unrealized
   appreciation or depreciation on
   investments                           (23,211)       (82,080)
                                      ----------      ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                           (25,377)       (84,742)
                                      ----------      ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS   $  (26,074)     $ (31,225)
                                      ==========      =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Operations (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000

                                                                             FIDELITY VIP III                   JANUS ASPEN
                                       FIDELITY VIP II    FIDELITY VIP II    GROWTH              JANUS ASPEN    SERIES
                                       CONTRAFUND         INVESTMENT         OPPORTUNITIES       SERIES         WORLDWIDE
                                       SERVICE CLASS      GRADE BOND         SERVICE CLASS       BALANCED       GROWTH
                                       SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income     $         --       $         --       $          --      $       --     $        --
 - Dividends from net realized
   gains on investments                           --                 --                  --              --              --
 - Mortality and expense guarantees
   -- SVUL I                                      --               (856)                 --              --              --
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                      --               (856)                 --              --              --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                    --                259                  --              --              --
Net change in unrealized
   appreciation or depreciation on
   investments                                    --              6,838                  --              --              --
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                    --              7,097                  --              --              --
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS            $         --       $      6,241       $          --      $       --     $        --
                                        ============       ============       =============      ==========     ===========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income        $         --       $     33,693       $          --      $   12,578     $         9
Dividends from net realized gains
   on investments                                 --             10,570                  --              --              --
Mortality and expense guarantees:
    SVUL I                                        --            (12,471)                 --              --              --
    SVUL                                      (1,289)                --                (143)         (1,685)         (1,133)
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                  (1,289)            31,792                (143)         10,893          (1,124)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                   150            (12,166)              2,188           9,778          10,312
Net change in unrealized
   appreciation or depreciation on
   investments                                76,811            (49,719)              3,874          84,840         205,233
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                76,961            (61,885)              6,062          94,618         215,545
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS            $     75,672       $    (30,093)      $       5,919      $  105,511     $   214,421
                                        ============       ============       =============      ==========     ===========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income        $      4,121       $    138,489       $       3,146      $  173,599     $    73,386
Dividends from net realized gains
   on investments                            149,580                 --              16,548         145,726         226,172
Mortality and expense guarantees:
    SVUL I                                        --            (15,289)                 --              --              --
    SVUL                                     (14,370)                --              (3,456)        (19,198)        (21,576)
    SVUL II                                   (1,520)                --                (461)         (2,531)         (5,770)
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                 137,811            123,200              15,777         297,596         272,212
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                               (10,028)           (32,461)            (20,216)          5,137         (24,498)
Net change in unrealized
   appreciation or depreciation on
   investments                              (282,377)            98,165            (113,173)       (413,206)     (1,252,940)
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                              (292,405)            65,704            (133,389)       (408,069)     (1,277,438)
                                        ------------       ------------       -------------      ----------     -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS            $   (154,594)      $    188,904       $    (117,612)     $ (110,473)    $(1,005,226)
                                        ============       ============       =============      ==========     ===========
-----------------------------------

                                     JANUS ASPEN
                                     SERIES GLOBAL                  LN
                                     TECHNOLOGY       LN            CAPITAL
                                     SERVICE CLASS    BOND          APPRECIATION
                                     SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
-----------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income   $        --     $      --      $       --
 - Dividends from net realized
   gains on investments                        --            --              --
 - Mortality and expense guarantees
   -- SVUL I                                   --            --              --
                                      -----------     ---------      ----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                   --            --              --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                 --            --              --
Net change in unrealized
   appreciation or depreciation on
   investments                                 --            --              --
                                      -----------     ---------      ----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                 --            --              --
                                      -----------     ---------      ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS          $        --     $      --      $       --
                                      ===========     =========      ==========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income      $        --     $  30,770      $       --
Dividends from net realized gains
   on investments                              --            --              --
Mortality and expense guarantees:
    SVUL I                                     --            --              --
    SVUL                                       --        (1,702)           (499)
                                      -----------     ---------      ----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                   --        29,068            (499)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                 --          (961)          8,084
Net change in unrealized
   appreciation or depreciation on
   investments                                 --       (28,119)         44,431
                                      -----------     ---------      ----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                 --       (29,080)         52,515
                                      -----------     ---------      ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS          $        --     $     (12)     $   52,016
                                      ===========     =========      ==========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income      $    12,649     $ 148,070      $       --
Dividends from net realized gains
   on investments                              --            --          50,237
Mortality and expense guarantees:
    SVUL I                                     --            --              --
    SVUL                                     (184)      (10,824)         (9,082)
    SVUL II                                (2,763)       (1,930)           (605)
                                      -----------     ---------      ----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                9,702       135,316          40,550
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                            (43,922)       (4,444)           (597)
Net change in unrealized
   appreciation or depreciation on
   investments                           (520,667)       60,484        (336,111)
                                      -----------     ---------      ----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                           (564,589)       56,040        (336,708)
                                      -----------     ---------      ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS          $  (554,887)    $ 191,356      $ (296,158)
                                      ===========     =========      ==========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Operations (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000

                                       LN            LN              LN            LN            MFS            MFS
                                       EQUITY-       GLOBAL ASSET    MONEY         SOCIAL        EMERGING       TOTAL
                                       INCOME        ALLOCATION      MARKET        AWARENESS     GROWTH         RETURN
                                       SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income    $      --      $       --     $  37,695     $      --     $        --    $      --
 - Dividends from net realized
   gains on investments                       --              --            --            --              --           --
 - Mortality and expense guarantees
   -- SVUL I                                  --              --        (6,329)           --            (599)        (200)
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                  --              --        31,366            --            (599)        (200)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                --              --            --            --           5,876          103
Net change in unrealized
   appreciation or depreciation on
   investments                                --              --            --            --          99,056        6,369
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                --              --            --            --         104,932        6,472
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           $      --      $       --     $  31,366     $      --     $   104,333    $   6,272
                                       =========      ==========     =========     =========     ===========    =========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income       $     238      $        8     $ 229,922     $     932     $        --    $   7,732
Dividends from net realized gains
   on investments                             --              --            --            --              --       14,339
Mortality and expense guarantees:
    SVUL I                                    --              --       (35,526)           --         (11,719)      (3,905)
    SVUL                                    (202)            (40)       (4,113)         (103)           (986)        (483)
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                  36             (32)      190,283           829         (12,705)      17,683
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                             1,395               1            --         4,360          54,037          319
Net change in unrealized
   appreciation or depreciation on
   investments                             7,515           1,470            --         5,190       1,352,531       (4,094)
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                             8,910           1,471            --         9,550       1,406,568       (3,775)
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS           $   8,946      $    1,439     $ 190,283     $  10,379     $ 1,393,863    $  13,908
                                       =========      ==========     =========     =========     ===========    =========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income       $   2,328      $       --     $ 404,962     $     934     $        --    $  35,171
Dividends from net realized gains
   on investments                         65,284           1,660            --         9,143         263,470       33,866
Mortality and expense guarantees:
    SVUL I                                    --              --       (25,523)           --         (24,181)      (7,510)
    SVUL                                  (1,779)           (250)      (18,645)       (1,011)        (14,834)      (5,140)
    SVUL II                                 (143)            (55)       (9,456)          (66)         (2,648)        (587)
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)              65,690           1,355       351,338         9,000         221,807       55,800
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                            (4,161)          1,209            --         3,559         304,540        3,604
Net change in unrealized
   appreciation or depreciation on
   investments                           (27,675)         (4,281)           --       (23,486)     (1,898,104)     213,473
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                           (31,836)         (3,072)           --       (19,927)     (1,593,564)     217,077
                                       ---------      ----------     ---------     ---------     -----------    ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS           $  33,854      $   (1,717)    $ 351,338     $ (10,927)    $(1,371,757)   $ 272,877
                                       =========      ==========     =========     =========     ===========    =========
-----------------------------------

                                                   NB AMT
                                     MFS           MID-CAP
                                     UTILITIES     GROWTH
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income  $      --     $      --
 - Dividends from net realized
   gains on investments                     --            --
 - Mortality and expense guarantees
   -- SVUL I                              (314)           --
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)              (314)           --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                              43            --
Net change in unrealized
   appreciation or depreciation on
   investments                          11,452            --
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                          11,495            --
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS         $  11,181     $      --
                                     =========     =========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income     $   7,132     $      --
Dividends from net realized gains
   on investments                       35,861            --
Mortality and expense guarantees:
    SVUL I                              (5,351)           --
    SVUL                                  (304)          (54)
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)            37,338           (54)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                           9,255            40
Net change in unrealized
   appreciation or depreciation on
   investments                         209,232        11,917
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                         218,487        11,957
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS         $ 255,825     $  11,903
                                     =========     =========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income     $  16,299     $      --
Dividends from net realized gains
   on investments                      122,866           122
Mortality and expense guarantees:
    SVUL I                             (10,956)           --
    SVUL                                (4,231)       (4,833)
    SVUL II                             (1,360)       (1,131)
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)           122,618        (5,842)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                          50,114       (29,474)
Net change in unrealized
   appreciation or depreciation on
   investments                         (64,231)     (152,324)
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                         (14,117)     (181,798)
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS         $ 108,501     $(187,640)
                                     =========     =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Operations (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000

                                                                                                                     FTVIPT
                                                                                      FTVIPT        FTVIPT           TEMPLETON
                                                     OCC              OCC             TEMPLETON     TEMPLETON        INTERNATIONAL
                                       NB AMT        ACCUMULATION     ACCUMULATION    ASSET         INTERNATIONAL    SECURITIES
                                       PARTNERS      GLOBAL EQUITY    MANAGED         STRATEGY      SECURITIES       CLASS 2
                                       SUBACCOUNT    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income    $      --      $     1,632     $        --     $      --      $        --      $        --
 - Dividends from net realized
   gains on investments                       --            5,620              --            --               --               --
 - Mortality and expense guarantees
   -- SVUL I                                  --             (267)           (122)         (166)            (703)              --
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                  --            6,985            (122)         (166)            (703)              --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                --              280              32           120              402               --
Net change in unrealized
   appreciation or depreciation on
   investments                                --           13,659           4,507        11,550           53,289               --
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                                --           13,939           4,539        11,670           53,691               --
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           $      --      $    20,924     $     4,417     $  11,504      $    52,988      $        --
                                       =========      ===========     ===========     =========      ===========      ===========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income       $      --      $     8,573     $     5,941     $   3,047      $    28,066      $        --
Dividends from net realized gains
   on investments                             --           89,807          13,331        16,954           97,494               --
Mortality and expense guarantees:
    SVUL I                                    --           (3,491)         (5,724)       (1,438)         (13,463)              --
    SVUL                                     (74)              --              --            --               --             (475)
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)                 (74)          94,889          13,548        18,563          112,097             (475)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                                64            3,350             355           977            2,171              690
Net change in unrealized
   appreciation or depreciation on
   investments                             1,746            7,284           7,071        19,172          283,148           31,111
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                             1,810           10,634           7,426        20,149          285,319           31,801
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS           $   1,736      $   105,523     $    20,974     $  38,712      $   397,416      $    31,326
                                       =========      ===========     ===========     =========      ===========      ===========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income       $   1,578      $     6,163     $    14,423     $   7,726      $    58,941      $     8,988
Dividends from net realized gains
   on investments                         33,563           73,977          80,537        51,742          353,388           60,048
Mortality and expense guarantees:
    SVUL I                                    --           (5,742)         (8,434)       (3,658)         (25,262)              --
    SVUL                                  (1,894)              --              --            --               --           (4,988)
    SVUL II                                  (35)              --              --            --               --             (383)
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INVESTMENT INCOME (LOSS)              33,212           74,398          86,526        55,810          387,067           63,665
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                            (4,005)          (1,525)        (23,919)       (1,311)         (13,380)         (18,023)
Net change in unrealized
   appreciation or depreciation on
   investments                           (21,056)         (41,614)         37,400       (58,130)        (457,681)         (49,106)
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                           (25,061)         (43,139)         13,481       (59,441)        (471,061)         (67,129)
                                       ---------      -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS           $   8,151      $    31,259     $   100,007     $  (3,631)     $   (83,994)     $    (3,464)
                                       =========      ===========     ===========     =========      ===========      ===========
-----------------------------------

                                                   FTVIPT
                                     FTVIPT        TEMPLETON
                                     TEMPLETON     GROWTH
                                     GROWTH        SECURITIES
                                     SECURITIES    CLASS 2
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Period From June 18, 1998 to
   December 31, 1998
Net Investment Income (Loss):
 - Dividends from investment income  $      --     $      --
 - Dividends from net realized
   gains on investments                     --            --
 - Mortality and expense guarantees
   -- SVUL I                               (70)           --
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)               (70)           --
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                             124            --
Net change in unrealized
   appreciation or depreciation on
   investments                           1,631            --
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                           1,755            --
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS         $   1,685     $      --
                                     =========     =========
-----------------------------------
Year Ended December 31, 1999
Net Investment Income (Loss):
Dividends from investment income     $   1,084     $      --
Dividends from net realized gains
   on investments                        5,017            --
Mortality and expense guarantees:
    SVUL I                                (874)           --
    SVUL                                    --           (27)
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)             5,227           (27)
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                             875             2
Net change in unrealized
   appreciation or depreciation on
   investments                          25,689         2,457
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                          26,564         2,459
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS         $  31,791     $   2,432
                                     =========     =========
-----------------------------------
Year Ended December 31, 2000
Net Investment Income (Loss):
Dividends from investment income     $   2,544     $     641
Dividends from net realized gains
   on investments                       48,077        15,149
Mortality and expense guarantees:
    SVUL I                              (1,980)           --
    SVUL                                    --          (672)
    SVUL II                                 --          (293)
                                     ---------     ---------
-----------------------------------
NET INVESTMENT INCOME (LOSS)            48,641        14,825
Net Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on
   investments                         (20,506)       (3,694)
Net change in unrealized
   appreciation or depreciation on
   investments                         (10,667)       (7,366)
                                     ---------     ---------
-----------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS                         (31,173)      (11,060)
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS
   RESULTING FROM OPERATIONS         $  17,468     $   3,765
                                     =========     =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Changes in Net Assets
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                                       AIM V.I.        AIM V.I.                     AIM V.I.
                                                       CAPITAL         DIVERSIFIED    AIM V.I.      INTERNATIONAL    AIM V.I.
                                                       APPRECIATION    INCOME         GROWTH        EQUITY           VALUE
                                       COMBINED        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
Changes From Operations:
 - Net investment income (loss)        $    132,984     $    7,065      $  16,142     $   32,359     $        --     $    27,280
 - Net realized gain (loss) on
   investments                               20,588          1,131              5            474              --           2,596
 - Net change in unrealized
   appreciation or depreciation on
   investments                              647,779         44,813        (11,427)        81,846              --          83,876
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                801,351         53,009          4,720        114,679              --         113,752
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 16,601,606        274,025        388,335        530,958              --         615,727
 - Participant withdrawals               (4,569,117)       (21,505)       (22,806)       (51,518)             --         (48,176)
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      12,032,489        252,520        365,529        479,440              --         567,551
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS             12,833,840        305,529        370,249        594,119              --         681,303
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998          12,833,840        305,529        370,249        594,119              --         681,303
-----------------------------------
Changes From Operations:
 - Net investment income (loss)             907,212         24,115         40,951        130,743           4,386          61,775
 - Net realized gain (loss) on
   investments                              270,353         15,800        (17,904)        32,609             528          25,532
 - Net change in unrealized
   appreciation or depreciation on
   investments                            5,704,354        365,138        (55,300)       625,753          31,276         685,386
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS       6,881,919        405,053        (32,253)       789,105          36,190         772,693
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 59,275,780        815,226        497,713      3,707,852         143,720       4,349,013
 - Participant withdrawals              (23,779,827)       (81,998)       (55,562)      (238,920)         (8,941)       (297,522)
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      35,495,953        733,228        442,151      3,468,932         134,779       4,051,491
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS             42,377,872      1,138,281        409,898      4,258,037         170,969       4,824,184
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999          55,211,712      1,443,810        780,147      4,852,156         170,969       5,505,487
-----------------------------------
Changes From Operations:
 - Net investment income (loss)           3,678,526         35,992         36,449        248,047          58,291         386,152
 - Net realized gain (loss) on
   investments                              476,867         67,509        (25,167)        93,864         (15,625)         77,162
 - Net change in unrealized
   appreciation or depreciation on
   investments                          (13,400,999)      (376,248)       (15,576)    (2,697,924)       (219,275)     (2,061,661)
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS      (9,245,606)      (272,747)        (4,294)    (2,356,013)       (176,609)     (1,598,347)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                114,532,025        843,318        223,702      8,239,098       1,204,279       7,707,210
 - Participant withdrawals              (39,100,187)      (196,335)      (296,588)    (1,031,952)       (106,635)     (1,070,110)
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          75,431,838        646,983        (72,886)     7,207,146       1,097,644       6,637,100
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                66,186,232        374,236        (77,180)     4,851,133         921,035       5,038,753
                                       ------------     ----------      ---------     ----------     -----------     -----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000        $121,397,944     $1,818,046      $ 702,967     $9,703,289     $ 1,092,004     $10,544,240
                                       ============     ==========      =========     ==========     ===========     ===========
-----------------------------------


                                     AFIS
                                     GROWTH
                                     CLASS 2
                                     SUBACCOUNT
-----------------------------------
Changes From Operations:
 - Net investment income (loss)      $       --
 - Net realized gain (loss) on
   investments                               --
 - Net change in unrealized
   appreciation or depreciation on
   investments                               --
                                     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                 --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                     --
 - Participant withdrawals                   --
                                     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          --
                                     ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                 --
                                     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998              --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)              --
 - Net realized gain (loss) on
   investments                               --
 - Net change in unrealized
   appreciation or depreciation on
   investments                               --
                                     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS          --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                     --
 - Participant withdrawals                   --
                                     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          --
                                     ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                 --
                                     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999              --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)          (4,863)
 - Net realized gain (loss) on
   investments                           (5,269)
 - Net change in unrealized
   appreciation or depreciation on
   investments                         (184,729)
                                     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    (194,861)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases              3,116,019
 - Participant withdrawals             (204,665)
                                     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       2,911,354
                                     ----------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             2,716,493
                                     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000      $2,716,493
                                     ==========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Changes in Net Assets (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                       AFIS          AFIS              BARON         DEUTSCHE        DEUTSCHE       DEUTSCHE
                                       GROWTH-       GLOBAL SMALL      CAPITAL       VIT             VIT            VIT
                                       INCOME        CAPITALIZATION    ASSET         EAFE            EQUITY 500     SMALL
                                       CLASS 2       CLASS 2           12B1          EQUITY INDEX    INDEX          CAP INDEX
                                       SUBACCOUNT    SUBACCOUNT        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
Changes From Operations:
 - Net investment income (loss)        $       --      $        --     $      --     $        --     $    16,581    $      --
 - Net realized gain (loss) on
   investments                                 --               --            --              --           5,733           --
 - Net change in unrealized
   appreciation or depreciation on
   investments                                 --               --            --              --         103,650           --
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                   --               --            --              --         125,964           --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                       --               --            --              --       1,356,215           --
 - Participant withdrawals                     --               --            --              --         (64,871)          --
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS            --               --            --              --       1,291,344           --
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                   --               --            --              --       1,417,308           --
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998                --               --            --              --       1,417,308           --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)                --               --          (225)          7,509          48,106        3,581
 - Net realized gain (loss) on
   investments                                 --               --         6,139             220          72,816          910
 - Net change in unrealized
   appreciation or depreciation on
   investments                                 --               --        22,579          17,123         981,969        7,446
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS            --               --        28,493          24,852       1,102,891       11,937
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                       --               --       208,725         155,932       7,967,537      163,391
 - Participant withdrawals                     --               --       (14,375)         (7,461)       (490,279)     (68,111)
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS            --               --       194,350         148,471       7,477,258       95,280
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                   --               --       222,843         173,323       8,580,149      107,217
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999                --               --       222,843         173,323       9,997,457      107,217
-----------------------------------
Changes From Operations:
 - Net investment income (loss)            (1,380)            (654)       (1,801)          4,727         (92,484)       1,060
 - Net realized gain (loss) on
   investments                               (519)          (1,359)        3,351          (1,035)         84,482       (1,413)
 - Net change in unrealized
   appreciation or depreciation on
   investments                             40,895          (28,584)       (3,250)        (66,896)     (1,476,899)     (10,160)
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        38,996          (30,597)       (1,700)        (63,204)     (1,484,901)     (10,513)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                1,138,513          502,433       283,971         393,774       7,956,703      668,438
 - Participant withdrawals                (70,683)         (24,626)      (36,987)        (45,244)     (1,439,691)     (60,960)
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         1,067,830          477,807       246,984         348,530       6,517,012      607,478
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               1,106,826          447,210       245,284         285,326       5,032,111      596,965
                                       ----------      -----------     ---------     -----------     -----------    ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000        $1,106,826      $   447,210     $ 468,127     $   458,649     $15,029,568    $ 704,182
                                       ==========      ===========     =========     ===========     ===========    =========
-----------------------------------


                                     DGPF          DGPF
                                     HIGH YIELD    DEVON
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Changes From Operations:
 - Net investment income (loss)      $      --     $      --
 - Net realized gain (loss) on
   investments                              --            --
 - Net change in unrealized
   appreciation or depreciation on
   investments                              --            --
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                --            --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                    --            --
 - Participant withdrawals                  --            --
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS         --            --
                                     ---------     ---------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                --            --
                                     ---------     ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998             --            --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)          1,103           (18)
 - Net realized gain (loss) on
   investments                            (350)           (4)
 - Net change in unrealized
   appreciation or depreciation on
   investments                            (300)          386
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        453           364
-----------------------------------
Change From Unit Transactions:
 - Participant purchases               177,779        32,143
 - Participant withdrawals              (6,221)       (1,031)
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS    171,558        31,112
                                     ---------     ---------
-----------------------------------
TOTAL INCREASE IN NET ASSETS           172,011        31,476
                                     ---------     ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999        172,011        31,476
-----------------------------------
Changes From Operations:
 - Net investment income (loss)          4,540            22
 - Net realized gain (loss) on
   investments                          (4,896)         (289)
 - Net change in unrealized
   appreciation or depreciation on
   investments                         (38,978)       (7,071)
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    (39,334)       (7,338)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases               150,858        42,927
 - Participant withdrawals             (24,168)       (6,109)
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        126,690        36,818
                                     ---------     ---------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               87,356        29,480
                                     ---------     ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000      $ 259,367     $  60,956
                                     =========     =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Changes in Net Assets (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                                                                                FIDELITY      FIDELITY
                                       DGPF          DGPF                                       VIP           VIP
                                       EMERGING      SMALL         DGPF          DGPF           EQUITY-       GROWTH
                                       MARKETS       CAP VALUE     REIT          TREND          INCOME        SERVICE CLASS
                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
Changes From Operations:
 - Net investment income (loss)        $    (250)    $     (396)   $      --     $      (258)   $     (643)    $       --
 - Net realized gain (loss) on
   investments                               (11)           344           --            (131)        3,229             --
 - Net change in unrealized
   appreciation or depreciation on
   investments                             7,148         38,453           --          30,649        51,071             --
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS               6,887         38,401           --          30,260        53,657             --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 139,569        270,284           --         359,010       647,390             --
 - Participant withdrawals               (12,021)       (16,136)          --         (12,328)      (33,532)            --
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      127,548        254,148           --         346,682       613,858             --
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS             134,435        292,549           --         376,942       667,515             --
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998          134,435        292,549           --         376,942       667,515             --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)            1,829            986           (8)         (6,564)       27,161             --
 - Net realized gain (loss) on
   investments                             2,183          1,695           (2)         29,968         4,508             --
 - Net change in unrealized
   appreciation or depreciation on
   investments                            74,521        (25,551)          18         646,621         2,110             --
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS       78,533        (22,870)           8         670,025        33,779             --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                  90,190        949,742        4,509       1,479,071     1,583,764             --
 - Participant withdrawals               (10,745)       (67,363)        (412)        (75,971)     (153,328)            --
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       79,445        882,379        4,097       1,403,100     1,430,436             --
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS             157,978        859,509        4,105       2,073,125     1,464,215             --
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999          292,413      1,152,058        4,105       2,450,067     2,131,730             --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)            2,659         22,375           (4)        145,540       163,742           (778)
 - Net realized gain (loss) on
   investments                             7,675         10,754          427          98,513       (13,578)        (4,891)
 - Net change in unrealized
   appreciation or depreciation on
   investments                          (119,551)       309,757        6,339      (1,050,515)       59,449        (30,158)
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     (109,217)       342,886        6,762        (806,462)      209,613        (35,827)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 402,788      1,327,730      111,478       4,714,153       647,749      1,157,033
 - Participant withdrawals              (174,501)      (255,393)      (7,947)       (464,999)     (293,222)       (60,256)
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          228,287      1,072,337      103,531       4,249,154       354,527      1,096,777
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                119,070      1,415,223      110,293       3,442,692       564,140      1,060,950
                                       ---------     ----------    ---------     -----------    ----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000        $ 411,483     $2,567,281    $ 114,398     $ 5,892,759    $2,695,870     $1,060,950
                                       =========     ==========    =========     ===========    ==========     ==========
-----------------------------------


                                     FIDELITY
                                     VIP              FIDELITY
                                     HIGH             VIP II
                                     INCOME           ASSET
                                     SERVICE CLASS    MANAGER
                                     SUBACCOUNT       SUBACCOUNT
-----------------------------------
Changes From Operations:
 - Net investment income (loss)       $       --      $    (217)
 - Net realized gain (loss) on
   investments                                --            (21)
 - Net change in unrealized
   appreciation or depreciation on
   investments                                --          9,349
                                      ----------      ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                  --          9,111
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                      --        234,377
 - Participant withdrawals                    --         (6,369)
                                      ----------      ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS           --        228,008
                                      ----------      ---------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                  --        237,119
                                      ----------      ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998               --        237,119
-----------------------------------
Changes From Operations:
 - Net investment income (loss)               --         15,958
 - Net realized gain (loss) on
   investments                                --            429
 - Net change in unrealized
   appreciation or depreciation on
   investments                                --         26,389
                                      ----------      ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS           --         42,776
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                      --        289,746
 - Participant withdrawals                    --        (34,860)
                                      ----------      ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS           --        254,886
                                      ----------      ---------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                  --        297,662
                                      ----------      ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999               --        534,781
-----------------------------------
Changes From Operations:
 - Net investment income (loss)             (697)        53,517
 - Net realized gain (loss) on
   investments                            (2,166)        (2,662)
 - Net change in unrealized
   appreciation or depreciation on
   investments                           (23,211)       (82,080)
                                      ----------      ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS      (26,074)       (31,225)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 644,227        226,493
 - Participant withdrawals               (38,857)       (40,195)
                                      ----------      ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          605,370        186,298
                                      ----------      ---------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                579,296        155,073
                                      ----------      ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000       $  579,296      $ 689,854
                                      ==========      =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Changes in Net Assets (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                                                                                                    JANUS
                                                                      FIDELITY                       JANUS          ASPEN
                                       FIDELITY         FIDELITY      VIP III          JANUS         ASPEN          SERIES
                                       VIP II           VIP II        GROWTH           ASPEN         SERIES         GLOBAL
                                       CONTRAFUND       INVESTMENT    OPPORTUNITIES    SERIES        WORLDWIDE      TECHNOLOGY
                                       SERVICE CLASS    GRADE BOND    SERVICE CLASS    BALANCED      GROWTH         SERVICE CLASS
                                       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Changes From Operations:
 - Net investment income (loss)         $       --      $     (856)    $        --     $       --    $        --     $       --
 - Net realized gain (loss) on
   investments                                  --             259              --             --             --             --
 - Net change in unrealized
   appreciation or depreciation on
   investments                                  --           6,838              --             --             --             --
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                    --           6,241              --             --             --             --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                        --         797,504              --             --             --             --
 - Participant withdrawals                      --         (35,597)             --             --             --             --
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             --         761,907              --             --             --             --
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                    --         768,148              --             --             --             --
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998                 --         768,148              --             --             --             --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)             (1,289)         31,792            (143)        10,893         (1,124)            --
 - Net realized gain (loss) on
   investments                                 150         (12,166)          2,188          9,778         10,312             --
 - Net change in unrealized
   appreciation or depreciation on
   investments                              76,811         (49,719)          3,874         84,840        205,233             --
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS         75,672         (30,093)          5,919        105,511        214,421             --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                   803,479       1,474,805         227,211      1,156,698      1,168,743             --
 - Participant withdrawals                 (37,436)       (109,104)        (12,891)       (54,070)       (48,608)            --
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        766,043       1,365,701         214,320      1,102,628      1,120,135             --
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS               841,715       1,335,608         220,239      1,208,139      1,334,556             --
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999            841,715       2,103,756         220,239      1,208,139      1,334,556             --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)            137,811         123,200          15,777        297,596        272,212          9,702
 - Net realized gain (loss) on
   investments                             (10,028)        (32,461)        (20,216)         5,137        (24,498)       (43,922)
 - Net change in unrealized
   appreciation or depreciation on
   investments                            (282,377)         98,165        (113,173)      (413,206)    (1,252,940)      (520,667)
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS       (154,594)        188,904        (117,612)      (110,473)    (1,005,226)      (554,887)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 3,276,279         378,784         871,056      4,353,520      6,211,267      2,707,630
 - Participant withdrawals                (326,553)       (637,815)       (118,415)      (394,168)      (585,889)       (66,648)
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          2,949,726        (259,031)        752,641      3,959,352      5,625,378      2,640,982
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                2,795,132         (70,127)        635,029      3,848,879      4,620,152      2,086,095
                                        ----------      ----------     -----------     ----------    -----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000         $3,636,847      $2,033,629     $   855,268     $5,057,018    $ 5,954,708     $2,086,095
                                        ==========      ==========     ===========     ==========    ===========     ==========
-----------------------------------


                                                   LN
                                     LN            CAPITAL
                                     BOND          APPRECIATION
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Changes From Operations:
 - Net investment income (loss)      $       --     $       --
 - Net realized gain (loss) on
   investments                               --             --
 - Net change in unrealized
   appreciation or depreciation on
   investments                               --             --
                                     ----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                 --             --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                     --             --
 - Participant withdrawals                   --             --
                                     ----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          --             --
                                     ----------     ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                 --             --
                                     ----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998              --             --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)          29,068           (499)
 - Net realized gain (loss) on
   investments                             (961)         8,084
 - Net change in unrealized
   appreciation or depreciation on
   investments                          (28,119)        44,431
                                     ----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS         (12)        52,016
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                833,214        500,709
 - Participant withdrawals              (33,260)       (27,665)
                                     ----------     ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS     799,954        473,044
                                     ----------     ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS            799,942        525,060
                                     ----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999         799,942        525,060
-----------------------------------
Changes From Operations:
 - Net investment income (loss)         135,316         40,550
 - Net realized gain (loss) on
   investments                           (4,444)          (597)
 - Net change in unrealized
   appreciation or depreciation on
   investments                           60,484       (336,111)
                                     ----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     191,356       (296,158)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases              2,412,806      1,486,879
 - Participant withdrawals             (244,392)      (154,328)
                                     ----------     ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       2,168,414      1,332,551
                                     ----------     ----------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             2,359,770      1,036,393
                                     ----------     ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000      $3,159,712     $1,561,453
                                     ==========     ==========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Changes in Net Assets (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                                     LN
                                       LN            GLOBAL        LN              LN            MFS           MFS
                                       EQUITY-       ASSET         MONEY           SOCIAL        EMERGING      TOTAL
                                       INCOME        ALLOCATION    MARKET          AWARENESS     GROWTH        RETURN
                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Changes From Operations:
 - Net investment income (loss)        $      --     $      --     $     31,366    $      --     $     (599)   $     (200)
 - Net realized gain (loss) on
   investments                                --            --               --           --          5,876           103
 - Net change in unrealized
   appreciation or depreciation on
   investments                                --            --               --           --         99,056         6,369
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                  --            --           31,366           --        104,333         6,272
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                      --            --        9,020,245           --        449,620       142,732
 - Participant withdrawals                    --            --       (4,135,288)          --        (31,756)       (8,826)
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS           --            --        4,884,957           --        417,864       133,906
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                  --            --        4,916,323           --        522,197       140,178
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998               --            --        4,916,323           --        522,197       140,178
-----------------------------------
Changes From Operations:
 - Net investment income (loss)               36           (32)         190,283          829        (12,705)       17,683
 - Net realized gain (loss) on
   investments                             1,395             1               --        4,360         54,037           319
 - Net change in unrealized
   appreciation or depreciation on
   investments                             7,515         1,470               --        5,190      1,352,531        (4,094)
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        8,946         1,439          190,283       10,379      1,393,863        13,908
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 160,167        37,764       21,708,528      202,020      2,320,043     1,127,962
 - Participant withdrawals                (7,966)         (212)     (21,081,024)    (110,803)      (159,802)      (82,006)
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      152,201        37,552          627,504       91,217      2,160,241     1,045,956
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS             161,147        38,991          817,787      101,596      3,554,104     1,059,864
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999          161,147        38,991        5,734,110      101,596      4,076,301     1,200,042
-----------------------------------
Changes From Operations:
 - Net investment income (loss)           65,690         1,355          351,338        9,000        221,807        55,800
 - Net realized gain (loss) on
   investments                            (4,161)        1,209               --        3,559        304,540         3,604
 - Net change in unrealized
   appreciation or depreciation on
   investments                           (27,675)       (4,281)              --      (23,486)    (1,898,104)      213,473
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS       33,854        (1,717)         351,338      (10,927)    (1,371,757)      272,877
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 401,224        42,394       37,350,148       62,114      4,544,057     1,450,990
 - Participant withdrawals               (43,270)       (9,936)     (28,120,613)     (13,773)      (900,823)     (209,116)
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          357,954        32,458        9,229,535       48,341      3,643,234     1,241,874
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                391,808        30,741        9,580,873       37,414      2,271,477     1,514,751
                                       ---------     ---------     ------------    ---------     ----------    ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000        $ 552,955     $  69,732     $ 15,314,983    $ 139,010     $6,347,778    $2,714,793
                                       =========     =========     ============    =========     ==========    ==========
-----------------------------------


                                                   NB AMT
                                     MFS           MID-CAP
                                     UTILITIES     GROWTH
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Changes From Operations:
 - Net investment income (loss)      $     (314)   $       --
 - Net realized gain (loss) on
   investments                               43            --
 - Net change in unrealized
   appreciation or depreciation on
   investments                           11,452            --
                                     ----------    ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS             11,181            --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                220,459            --
 - Participant withdrawals              (11,394)           --
                                     ----------    ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS     209,065            --
                                     ----------    ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS            220,246            --
                                     ----------    ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998         220,246            --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)          37,338           (54)
 - Net realized gain (loss) on
   investments                            9,255            40
 - Net change in unrealized
   appreciation or depreciation on
   investments                          209,232        11,917
                                     ----------    ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     255,825        11,903
-----------------------------------
Change From Unit Transactions:
 - Participant purchases              1,005,547       103,175
 - Participant withdrawals             (113,612)       (3,777)
                                     ----------    ----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS     891,935        99,398
                                     ----------    ----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS          1,147,760       111,301
                                     ----------    ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999       1,368,006       111,301
-----------------------------------
Changes From Operations:
 - Net investment income (loss)         122,618        (5,842)
 - Net realized gain (loss) on
   investments                           50,114       (29,474)
 - Net change in unrealized
   appreciation or depreciation on
   investments                          (64,231)     (152,324)
                                     ----------    ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     108,501      (187,640)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases              2,106,984     1,829,347
 - Participant withdrawals             (229,284)     (161,935)
                                     ----------    ----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       1,877,700     1,667,412
                                     ----------    ----------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             1,986,201     1,479,772
                                     ----------    ----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000      $3,354,207    $1,591,073
                                     ==========    ==========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Statements of Changes in Net Assets (continued)
Period from June 18, 1998 (inception) to December 31, 1998 and the Years Ended December 31, 1999 and 2000.

                                                                                                                    FTVIPT
                                                     OCC                             FTVIPT        FTVIPT           TEMPLETON
                                                     ACCUMULATION    OCC             TEMPLETON     TEMPLETON        INTERNATIONAL
                                       NB AMT        GLOBAL          ACCUMULATION    ASSET         INTERNATIONAL    SECURITIES
                                       PARTNERS      EQUITY          MANAGED         STRATEGY      SECURITIES       CLASS 2
                                       SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Changes From Operations:
 - Net investment income (loss)        $      --     $     6,985     $      (122)    $    (166)     $      (703)     $        --
 - Net realized gain (loss) on
   investments                                --             280              32           120              402               --
 - Net change in unrealized
   appreciation or depreciation on
   investments                                --          13,659           4,507        11,550           53,289               --
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                  --          20,924           4,417        11,504           52,988               --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                      --         140,963         104,839        90,655          779,469               --
 - Participant withdrawals                    --         (13,510)         (7,476)       (1,916)         (30,242)              --
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS           --         127,453          97,363        88,739          749,227               --
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS                  --         148,377         101,780       100,243          802,215               --
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998               --         148,377         101,780       100,243          802,215               --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)              (74)         94,889          13,548        18,563          112,097             (475)
 - Net realized gain (loss) on
   investments                                64           3,350             355           977            2,171              690
 - Net change in unrealized
   appreciation or depreciation on
   investments                             1,746           7,284           7,071        19,172          283,148           31,111
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        1,736         105,523          20,974        38,712          397,416           31,326
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                  62,239         430,399         966,244       184,054        1,639,823          365,049
 - Participant withdrawals                (4,017)        (30,976)        (51,041)      (28,408)        (129,805)         (18,857)
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       58,222         399,423         915,203       155,646        1,510,018          346,192
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
TOTAL INCREASE IN NET ASSETS              59,958         504,946         936,177       194,358        1,907,434          377,518
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999           59,958         653,323       1,037,957       294,601        2,709,649          377,518
-----------------------------------
Changes From Operations:
 - Net investment income (loss)           33,212          74,398          86,526        55,810          387,067           63,665
 - Net realized gain (loss) on
   investments                            (4,005)         (1,525)        (23,919)       (1,311)         (13,380)         (18,023)
 - Net change in unrealized
   appreciation or depreciation on
   investments                           (21,056)        (41,614)         37,400       (58,130)        (457,681)         (49,106)
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        8,151          31,259         100,007        (3,631)         (83,994)          (3,464)
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                 320,734         182,046         134,087       451,446        1,065,130          859,910
 - Participant withdrawals               (21,733)       (155,031)        (80,660)      (40,446)        (385,048)         (97,512)
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          299,001          27,015          53,427       411,000          680,082          762,398
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                307,152          58,274         153,434       407,369          596,088          758,934
                                       ---------     -----------     -----------     ---------      -----------      -----------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000        $ 367,110     $   711,597     $ 1,191,391     $ 701,970      $ 3,305,737      $ 1,136,452
                                       =========     ===========     ===========     =========      ===========      ===========
-----------------------------------

                                                   FTVIPT
                                     FTVIPT        TEMPLETON
                                     TEMPLETON     GROWTH
                                     GROWTH        SECURITIES
                                     SECURITIES    CLASS 2
                                     SUBACCOUNT    SUBACCOUNT
-----------------------------------
Changes From Operations:
 - Net investment income (loss)      $     (70)    $      --
 - Net realized gain (loss) on
   investments                             124            --
 - Net change in unrealized
   appreciation or depreciation on
   investments                           1,631            --
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS             1,685            --
-----------------------------------
Change From Unit Transactions:
 - Participant purchases                39,230            --
 - Participant withdrawals              (3,850)           --
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS     35,380            --
                                     ---------     ---------
-----------------------------------
TOTAL INCREASE IN NET ASSETS            37,065            --
                                     ---------     ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1998         37,065            --
-----------------------------------
Changes From Operations:
 - Net investment income (loss)          5,227           (27)
 - Net realized gain (loss) on
   investments                             875             2
 - Net change in unrealized
   appreciation or depreciation on
   investments                          25,689         2,457
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     31,791         2,432
-----------------------------------
Change From Unit Transactions:
 - Participant purchases               126,161        55,693
 - Participant withdrawals             (19,687)       (1,700)
                                     ---------     ---------
-----------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS    106,474        53,993
                                     ---------     ---------
-----------------------------------
TOTAL INCREASE IN NET ASSETS           138,265        56,425
                                     ---------     ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 1999        175,330        56,425
-----------------------------------
Changes From Operations:
 - Net investment income (loss)         48,641        14,825
 - Net realized gain (loss) on
   investments                         (20,506)       (3,694)
 - Net change in unrealized
   appreciation or depreciation on
   investments                         (10,667)       (7,366)
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     17,468         3,765
-----------------------------------
Change From Unit Transactions:
 - Participant purchases               137,542       192,757
 - Participant withdrawals             (34,534)     (118,142)
                                     ---------     ---------
-----------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        103,008        74,615
                                     ---------     ---------
-----------------------------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              120,476        78,380
                                     ---------     ---------
-----------------------------------
NET ASSETS AT DECEMBER 31, 2000      $ 295,806     $ 134,805
                                     =========     =========
-----------------------------------

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements

1. Accounting policies and variable account information
   THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of Lincoln Life. The Variable Account consists of three products which are listed below.

     -  SVUL I

     -  SVUL

     -  SVUL II

   The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company.

   BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United Sates for unit investment trusts.

   INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of forty six mutual funds (the Funds) of fourteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

   AIM Variable Insurance Funds, Inc.:
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Growth Fund
     AIM V.I. International Equity Fund
     AIM V.I. Value Fund

   American Funds Insurance Series (AFIS):
     AFIS Growth Class 2 Fund
     AFIS Growth-Income Class 2 Fund
     AFIS Global Small Capitalization Class 2 Fund

   Baron Capital Funds Trust:
     Baron Capital Asset 12b1 Fund

   Deutsche Asset Management VIT Funds Trust (Deutsche):
     Deutsche VIT EAFE Equity Index Fund
     Deutsche VIT Equity 500 Index Fund
     Deutsche VIT Small Cap Index Fund

   Delaware Group Premium Fund (DGPF):
     DGPF High Yield Series
     DGPF Devon Series
     DGPF Emerging Markets Series
     DGPF Small Cap Value Series
     DGPF REIT Series
     DGPF Trend Series

   Fidelity Variable Insurance Products Fund:
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP High Income Service Class Portfolio

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)

   Fidelity Variable Insurance Products Fund II:
     Fidelity VIP II Asset Manager Portfolio
     Fidelity VIP II Contrafund Service Class Portfolio
     Fidelity VIP II Investment Grade Bond Portfolio

   Fidelity Variable Insurance Products Fund III:
     Fidelity VIP III Growth Opportunities Service Class Portfolio

   Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Worldwide Growth Portfolio
     Janus Aspen Series Global Technology Service Class Portfolio

   Lincoln National (LN):
     LN Bond Fund, Inc.
     LN Capital Appreciation Fund, Inc.
     LN Equity-Income Fund, Inc.
     LN Global Asset Allocation Fund, Inc.
     LN Money Market Fund, Inc.
     LN Social Awareness Fund, Inc.

   MFS Variable Insurance Trust:
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

   Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio
     NB AMT Partners Portfolio

   OCC Accumulation Trust:
     OCC Accumulation Global Equity Portfolio
     OCC Accumulation Managed Portfolio

   Franklin Templeton Variable Insurance Products Trust:
     FTVIPT Templeton Asset Strategy Fund
     FTVIPT Templeton International Securities Fund
     FTVIPT Templeton International Securities Class 2 Fund
     FTVIPT Templeton Growth Securities Fund
     FTVIPT Templeton Growth Securities Class 2 Fund

   Investments in the Funds are stated at the closing net asset value per share on December 31, 2000, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

   Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

   DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

   FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)

2. Mortality and expense guarantees & other transactions with affiliate
   Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The current rate of deduction, stated as an annual percentage, is .80%. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations.

   Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load of 8% of each premium payment to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. The premium loads for the years ended December 31, 2000 and 1999 and for the period ended December 31, 1998 amounted to $6,552,569, $2,728,737 and $886,635, respectively.

   The Company charges a monthly administrative fee of $12.50 in the first policy year and $5 in subsequent policy years. In addition, there is a monthly charge of $0.09 per $1,000 of specified amount for the first twenty years of the policy and for the first twenty years following an increase in specified amount. If the no lapse provision is in effect there will also be a monthly charge of $0.01 per $1,000 of specified amount for the SVUL I and SVUL products. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 to $4,039,636, $1,309,450 and $188,856,
   respectively.

   The Company assumes responsibility for providing the insurance benefit included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately for the value of each variable subaccount and/or fixed account funding options. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charges for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 amounted to $1,078,339, $245,689 and $19,118, respectively.

   Under certain circumstances, the Company reserves the right to charge a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the years ended Decmeber 31, 2000 and 1999 and the period ended December 31, 1998, no transfer fees were deducted from the variable subaccounts.

   The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender assess, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges or partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the year ended December 31, 1999 were $2,725. No such charges were paid in 1998 or 2000.

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)

3. Net Assets (Unaudited)

   The following is a summary of net assets owned at December 31, 2000.

                                                         AIM V.I.          AIM V.I.                          AIM V.I.
                                                         CAPITAL           DIVERSIFIED      AIM V.I.         INTERNATIONAL
                                                         APPRECIATION      INCOME           GROWTH           EQUITY
                                       COMBINED          SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
Unit Transactions:
   Accumulation units                  $122,960,280       $1,632,731        $ 734,794       $11,155,518       $ 1,232,423
Accumulated net investment income
   (loss)                                 4,718,722           67,172           93,542           411,149            62,677
Accumulated net realized gain
   (loss) on investments                    767,808           84,440          (43,066)          126,947           (15,097)
Net unrealized appreciation
   (depreciation) on investments         (7,048,866)          33,703          (82,303)       (1,990,325)         (187,999)
                                       ------------       ----------        ---------       -----------       -----------
-----------------------------------
                                       $121,397,944       $1,818,046        $ 702,967       $ 9,703,289       $ 1,092,004
                                       ============       ==========        =========       ===========       ===========

                                                                      AFIS
                                                      AFIS            GROWTH-
                                     AIM V.I.         GROWTH          INCOME
                                     VALUE            CLASS 2         CLASS 2
                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-----------------------------------
Unit Transactions:
   Accumulation units                $11,256,142      $2,911,354      $1,067,830
Accumulated net investment income
   (loss)                                475,207          (4,863)         (1,380)
Accumulated net realized gain
   (loss) on investments                 105,290          (5,269)           (519)
Net unrealized appreciation
   (depreciation) on investments      (1,292,399)       (184,729)         40,895
                                     -----------      ----------      ----------
-----------------------------------
                                     $10,544,240      $2,716,493      $1,106,826
                                     ===========      ==========      ==========

                                       AFIS                BARON           DEUTSCHE          DEUTSCHE         DEUTSCHE
                                       GLOBAL SMALL        CAPITAL         VIT               VIT              VIT
                                       CAPITALIZATION      ASSET           EAFE              EQUITY 500       SMALL CAP
                                       CLASS 2             12B1            EQUITY INDEX      INDEX            INDEX
                                       SUBACCOUNT          SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
Unit Transactions:
   Accumulation units                    $   477,807       $ 441,334       $   497,001       $15,285,614      $ 702,758
Accumulated net investment income
   (loss)                                       (654)         (2,026)           12,236           (27,797)         4,641
Accumulated net realized gain
   (loss) on investments                      (1,359)          9,490              (815)          163,031           (503)
Net unrealized appreciation
   (depreciation) on investments             (28,584)         19,329           (49,773)         (391,280)        (2,714)
                                         -----------       ---------       -----------       -----------      ---------
-----------------------------------
                                         $   447,210       $ 468,127       $   458,649       $15,029,568      $ 704,182
                                         ===========       =========       ===========       ===========      =========


                                                                     DGPF
                                     DGPF            DGPF            EMERGING
                                     HIGH YIELD      DEVON           MARKETS
                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-----------------------------------
Unit Transactions:
   Accumulation units                $ 298,248       $  67,930       $ 435,280
Accumulated net investment income
   (loss)                                5,643               4           4,238
Accumulated net realized gain
   (loss) on investments                (5,246)           (293)          9,847
Net unrealized appreciation
   (depreciation) on investments       (39,278)         (6,685)        (37,882)
                                     ---------       ---------       ---------
-----------------------------------
                                     $ 259,367       $  60,956       $ 411,483
                                     =========       =========       =========

                                                                                          FIDELITY        FIDELITY
                                         DGPF                                             VIP             VIP
                                         SMALL CAP       DGPF            DGPF             EQUITY-         GROWTH
                                         VALUE           REIT            TREND            INCOME          SERVICE CLASS
                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
Unit Transactions:
   Accumulation units                    $2,208,864      $ 107,628       $ 5,998,936      $2,398,821       $1,096,777
Accumulated net investment income
   (loss)                                    22,965            (12)          138,718         190,260             (778)
Accumulated net realized gain
   (loss) on investments                     12,793            425           128,350          (5,841)          (4,891)
Net unrealized appreciation
   (depreciation) on investments            322,659          6,357          (373,245)        112,630          (30,158)
                                         ----------      ---------       -----------      ----------       ----------
-----------------------------------
                                         $2,567,281      $ 114,398       $ 5,892,759      $2,695,870       $1,060,950
                                         ==========      =========       ===========      ==========       ==========

                                     FIDELITY
                                     VIP                FIDELITY        FIDELITY
                                     HIGH               VIP II          VIP II
                                     INCOME             ASSET           CONTRAFUND
                                     SERVICE CLASS      MANAGER         SERVICE CLASS
                                     SUBACCOUNT         SUBACCOUNT      SUBACCOUNT
-----------------------------------
Unit Transactions:
   Accumulation units                 $  605,370        $ 669,192        $3,715,769
Accumulated net investment income
   (loss)                                   (697)          69,258           136,522
Accumulated net realized gain
   (loss) on investments                  (2,166)          (2,254)           (9,878)
Net unrealized appreciation
   (depreciation) on investments         (23,211)         (46,342)         (205,566)
                                      ----------        ---------        ----------
-----------------------------------
                                      $  579,296        $ 689,854        $3,636,847
                                      ==========        =========        ==========

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)

                                                                                                              JANUS
                                                         FIDELITY                            JANUS            ASPEN
                                         FIDELITY        VIP III            JANUS            ASPEN            SERIES
                                         VIP II          GROWTH             ASPEN            SERIES           GLOBAL
                                         INVESTMENT      OPPORTUNITIES      SERIES           WORLDWIDE        TECHNOLOGY
                                         GRADE BOND      SERVICE CLASS      BALANCED         GROWTH           SERVICE CLASS
                                         SUBACCOUNT      SUBACCOUNT         SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
Unit Transactions:
   Accumulation units                    $1,868,577       $   966,961       $ 5,061,980      $ 6,745,513       $2,640,982
Accumulated net investment income
   (loss)                                   154,136            15,634           308,489          271,088            9,702
Accumulated net realized gain
   (loss) on investments                    (44,368)          (18,028)           14,915          (14,186)         (43,922)
Net unrealized appreciation
   (depreciation) on investments             55,284          (109,299)         (328,366)      (1,047,707)        (520,667)
                                         ----------       -----------       -----------      -----------       ----------
-----------------------------------
                                         $2,033,629       $   855,268       $ 5,057,018      $ 5,954,708       $2,086,095
                                         ==========       ===========       ===========      ===========       ==========


                                                     LN                LN
                                     LN              CAPITAL           EQUITY-
                                     BOND            APPRECIATION      INCOME
                                     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
-----------------------------------
Unit Transactions:
   Accumulation units                $2,968,368      $ 1,805,595       $ 510,155
Accumulated net investment income
   (loss)                               164,384           40,051          65,726
Accumulated net realized gain
   (loss) on investments                 (5,405)           7,487          (2,766)
Net unrealized appreciation
   (depreciation) on investments         32,365         (291,680)        (20,160)
                                     ----------      -----------       ---------
-----------------------------------
                                     $3,159,712      $ 1,561,453       $ 552,955
                                     ==========      ===========       =========

                                         LN
                                         GLOBAL          LN               LN              MFS             MFS
                                         ASSET           MONEY            SOCIAL          EMERGING        TOTAL
                                         ALLOCATION      MARKET           AWARENESS       GROWTH          RETURN
                                         SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
Unit Transactions:
   Accumulation units                    $  70,010       $14,741,996      $ 139,558       $6,221,339      $2,421,736
Accumulated net investment income
   (loss)                                    1,323           572,987          9,829          208,503          73,283
Accumulated net realized gain
   (loss) on investments                     1,210                --          7,919          364,453           4,026
Net unrealized appreciation
   (depreciation) on investments            (2,811)               --        (18,296)        (446,517)        215,748
                                         ---------       -----------      ---------       ----------      ----------
-----------------------------------
                                         $  69,732       $15,314,983      $ 139,010       $6,347,778      $2,714,793
                                         =========       ===========      =========       ==========      ==========


                                                     NB AMT
                                     MFS             MID-CAP         NB AMT
                                     UTILITIES       GROWTH          PARTNERS
                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-----------------------------------
Unit Transactions:
   Accumulation units                $2,978,700      $1,766,810      $ 357,223
Accumulated net investment income
   (loss)                               159,642          (5,896)        33,138
Accumulated net realized gain
   (loss) on investments                 59,412         (29,434)        (3,941)
Net unrealized appreciation
   (depreciation) on investments        156,453        (140,407)       (19,310)
                                     ----------      ----------      ---------
-----------------------------------
                                     $3,354,207      $1,591,073      $ 367,110
                                     ==========      ==========      =========

                                                                                                                FTVIPT
                                         OCC                                 FTVIPT          FTVIPT             TEMPLETON
                                         ACCUMULATION      OCC               TEMPLETON       TEMPLETON          INTERNATIONAL
                                         GLOBAL            ACCUMULATION      ASSET           INTERNATIONAL      SECURITIES
                                         EQUITY            MANAGED           STRATEGY        SECURITIES         CLASS 2
                                         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
Unit Transactions:
   Accumulation units                    $   553,891       $ 1,065,993       $ 655,385        $ 2,939,327        $ 1,108,590
Accumulated net investment income
   (loss)                                    176,272            99,952          74,207            498,461             63,190
Accumulated net realized gain
   (loss) on investments                       2,105           (23,532)           (214)           (10,807)           (17,333)
Net unrealized appreciation
   (depreciation) on investments             (20,671)           48,978         (27,408)          (121,244)           (17,995)
                                         -----------       -----------       ---------        -----------        -----------
-----------------------------------
                                         $   711,597       $ 1,191,391       $ 701,970        $ 3,305,737        $ 1,136,452
                                         ===========       ===========       =========        ===========        ===========

                                                     FTVIPT
                                     FTVIPT          TEMPLETON
                                     TEMPLETON       GROWTH
                                     GROWTH          SECURITIES
                                     SECURITIES      CLASS 2
                                     SUBACCOUNT      SUBACCOUNT
-----------------------------------
Unit Transactions:
   Accumulation units                $ 244,862       $ 128,608
Accumulated net investment income
   (loss)                               53,798          14,798
Accumulated net realized gain
   (loss) on investments               (19,507)         (3,692)
Net unrealized appreciation
   (depreciation) on investments        16,653          (4,909)
                                     ---------       ---------
-----------------------------------
                                     $ 295,806       $ 134,805
                                     =========       =========

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
4. Purchases and sales of investments

   The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2000.

                                                                AGGREGATE       AGGREGATE
                                                                COST OF         PROCEEDS
                                                                PURCHASES       FROM SALES
-------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                              $    936,889    $   253,823
------------------------------------------------------------
AIM V.I. Diversified Income Fund                                     307,176        343,584
------------------------------------------------------------
AIM V.I. Growth Fund                                               8,397,990        942,242
------------------------------------------------------------
AIM V.I. International Equity Fund                                 1,338,148        182,148
------------------------------------------------------------
AIM V.I. Value Fund                                                8,499,261      1,475,434
------------------------------------------------------------
AFIS Growth Class 2 Fund                                           3,141,971        235,301
------------------------------------------------------------
AFIS Growth-Income Class 2 Fund                                    1,258,540        192,017
------------------------------------------------------------
AFIS Global Small Capitlization Class 2 Fund                         547,497         70,315
------------------------------------------------------------
Baron Capital Asset 12b1 Fund                                        313,092         67,882
------------------------------------------------------------
Deutsche VIT EAFE Equity Index Fund                                  386,638         33,355
------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                                 8,901,841      2,476,529
------------------------------------------------------------
Deutsche VIT Small Cap Index Fund                                  1,055,747        447,164
------------------------------------------------------------
DGPF High Yield Series                                               184,294         52,686
------------------------------------------------------------
DGPF Devon Series                                                     48,297         11,454
------------------------------------------------------------
DGPF Emerging Markets Series                                         434,339        203,373
------------------------------------------------------------
DGPF Small Cap Value Series                                        1,627,857        532,998
------------------------------------------------------------
DGPF REIT Series                                                     109,988          6,453
------------------------------------------------------------
DGPF Trend Series                                                  5,366,261        971,221
------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                                 968,468        450,066
------------------------------------------------------------
Fidelity VIP Growth Service Class Portfolio                        1,271,194        175,125
------------------------------------------------------------
Fidelity VIP High Income Service Class Portfolio                     708,697        103,987
------------------------------------------------------------
Fidelity VIP II Asset Manager Portfolio                              307,590         67,741
------------------------------------------------------------
Fidelity VIP II Contrafund Service Class Portfolio                 3,297,172        209,413
------------------------------------------------------------
Fidelity VIP II Investment Grade Bond Portfolio                      604,312        740,055
------------------------------------------------------------
Fidelity VIP III Growth Opportunities Service Class
   Portfolio                                                       1,083,460        314,992
------------------------------------------------------------
Janus Aspen Series Balanced Portfolio                              4,875,997        618,741
------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio                      6,727,559        829,608
------------------------------------------------------------
Janus Aspen Series Global Technology Service Class Portfolio       3,024,830        374,005
------------------------------------------------------------
LN Bond Fund                                                       2,874,291        570,373
------------------------------------------------------------
LN Capital Appreciation Fund                                       1,495,328        122,134
------------------------------------------------------------
LN Equity-Income Fund                                                537,498        113,821
------------------------------------------------------------
LN Global Asset Allocation Fund                                       77,010         43,193
------------------------------------------------------------
LN Money Market Fund                                              31,697,428     22,115,704
------------------------------------------------------------
LN Social Awareness Fund                                             381,892        324,543
------------------------------------------------------------
MFS Emerging Growth Series                                         5,365,569      1,500,193
------------------------------------------------------------
MFS Total Return Series                                            1,571,691        273,864
------------------------------------------------------------
MFS Utilities Series                                               2,650,197        649,688
------------------------------------------------------------
NB AMT Mid-Cap Growth Portfolio                                    1,921,229        259,555
------------------------------------------------------------
NB AMT Partners Portfolio                                            369,556         37,319
------------------------------------------------------------
OCC Accumulation Global Equity Portfolio                             279,508        178,062
------------------------------------------------------------
OCC Accumulation Managed Portfolio                                   574,062        434,053
------------------------------------------------------------
FTVIPT Templeton Asset Strategy Fund                                 494,442         27,592
------------------------------------------------------------
FTVIPT Templeton International Securities Fund                     1,414,797        347,491
------------------------------------------------------------
FTVIPT Templeton International Securities Class 2 Fund             1,090,992        264,863
------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund                              430,125        278,460
------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2 Fund                      372,176        282,729
                                                                ------------    -----------
------------------------------------------------------------
                                                                $119,322,896    $40,205,349
                                                                ============    ===========

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
5. Investments

   The following is a summary of investments owned at December 31, 2000.

                                                                               NET
                                                                SHARES         ASSET     VALUE OF        COST OF
                                                                OUTSTANDING    VALUE     SHARES          SHARES
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                 58,955      $30.84    $  1,818,168    $  1,784,465
------------------------------------------------------------
AIM V.I. Diversified Income Fund                                   74,158        9.48         703,013         785,316
------------------------------------------------------------
AIM V.I. Growth Fund                                              390,973       24.82       9,703,942      11,694,267
------------------------------------------------------------
AIM V.I. International Equity Fund                                 54,278       20.12       1,092,073       1,280,072
------------------------------------------------------------
AIM V.I. Value Fund                                               386,120       27.31      10,544,933      11,837,332
------------------------------------------------------------
AFIS Growth Class 2 Fund                                           37,067       73.29       2,716,672       2,901,401
------------------------------------------------------------
AFIS Growth-Income Class 2 Fund                                    31,509       35.13       1,106,899       1,066,004
------------------------------------------------------------
AFIS Global Small Capitlization Class 2 Fund                       31,407       14.24         447,239         475,823
------------------------------------------------------------
Baron Capital Asset 12b1 Fund                                      27,124       17.26         468,158         448,829
------------------------------------------------------------
Deutsche VIT EAFE Equity Index Fund                                41,174       11.14         458,679         508,452
------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                              1,091,544       13.77      15,030,564      15,421,844
------------------------------------------------------------
Deutsche VIT Small Cap Index Fund                                  63,444       11.10         704,229         706,943
------------------------------------------------------------
DGPF High Yield Series                                             43,231        6.00         259,383         298,661
------------------------------------------------------------
DGPF Devon Series                                                   5,131       11.88          60,960          67,645
------------------------------------------------------------
DGPF Emerging Markets Series                                       65,215        6.31         411,509         449,391
------------------------------------------------------------
DGPF Small Cap Value Series                                       145,465       17.65       2,567,453       2,244,794
------------------------------------------------------------
DGPF REIT Series                                                   10,382       11.02         114,406         108,049
------------------------------------------------------------
DGPF Trend Series                                                 197,757       29.80       5,893,158       6,266,403
------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                              105,645       25.52       2,696,049       2,583,419
------------------------------------------------------------
Fidelity VIP Growth Service Class Portfolio                        24,391       43.50       1,061,020       1,091,178
------------------------------------------------------------
Fidelity VIP High Income Service Class Portfolio                   71,084        8.15         579,333         602,544
------------------------------------------------------------
Fidelity VIP II Asset Manager Portfolio                            43,119       16.00         689,900         736,242
------------------------------------------------------------
Fidelity VIP II Contrafund Service Class Portfolio                153,658       23.67       3,637,087       3,842,653
------------------------------------------------------------
Fidelity VIP II Investment Grade Bond Portfolio                   161,538       12.59       2,033,763       1,978,479
------------------------------------------------------------
Fidelity VIP III Growth Opportunities Service Class
   Portfolio                                                       48,323       17.70         855,323         964,622
------------------------------------------------------------
Janus Aspen Series Balanced Portfolio                             208,036       24.31       5,057,351       5,385,717
------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio                     161,036       36.98       5,955,097       7,002,804
------------------------------------------------------------
Janus Aspen Series Global Technology Service Class Portfolio      318,509        6.55       2,086,236       2,606,903
------------------------------------------------------------
LN Bond Fund                                                      265,740       11.89       3,159,917       3,127,552
------------------------------------------------------------
LN Capital Appreciation Fund                                       61,612       25.35       1,561,557       1,853,237
------------------------------------------------------------
LN Equity-Income Fund                                              31,703       17.44         552,991         573,151
------------------------------------------------------------
LN Global Asset Allocation Fund                                     4,718       14.78          69,737          72,548
------------------------------------------------------------
LN Money Market Fund                                            1,531,596       10.00      15,315,960      15,315,960
------------------------------------------------------------
LN Social Awareness Fund                                            3,736       37.21         139,020         157,316
------------------------------------------------------------
MFS Emerging Growth Series                                        220,118       28.84       6,348,200       6,794,717
------------------------------------------------------------
MFS Total Return Series                                           138,590       19.59       2,714,972       2,499,224
------------------------------------------------------------
MFS Utilities Series                                              142,318       23.57       3,354,428       3,197,975
------------------------------------------------------------
NB AMT Mid-Cap Growth Portfolio                                    70,782       22.48       1,591,179       1,731,586
------------------------------------------------------------
NB AMT Partners Portfolio                                          22,705       16.17         367,135         386,445
------------------------------------------------------------
OCC Accumulation Global Equity Portfolio                           46,331       15.36         711,644         732,315
------------------------------------------------------------
OCC Accumulation Managed Portfolio                                 27,580       43.20       1,191,470       1,142,492
------------------------------------------------------------
FTVIPT Templeton Asset Strategy Fund                               36,525       19.22         702,016         729,424
------------------------------------------------------------
FTVIPT Templeton International Securities Fund                    176,036       18.78       3,305,953       3,427,197
------------------------------------------------------------
FTVIPT Templeton International Securities Class 2 Fund             60,874       18.67       1,136,526       1,154,521
------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund                            21,499       13.76         295,826         279,173
------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2 Fund                     9,840       13.70         134,813         139,722
                                                                                         ------------    ------------
------------------------------------------------------------
                                                                                         $121,405,941    $128,454,807
                                                                                         ============    ============

Lincoln Life Flexible Premium Variable Life Account R
Notes to financial statements (continued)
6.   New investment funds and fund name changes

   During 2000, the BT Insurance Fund Trust family of funds changed its name to Deutsche Asset Management VIT Funds Trust, the Delaware Group Premium Fund, Inc. family of funds changed its name to Delaware Group Premium Fund (DGPF) and the Templeton Variable Products Series fund family changed its name to Franklin Templeton Variable Insurance Products Trust. Also during 2000, the Delaware Premium Delchester Series changed its name to the DGPF High Yield Series, the Templeton International Fund changed its name to the Templeton International Securities Fund, the Templeton International Class 2 Fund changed its name to the Templeton International Securities Class 2 Fund, the Templeton Asset Allocation Fund changed its name to the Templeton Asset Strategy Fund, the Templeton Stock Fund changed its name to the Templeton Growth Securities Fund and the Templeton Stock Class 2 Fund changed its name to the Templeton Growth Securities Class 2 Fund.

   Also, during 2000, the Fidelity VIP Growth Service Class Fund, the Fidelity VIP High Income Service Class Fund, the AFIS Growth Class 2 Fund, the AFIS Growth-Income Class 2 Fund, the AFIS Global Small Capitalization Class 2 Fund and the Janus Aspen Series Global Technology Service Class Portfolio became available as investment options for Variable Account contract owners.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life
Account R

We have audited the accompanying statement of assets and liability of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account") (comprised of the following subaccounts: AIM Variable Insurance Funds ("AIM V.I.") Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Growth, AIM V.I. International Equity, AIM V.I. Value, American Funds Insurance Series ("AFIS") Growth
Class 2, AFIS Growth-Income Class 2, AFIS Global Small Capitalization Class 2, Baron Capital Funds Trust Capital Asset 12b1, Deutsche Asset Management VIT Funds Trust ("Deutsche VIT") EAFE Equity Index, Deutsche VIT Equity 500 Index, Deutsche VIT Small Cap Index, Delaware Group Premium Fund ("DGPF") High Yield, DGPF Devon, DGPF Emerging Markets, DGPF Small Cap Value, DGPF REIT, DGPF Trend, Fidelity Variable Insurance Products ("Fidelity VIP") Equity-Income, Fidelity VIP Growth Service Class, Fidelity VIP High Income Service Class, Fidelity VIP II Asset Manager, Fidelity VIP II Contrafund Service Class, Fidelity VIP II Investment Grade Bond, Fidelity VIP III Growth Opportunities Service Class, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Janus Aspen Series Global Technology Service Class, Lincoln National ("LN") Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN Money Market, LN Social Awareness, MFS Variable Insurance Trust ("MFS") Emerging Growth, MFS Total Return, MFS Utilities, Neuberger Berman Advisers Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, OCC Accumulation Trust ("OCC Accumulation") Global Equity, OCC Accumulation Managed, Franklin Templeton Variable Insurance Products Trust ("FTVIPT Templeton") Asset Strategy, FTVIPT Templeton International Securities, FTVIPT Templeton International Securities Class 2, FTVIPT Templeton Growth Securities and FTVIPT Templeton Growth Securities Class 2), as of December 31, 2000, and the related statements of operations and changes in net assets for the two years ended
December 31, 2000, and the period from June 18, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account R at December 31, 2000, and the results of their operations and the changes in their net assets for the two years ended December 31, 2000 and for the period from June 18, 1998 (inception) to December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2001

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              2000        1999
                                                              ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                         $21,852.5   $22,985.0
------------------------------------------------------------
Preferred stocks                                                  261.7       253.8
------------------------------------------------------------
Unaffiliated common stocks                                        161.7       166.9
------------------------------------------------------------
Affiliated common stocks                                          743.0       604.7
------------------------------------------------------------
Mortgage loans on real estate                                   4,102.0     4,211.5
------------------------------------------------------------
Real estate                                                       271.7       254.0
------------------------------------------------------------
Policy loans                                                    1,723.5     1,652.9
------------------------------------------------------------
Other investments                                                 485.0       426.6
------------------------------------------------------------
Cash and short-term investments                                 1,448.4     1,409.2
------------------------------------------------------------  ---------   ---------
Total cash and investments                                     31,049.5    31,964.6
------------------------------------------------------------
Premiums and fees in course of collection                         111.5       115.8
------------------------------------------------------------
Accrued investment income                                         444.2       435.3
------------------------------------------------------------
Reinsurance recoverable                                           450.7       199.0
------------------------------------------------------------
Funds withheld by ceding companies                                 74.4        73.5
------------------------------------------------------------
Company owned policies and contracts                              335.0         9.1
------------------------------------------------------------
Federal income taxes recoverable from parent company                0.1        61.6
------------------------------------------------------------
Goodwill                                                           38.4        43.1
------------------------------------------------------------
Other admitted assets                                             106.1        57.6
------------------------------------------------------------
Separate account assets                                        43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total admitted assets                                         $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $12,797.4   $12,184.0
------------------------------------------------------------
Other policyholder funds                                       15,328.8    16,589.5
------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee       639.8       364.0
------------------------------------------------------------
Funds held under reinsurance treaties                             849.6       796.9
------------------------------------------------------------
Asset valuation reserve                                           534.1       490.9
------------------------------------------------------------
Interest maintenance reserve                                       20.9        72.3
------------------------------------------------------------
Other liabilities                                                 536.8       627.0
------------------------------------------------------------
Short-term loan payable to parent company                         199.5       205.0
------------------------------------------------------------
Net transfers due from separate accounts                         (976.1)     (896.5)
------------------------------------------------------------
Separate account liabilities                                   43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total liabilities                                              73,835.4    76,538.2
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                          25.0        25.0
------------------------------------------------------------
Surplus notes due to Lincoln National Corporation               1,250.0     1,250.0
------------------------------------------------------------
Paid-in surplus                                                 2,006.1     1,942.6
------------------------------------------------------------
Unassigned surplus -- deficit                                    (602.0)     (691.1)
------------------------------------------------------------  ---------   ---------
Total capital and surplus                                       2,679.1     2,526.5
------------------------------------------------------------  ---------   ---------
Total liabilities and capital and surplus                     $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $ 8,508.9   $ 7,273.6   $12,737.6
------------------------------------------------------------
Net investment income                                           2,125.5     2,203.2     2,107.2
------------------------------------------------------------
Amortization of interest maintenance reserve                       21.6        29.1        26.4
------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded           568.4       472.3       179.9
------------------------------------------------------------
Expense charges on deposit funds                                  118.2       146.5       134.6
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       473.9       396.3
------------------------------------------------------------
Other income                                                      166.2        88.8        31.3
------------------------------------------------------------  ---------   ---------   ---------
Total revenues                                                 12,133.6    10,687.4    15,613.3
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                8,950.3     8,504.9    13,964.1
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses         2,466.2     1,618.3     2,919.4
------------------------------------------------------------  ---------   ---------   ---------
Total benefits and expenses                                    11,416.5    10,123.2    16,883.5
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before dividends to
policyholders, income taxes and net realized gain on
investments                                                       717.1       564.2    (1,270.2)
------------------------------------------------------------
Dividends to policyholders                                         80.2        80.3        67.9
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before federal income taxes and
net realized gain on investments                                  636.9       483.9    (1,338.1)
------------------------------------------------------------
Federal income taxes (credit)                                      94.9        85.4      (141.0)
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before net realized gain on
investments                                                       542.0       398.5    (1,197.1)
------------------------------------------------------------
Net realized gain on investments, net of income tax expense
and excluding net transfers to the interest maintenance
reserve                                                            27.9       114.4        46.8
------------------------------------------------------------  ---------   ---------   ---------
Net income (loss)                                             $   569.9   $   512.9   $(1,150.3)
------------------------------------------------------------  =========   =========   =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              --------   --------   ---------
                                                              (IN MILLIONS)
                                                              -------------------------------
Capital and surplus at beginning of year                      $2,526.5   $2,564.5   $ 2,968.4
------------------------------------------------------------

CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                569.9      512.9    (1,150.3)
------------------------------------------------------------
Change in difference in cost and admitted investment amounts      17.2     (101.9)     (304.8)
------------------------------------------------------------
Change in nonadmitted assets                                     (21.9)     (22.9)      (17.1)
------------------------------------------------------------
Change in liability for reinsurance in unauthorized
companies                                                          0.6       26.0       (35.2)
------------------------------------------------------------
Gain on (amortization of) reinsurance of disability income
business                                                          (7.9)      71.8          --
------------------------------------------------------------
Change in policy reserve valuation basis                          (5.6)        --        (0.4)
------------------------------------------------------------
Change in asset valuation reserve                                (43.2)      (6.4)      (34.5)
------------------------------------------------------------
Proceeds from surplus notes due to Lincoln National
Corporation                                                         --         --     1,250.0
------------------------------------------------------------
Paid-in surplus                                                   63.5       12.5       108.4
------------------------------------------------------------
Dividends to Lincoln National Corporation                       (420.0)    (530.0)     (220.0)
------------------------------------------------------------  --------   --------   ---------
Capital and surplus at end of year                            $2,679.1   $2,526.5   $ 2,564.5
------------------------------------------------------------  ========   ========   =========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ----------
                                                              (IN MILLIONS)
                                                              ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 8,082.8   $ 7,671.1   $ 13,495.2
------------------------------------------------------------
Allowances and reserve adjustments received (paid) on
reinsurance ceded                                                 610.1       (19.9)      (632.4)
------------------------------------------------------------
Investment income received                                      2,109.8     2,168.6      2,003.9
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       470.6        396.3
------------------------------------------------------------
Benefits paid                                                  (9,843.9)   (8,699.4)    (7,395.8)
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses paid   (1,796.4)   (1,734.5)    (2,909.7)
------------------------------------------------------------
Proceeds related to reinsurance of disability income
business                                                             --        71.8           --
------------------------------------------------------------
Federal income taxes recovered (paid)                             (16.3)      (81.2)        84.2
------------------------------------------------------------
Dividends to policyholders                                        (82.6)      (82.8)       (12.9)
------------------------------------------------------------
Other income received and expenses paid, net                      (48.9)      252.1        207.0
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) operating activities              (360.6)       16.4      5,235.8
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      5,845.5     6,557.7     10,926.5
------------------------------------------------------------
Purchase of investments                                        (4,719.6)   (5,940.8)   (16,950.0)
------------------------------------------------------------
Other uses including reinsured policy loans                      (344.6)     (497.0)      (778.3)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) investing activities               781.3       119.9     (6,801.8)
------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                    63.5        12.5        108.4
------------------------------------------------------------
Proceeds from surplus notes from shareholder                         --          --      1,250.0
------------------------------------------------------------
Proceeds from borrowings from shareholder                         180.0       205.0        140.0
------------------------------------------------------------
Repayment of borrowings from shareholder                         (205.0)     (140.0)      (120.0)
------------------------------------------------------------
Dividends paid to shareholder                                    (420.0)     (530.0)      (220.0)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) financing activities              (381.5)     (452.5)     1,158.4
------------------------------------------------------------  ---------   ---------   ----------
Net increase (decrease) in cash and short-term investments         39.2      (316.2)      (407.6)
------------------------------------------------------------
Cash and short-term investments at beginning of year            1,409.2     1,725.4      2,133.0
------------------------------------------------------------  ---------   ---------   ----------
Cash and short-term investments at end of year                $ 1,448.4   $ 1,409.2   $  1,725.4
------------------------------------------------------------  =========   =========   ==========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATIONS
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2000, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and five non-insurance subsidiaries.

The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

USE OF ESTIMATES
The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

SUBSIDIARIES
The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheets as investments in affiliated common stocks.

POLICY ACQUISITION COSTS
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

NONADMITTED ASSETS
Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS
Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

BENEFIT RESERVES
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

REINSURANCE
Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exist.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

DEFERRED INCOME TAXES
Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS
Policyholder dividends are recognized when declared rather than over the term of the related policies.

SURPLUS NOTES DUE TO LNC
Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

STATEMENTS OF CASH FLOWS
Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                                              CAPITAL AND SURPLUS     NET INCOME (LOSS)
                                                              -----------------------------------------------------
                                                              DECEMBER 31             YEAR ENDED DECEMBER 31
                                                              2000        1999        2000      1999      1998
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)           (IN MILLIONS)
                                                              -----------------------------------------------------
Amounts reported on a statutory-basis.......................  $ 2,679.1   $ 2,526.5   $ 569.9   $ 512.9   $(1,150.3)
GAAP adjustments:
  Deferred policy acquisition costs, present value of future
    profits and non-admitted goodwill.......................    3,812.6     3,628.2     287.9     135.0        48.5
  Policy and contract reserves..............................   (2,129.9)   (1,943.1)   (142.3)    (97.3)    1,743.4
  Policyholders' share of earnings and surplus on
    participating business..................................     (131.1)     (122.7)      (.3)     (1.8)        3.2
  Deferred income taxes.....................................      185.2       244.5    (108.3)   (117.4)     (218.6)
  Interest maintenance reserve..............................       20.9        72.3     (51.4)    (87.2)       24.4
  Asset valuation reserve...................................      534.1       490.9        --        --          --
  Nonadmitted assets, including nonadmitted investments.....      196.1       139.6        --        --          --
  Unrealized gain (loss) on investments.....................       38.7      (555.2)       --        --          --
  Net realized loss on investments..........................     (156.5)     (186.4)     18.9     (32.4)     (116.7)
  Investments in subsidiary companies.......................      523.3       460.9      61.8      39.1        41.3
  Other, net................................................     (123.7)      (61.0)     12.7     129.8       103.6
  Surplus notes and related interest........................   (1,250.0)   (1,250.0)       --       1.5        (1.5)
                                                              ---------   ---------   -------   -------   ---------
Net increase (decrease).....................................    1,519.7       918.0      79.0     (30.7)    1,627.6
                                                              ---------   ---------   -------   -------   ---------
Amounts on a GAAP basis.....................................  $ 4,198.8   $ 3,444.5   $ 648.9   $ 482.2   $   477.3
                                                              =========   =========   =======   =======   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Other significant accounting practices are as follows:

INVESTMENTS
Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

Preferred stocks are reported at cost or amortized cost.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

LOANED SECURITIES
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

GOODWILL
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

PREMIUMS
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

BENEFITS
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

CLAIMS AND CLAIM ADJUSTMENT EXPENSES
Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE CEDED AND ASSUMED
Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

PENSION BENEFITS
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

INCOME TAXES
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

STOCK OPTIONS
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

RECLASSIFICATIONS
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income (loss) of the prior years.

--------------------------------------------------------------------------------
2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective on January 1, 2001. Indianaadopted the provisions of the revised manual. The revised manual changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001.Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
3. INVESTMENTS

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                              COST OR     GROSS        GROSS
                                                              AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                                              COST        GAINS        LOSSES       VALUE
                                                              -----------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------
At December 31, 2000:
  Corporate.................................................  $17,205.5     $430.8       $542.0     $17,094.3
  U.S. government...........................................      324.2       64.2          2.5         385.9
  Foreign government........................................      812.6       35.9         27.9         820.6
  Mortgage-backed...........................................    3,499.0       89.9         34.2       3,554.7
  State and municipal.......................................       11.2         --           .1          11.1
                                                              ---------     ------       ------     ---------
                                                              $21,852.5     $620.8       $606.7     $21,866.6
                                                              =========     ======       ======     =========

At December 31, 1999:
  Corporate.................................................  $17,758.4     $229.6       $763.0     $17,225.0
  U.S. government...........................................      316.8       29.6         21.5         324.9
  Foreign government........................................      984.5       49.8         39.9         994.4
  Mortgage-backed...........................................    3,913.7       46.2        139.0       3,820.9
  State and municipal.......................................       11.6         --           .5          11.1
                                                              ---------     ------       ------     ---------
                                                              $22,985.0     $355.2       $963.9     $22,376.3
                                                              =========     ======       ======     =========

The carrying amounts of bonds in the balance sheets at December 31, 2000 and 1999 reflect adjustments of $58,300,000 and $38,900,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                    COST OR
                                    AMORTIZED   FAIR
                                    COST        VALUE
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Maturity:
  In 2001.........................  $   740.1   $   742.2
  In 2002-2005....................    4,446.6     4,450.6
  In 2006-2010....................    5,946.1     5,808.8
  After 2010......................    7,220.7     7,310.3
  Mortgage-backed securities......    3,499.0     3,554.7
                                    ---------   ---------
Total.............................  $21,852.5   $21,866.6
                                    =========   =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998 were $2,878,200,000, $5,351,400,000 and $9,395,000,000, respectively. Gross gains during 2000, 1999 and 1998 of $56,000,000, $95,400,000 and $186,300,000,
respectively, and gross losses of $116,500,000, $195,500,000 and $138,000,000, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $99,900,000 and $116,500,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR    GROSS       GROSS
                                          AMORTIZED  UNREALIZED  UNREALIZED  FAIR
                                          COST       GAINS       LOSSES      VALUE
                                          -----------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------
At December 31, 2000:
  Preferred stocks......................   $261.7      $ 2.9       $25.1     $239.5
  Unaffiliated common stocks............    145.7       30.7        14.7      161.7
At December 31, 1999:
  Preferred stocks......................   $253.8      $ 1.3       $31.5     $223.6
  Unaffiliated common stocks............    150.4       34.2        17.7      166.9

The carrying amount of preferred stocks in the balance sheets at December 31, 2000 and 1999 reflects adjustments of $7,600,000 and $4,100,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

During 2000, the minimum and maximum lending rates for mortgage loans were 6.63% and 9.33%, respectively. At the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.
Components of the Company's investments in real estate are summarized as follows:

                                         DECEMBER 31
                                         2000     1999
                                         ---------------
                                         (IN MILLIONS)
                                         ---------------
Occupied by the Company:
  Land.................................  $  2.5   $  2.5
  Buildings............................    10.5     11.1
  Less accumulated depreciation........    (2.5)    (2.2)
                                         ------   ------
Net real estate occupied by the
  Company..............................    10.5     11.4
Other:
  Land.................................    45.8     46.2
  Buildings............................   238.3    226.8
  Other................................    16.3      4.7
  Less accumulated depreciation........   (39.2)   (35.1)
                                         ------   ------
Net other real estate..................   261.2    242.6
                                         ------   ------
Net real estate........................  $271.7   $254.0
                                         ======   ======

The major categories of net investment income are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              ------------------------------
                                                              (IN MILLIONS)
                                                              ------------------------------
Income:
  Bonds.....................................................  $1,744.3   $1,840.6   $1,714.3
  Preferred stocks..........................................      21.3       20.3       19.7
  Unaffiliated common stocks................................       4.9        6.3       10.6
  Affiliated common stocks..................................      10.2        7.8        5.2
  Mortgage loans on real estate.............................     328.1      321.0      323.6
  Real estate...............................................      41.4       57.8       81.4
  Policy loans..............................................     109.8      101.7       86.5
  Other investments.........................................      58.7       50.6       26.5
  Cash and short-term investments...........................      77.9       95.9      104.7
                                                              --------   --------   --------
Total investment income.....................................   2,396.6    2,502.0    2,372.5
Expenses:
  Depreciation..............................................      12.8       14.4       19.3
  Other.....................................................     258.3      284.4      246.0
                                                              --------   --------   --------
Total investment expenses...................................     271.1      298.8      265.3
                                                              --------   --------   --------
Net investment income.......................................  $2,125.5   $2,203.2   $2,107.2
                                                              ========   ========   ========

Net realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              2000     1999     1998
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Net realized capital gains (losses).........................  $(60.3)  $ 20.8   $179.7
Less amount transferred to IMR (net of related taxes
  (credits) of ($16.0), ($31.4) and $27.3 in 2000, 1999 and
  1998, respectively).......................................   (29.7)   (58.3)    50.8
                                                              ------   ------   ------
                                                               (30.6)    79.1    128.9
Less federal income taxes (credits) on realized gains.......   (58.5)   (35.3)    82.1
                                                              ------   ------   ------
Net realized capital gains after transfer to IMR and taxes
  (credits).................................................  $ 27.9   $114.4   $ 46.8
                                                              ======   ======   ======

--------------------------------------------------------------------------------
4. SUBSIDIARIES

The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ('LNH&C'), Lincoln National

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. SUBSIDIARIES (CONTINUED)
Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").
Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                       DECEMBER 31, 2000
                       ------------------------------------
                       FIRST PENN  LNH&C   LNRAC   LNY
                       ------------------------------------
Cash and invested
  assets.............   $1,376.9   $422.0  $410.5  $1,947.0
Other assets.........       41.6     46.4   487.1     371.5
                        --------   ------  ------  --------
Total admitted
  assets.............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

Insurance reserves...   $1,305.3   $339.2  $231.9  $1,772.1
Other liabilities....       41.8     36.1   598.1      48.0
Separate account
  liabilities........         --       --      --     329.8
Capital and surplus..       71.4     93.1    67.6     168.6
                        ========   ======  ======  ========
Total liabilities and
  capital and
  surplus............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

                       YEAR ENDED DECEMBER 31, 2000
                       -----------------------------------
                       FIRST
                       PENN     LNH&C    LNRAC      LNY
                       -----------------------------------
Revenues.............  $327.6   $256.4   $1,646.6   $389.8
Benefits and
  expenses...........   322.2    259.4    1,630.7    341.8
Net realized
  losses.............      --      (.1)       (.1)    (2.2)
                       ------   ------   --------   ------
Net income (loss)....  $  5.4   $ (3.1)  $   15.8   $ 45.8
                       ======   ======   ========   ======

                           DECEMBER 31, 1999
                           ------------------------------------
                           FIRST PENN  LNH&C   LNRAC   LNY
                           ------------------------------------
Cash and invested
  assets.................   $1,318.7   $434.6  $443.6  $1,888.6
Other assets.............       40.6    55.5    492.6     403.1
                            ========   ======  ======  ========
Total admitted assets....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

Insurance reserves.......   $1,242.2   $394.4  $261.4  $1,802.4
Other liabilities........       44.3    27.9    614.4      25.6
Separate account
  liabilities............         --      --       --     328.8
Capital and surplus......       72.8    67.8     60.4     134.9
                            ========   ======  ======  ========
Total liabilities and
  capital and surplus....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

                           YEAR ENDED DECEMBER 31, 1999
                           ------------------------------
                           FIRST
                           PENN    LNH&C   LNRAC  LNY
                           ------------------------------
Revenues.................  $332.7  $263.3  $88.4  $313.3
Benefits and expenses....   329.0  346.9   75.4    291.4
Net realized gains
  (losses)...............      --     --     .2     (2.0)
                           ------  ------  -----  ------
Net income (loss)........  $  3.7  $(83.6) $13.2  $ 19.9
                           ======  ======  =====  ======

LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 2000. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,600,000 at December 31, 2000. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $264,000,000 at December 31, 2000. Wakefield's assets as of December 31, 2000 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $25,700,000 at December 31, 2000. LLAD was formed in 2000 to distribute the Company's products to its customers and is valued on the equity method with an admitted asset value of $45,200,000 at December 31, 2000.

The carrying value of all affiliated common stocks, was $743,000,000 and $604,700,000 at December 31, 2000 and 1999, respectively. The cost basis of investments in subsidiaries as of December 31, 2000 and 1999 was $1,058,300,000 and $970,700,000, respectively.

During 2000, 1999 and 1998, the insurance subsidiaries paid dividends to the Company of $11,000,000, $5,200,000 and $5,200,000, respectively.

--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES

The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. FEDERAL INCOME TAXES (CONTINUED)
statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

In 2000 and 1999, capital losses of $174,000,000 and $151,700,000 respectively, were incurred and carried back to recover taxes paid in prior years.

The Company paid (received) ($42,600,000), $45,300,000 and $2,300,000 to (from)
LNC in 2000, 1999 and 1998, respectively, for federal income taxes.

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as 'Policyholders' Surplus.' The Company has approximately $187,000,000 of untaxed 'Policyholders' Surplus' on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

--------------------------------------------------------------------------------
6. SUPPLEMENTAL FINANCIAL DATA

The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $123,500,000 and $81,200,000 at December 31, 2000 and 1999, respectively.
The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded in the amounts of $5,237,000,000 and $5,340,000,000 as of December 31, 2000 and
1999, respectively.
Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                            YEAR ENDED DECEMBER 31
                            2000       1999       1998
                            ------------------------------
                            (IN MILLIONS)
                            ------------------------------
Insurance assumed.........  $3,952.9   $2,606.5   $9,018.9
Insurance ceded...........   2,766.6    1,675.1      877.1
                            --------   --------   --------
Net reinsurance
  premiums................  $1,186.3   $  931.4   $8,141.8
                            ========   ========   ========

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $1,875,000,000, $2,609,000,000 and $2,098,800,000 for
2000, 1999 and 1998, respectively.

Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                    DECEMBER 31
                                    2000        1999
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Premium deposit funds.............  $14,762.0   $16,208.3
Undistributed earnings on
  participating business..........      345.2       346.9
Other.............................      221.6        34.3
                                    ---------   ---------
                                    $15,328.8   $16,589.5
                                    =========   =========

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                  DECEMBER 31, 2000
                                  -------------------------
                                                    NET OF
                                  GROSS   LOADING   LOADING
                                  -------------------------
                                  (IN MILLIONS)
                                  -------------------------
Ordinary new business...........  $13.0    $ 8.1     $ 4.9
Ordinary renewal................   57.9     15.7      42.2
Group life......................    9.7       .2       9.5
                                  -----    -----     -----
                                  $80.6    $24.0     $56.6
                                  =====    =====     =====

                                   DECEMBER 31, 1999
                                   -------------------------
                                                     NET OF
                                   GROSS   LOADING   LOADING
                                   -------------------------
                                   (IN MILLIONS)
                                   -------------------------
Ordinary new business............  $10.8    $ 7.3     $ 3.5
Ordinary renewal.................   54.2      6.8      47.4
Group life.......................   13.7       .1      13.6
                                   -----    -----     -----
                                   $78.7    $14.2     $64.5
                                   =====    =====     =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
7. ANNUITY RESERVES

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                        AMOUNT      PERCENT
                                        -------------------
                                        (IN MILLIONS)
                                        -------------------
Subject to discretionary withdrawal
  with adjustment:
  With market value adjustment........  $ 1,970.6       3%
  At book value, less surrender
    charge............................    1,534.7       2
  At market value.....................   41,634.6      69
                                        ---------     ---
                                         45,139.9      74
Subject to discretionary withdrawal
  without adjustment at book value
  with minimal or no charge or
  adjustment..........................   12,598.5      21
Not subject to discretionary
  withdrawal..........................    2,934.7       5
                                        ---------     ---
Total annuity reserves and deposit
  fund................................   60,673.1     100%
                                                      ===
Less reinsurance......................    1,313.6
                                        ---------
Net annuity reserves and deposit fund
  liabilities, including separate
  accounts............................  $59,359.5
                                        =========

--------------------------------------------------------------------------------
8. CAPITAL AND SURPLUS

In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note, for $500,000,000, was issued to LNC in connection with the CIGNA Corporation ("CIGNA") indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750,000,000 was issued on December 18, 1998, to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

A summary of the terms of these surplus notes follows (in millions):

                                                     PRINCIPAL                     INCEPTION      ACCRUED
                                                   OUTSTANDING AT                   TO DATE     INTEREST AT
                                     PRINCIPAL      DECEMBER 31,   CURRENT YEAR    INTEREST    DECEMBER 31,
  DATE ISSUED                      AMOUNT OF NOTE       2000       INTEREST PAID     PAID          2000
  -----------                      --------------  --------------  -------------  -----------  -------------
  January 5, 1998................   $     500.0      $     500.0    $     24.6    $     89.7     $      8.2
  December 18, 1998..............         750.0            750.0          33.9          80.7           11.3
                                    -----------      -----------    ----------    ----------     ----------
  Total..........................   $   1,250.0      $   1,250.0    $     58.5    $    170.4     $     19.5
                                    ===========      ===========    ==========    ==========     ==========

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. The Company assumed a block of individual life insurance and annuity business from CIGNA

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. CAPITAL AND SURPLUS (CONTINUED)
in January 1998 and a block of individual life insurance business from Aetna in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission is recorded in the Statement of Operations as a expense resulting in a reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 2000 and it will be necessary for the Company to obtain the prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends, in amounts consistent with those paid in the past, can be obtained.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 and are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four year period following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company have decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

The Company recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. The Company hedges this volatility by purchasing call options on LNC stock. These call options are also marked-to-market through income.

As of December 31, 2000, there were 2,514,507 and 1,421,102 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 951,229 and 572,139, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $53.78. During 2000, 1999 and 1998 there were $190,100, 318,421 and 136,469 options exercised, respectively, and 383,364, 82,024 and 18,288 options forfeited, respectively.

As of December 31, 2000, there were 7,850 and 653,300 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR program. Of the SARs granted, 3,400 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2000, there were no SARS exercised and 5,100 SARs were forfeited.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1,400,000 in 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

DISABILITY INCOME CLAIMS
The liabilities for disability income claims, net of the related asset for amounts recoverable from reinsurers, at December 31, 2000 and 1999, were $242,700,000 and $221,600,000, respectively. The liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

PERSONAL ACCIDENT PROGRAMS
From 1997 through 1999, the Company and its wholly owned subsidiary, LNH&C, reduced new writings of personal accident programs and has now exited the personal accident line of business. As an exited line of business, new agreements are not being entered into; however, the Company must continue to accept premiums for a limited period according to contract terms under agreements in force. As the existing block of personal accident programs runs off, management continues to review the status of the reserves associated with these programs, the development of related financial results.

The exited programs include certain excess-of-loss personal accident reinsurance programs created in the London market and certain workers' compensation carve-out programs managed by Unicover Managers, Inc. The aggregate liabilities associated with the exited personal accident line of business were $169,500,000 and $174,700,000 at December 31, 2000 and 1999, respectively.

The reserves for the various programs included within the personal accident line of business are based on various estimates that are subject to considerable uncertainty. Accordingly, the liability established for the personal accident line of business may prove to be deficient or excessive. However, it is management's opinion that future developments in the personal accident line of business will not materially affect the financial position of the Company.

HMO EXCESS-OF-LOSS REINSURANCE PROGRAMS
The liabilities for HMO excess-of-loss and group carrier medical claims, net of the related assets for amounts recoverable from reinsurers, was $48,300,000 and $101,900,000 at December 31, 2000 and 1999, respectively. LNH&C reviews reserve levels on an ongoing basis. The liabilities are based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

MARKETING AND COMPLIANCE MATTERS
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

GROUP PENSION ANNUITIES
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

LEASES
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

Total rental expense on operating leases in 2000, 1999 and 1998 was $45,600,000, $38,900,000 and $34,000,000, respectively. Future minimum rental commitments are as follows (in millions):

2001............................................  $ 41.6
2002............................................    39.3
2003............................................    36.1
2004............................................    34.8
2005............................................    34.5
Thereafter......................................   113.8
                                                  ------
                                                  $300.1
                                                  ======

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2000, 1999 and 1998 were $65,100,000, $67,400,000 and
$54,800,000 respectively. Future minimum annual costs range from $40,900,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
INSURANCE CEDED AND ASSUMED
The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2000, the reserves associated with these reinsurance arrangements totaled $1,224,400,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $7,900,000 recognized in income in 2000.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2000, the Company provided $19,700,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $16,700,000 and $17,300,000 at December 31, 2000 and 1999,
respectively.

VULNERABILITY FROM CONCENTRATIONS
At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2000, 29% of such mortgages, or $1,169,300,000, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $62,000,000.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition. Although the Company does not have any significant

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2000, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 44% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

OTHER CONTINGENCY MATTERS
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

In early 2000, a lawsuit was filed against the Company by an annuity contractholder. In this case, the plaintiff sought class certification on behalf of all contractholders who acquired variable annuities from the Company to fund tax-deferred qualified retirement plans. The plaintiff claimed that marketing variable annuities for use in such plans is inappropriate. This action was recently dismissed without prejudice, but might be refiled in another form.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. The agreement is subject to court approval and is expected to become final in 2001. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 polices. Total charges recorded during 2000 for this preliminary settlement were $64,700,000.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

DERIVATIVES
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, credit risk, commodity risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                              ASSETS (LIABILITIES)
                                                              ---------------------------------
                                          NOTIONAL OR         CARRYING  FAIR    CARRYING  FAIR
                                          CONTRACT AMOUNTS    VALUE     VALUE   VALUE     VALUE
                                          -----------------------------------------------------
                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          2000      1999      2000      2000    1999      1999
                                          -----------------------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements..........  $1,558.8  $2,508.8   $ 2.7    $  0.4   $ 5.2    $ 3.2
  Swaptions.............................   1,752.0   1,837.5     8.2       0.9    12.2     10.8
  Interest rate swaps...................     708.2     630.9      --      38.1      --    (19.5)
  Put options...........................        --      21.3      --        --      --      1.9
                                          --------  --------   -----    ------   -----    -----
                                           4,019.0   4,998.5    10.9      39.4    17.4     (3.6)
Foreign currency derivatives:
  Forward contracts.....................      37.5      44.2     2.6       2.5      --      (.4)
                                          --------  --------   -----    ------   -----    -----
                                          $4,056.5  $5,042.7   $13.5    $ 41.9   $17.4    $(4.0)
                                          ========  ========   =====    ======   =====    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                                              INTEREST RATE CAPS            SWAPTIONS
                                                              -----------------------------------------------------
                                                              2000           1999           2000           1999
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------------
Balance at beginning of year................................  $2,508.8       $4,108.8       $1,837.5       $1,899.5
Terminations and maturities.................................    (950.0)      (1,600.0)         (85.5)         (62.0)
                                                              --------       --------       --------       --------
Balance at end of year......................................  $1,558.8       $2,508.8       $1,752.0       $1,837.5
                                                              ========       ========       ========       ========

                                    INTEREST RATE SWAPS         SPREAD-LOCKS                        FINANCIAL FUTURES
                                    ---------------------------------------------------------------------------------------------
                                    2000          1999          2000          1999                  2000          1999
                                    ---------------------------------------------------------------------------------------------
Balance at beginning of year......  $ 630.9       $ 258.3       $    --       $            --       $    --       $            --
New contracts.....................    652.2         482.4         100.0                    --         267.2                    --
Terminations and maturities.......   (574.9)       (109.8)       (100.0)                   --        (267.2)                   --
                                    -------       -------       -------       ---------------       -------       ---------------
Balance at end of year............  $ 708.2       $ 630.9       $    --       $            --       $    --       $            --
                                    =======       =======       =======       ===============       =======       ===============

                                                              PUT OPTIONS              COMMODITY SWAPS
                                                              ----------------------------------------------------
                                                              2000         1999        2000                  1999
                                                              ----------------------------------------------------
Balance at beginning of year................................  $ 21.3       $21.3       $            --       $ 8.1
New contracts...............................................      --          --                    --          --
Terminations and maturities.................................   (21.3)         --                    --        (8.1)
                                                              ------       -----       ---------------       -----
Balance at end of year......................................  $   --       $21.3       $            --       $  --
                                                              ======       =====       ===============       =====

                                                              FOREIGN CURRENCY DERIVATIVES
                                                              (FOREIGN INVESTMENTS)
                                                              ---------------------------------------------------
                                                              FOREIGN EXCHANGE                  FOREIGN CURRENCY
                                                              FORWARD CONTRACTS                 SWAPS
                                                              ---------------------------------------------------
                                                              2000                  1999        2000        1999
                                                              ---------------------------------------------------
                                                              (IN MILLIONS)
                                                              ---------------------------------------------------
Balance at beginning of year................................  $            --       $ 1.5       $44.2       $47.2
New contracts...............................................               --         2.7          --          --
Terminations and maturities.................................               --        (4.2)       (6.7)       (3.0)
                                                              ---------------       -----       -----       -----
Balance at end of year......................................  $            --       $  --       $37.5       $44.2
                                                              ===============       =====       =====       =====

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements, which expire in 2001 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other investments (amortized costs of $2,700,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SWAPTIONS
Swaptions, which expire in 2002 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $8,200,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SPREAD LOCK AGREEMENTS
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2000.

FINANCIAL FUTURES CONTRACTS
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2000.

INTEREST RATE SWAP AGREEMENTS
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The forecasted purchase of assets related to certain other portfolios of assets is a continuing hedge program. Current interest rate swap positions in this program will hedge asset purchases in 2001.

PUT OPTIONS
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

COMMODITY SWAPS
The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from the commodity swap were recorded in net investment income. The fixed income security was called in 1999 and the commodity swap expired.

FOREIGN CURRENCY DERIVATIVES
The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, both of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future.

ADDITIONAL DERIVATIVE INFORMATION
Expenses for the agreements and contracts described above amounted to $7,300,000, $6,200,000 and $10,000,000 in 2000, 1999 and 1998, respectively.
Deferred gains and deferred losses of $800,000 and $7,000,000, respectively, as of December 31, 2000, were primarily the result of terminated interest rate swaps, spread-lock agreements, put options and financial futures contracts. The deferred losses are included with the related fixed maturity securities to which the hedge applied and the deferred gains are recorded as a liability. Both the deferred gains and the deferred losses are being amortized over the life of the securities to which the respective hedges applied.

--------------------------------------------------------------------------------
11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

BONDS AND UNAFFILIATED COMMON STOCK
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

PREFERRED STOCK
Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

MORTGAGE LOANS ON REAL ESTATE
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

INVESTMENT-TYPE INSURANCE CONTRACTS
The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value.

SURPLUS NOTES DUE TO LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

DERIVATIVES
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial futures contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps and put options.

INVESTMENT COMMITMENTS
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              DECEMBER 31
                                                              -------------------------------------------------
                                                              2000                      1999
                                                              -----------------------   -----------------------
                                                              CARRYING                  CARRYING
ASSETS (LIABILITIES)                                          VALUE        FAIR VALUE   VALUE        FAIR VALUE
---------------------------------------------------------------------------------------------------------------
                                                              (IN MILLIONS)
                                                              -------------------------------------------------
Bonds.......................................................  $ 21,852.5   $ 21,866.6   $ 22,985.0   $ 22,376.3
Preferred stocks............................................       261.7        239.5        253.8        223.6
Unaffiliated common stocks..................................       161.7        161.7        166.9        166.9
Mortgage loans on real estate...............................     4,102.0      4,132.8      4,211.5      4,104.0
Policy loans................................................     1,723.5      1,845.0      1,652.9      1,770.5
Other investments...........................................       485.0        485.0        426.6        426.6
Cash and short-term investments.............................     1,448.4      1,448.4      1,409.2      1,409.2
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest
    contracts...............................................   (16,126.3)   (15,850.5)   (17,730.4)   (17,364.3)
  Remaining guaranteed interest and similar contracts.......      (243.8)      (247.9)      (454.7)      (465.1)
Short-term debt.............................................      (199.5)      (199.5)      (205.0)      (205.0)
Surplus notes due to LNC....................................     1,250.0      1,074.5     (1,250.0)    (1,022.1)
Derivatives.................................................        13.5         41.9         17.4         (4.0)
Investment commitments......................................          --          2.2           --         (0.8)
Separate account assets.....................................    43,904.6     43,904.6     46,105.1     46,105.1
Separate account liabilities................................   (43,904.6)   (43,904.6)   (46,105.1)   (46,105.1)

--------------------------------------------------------------------------------
12. TRANSACTIONS WITH AFFILIATES

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $57,500,000, $60,400,000 and $76,700,000 in 2000, 1999
and 1998, respectively. LLAD incurred expenses of $112,900,000, $113,400,000 and $102,400,000 in 2000, 1999 and 1998, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2000 and 1999 include the Company's participation in a short-term cash management program with LNC of $377,700,000 and $390,300,000, respectively. Related investment income amounted to $24,000,000, $16,700,000 and $16,800,000 in 2000, 1999 and 1998,
respectively. The short-term loan payable to parent company at December 31, 2000 and 1999 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies which resulted in a net payment of $65,700,000, $49,400,000 and $92,100,000 in
2000, 1999 and 1998, respectively.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                               YEAR ENDED DECEMBER 31
                               2000       1999     1998
                               --------------------------
                               (IN MILLIONS)
                               --------------------------
Insurance assumed............  $   21.2   $ 19.7   $ 13.7
Insurance ceded..............   2,192.1    777.6    290.1

The balance sheets include reinsurance balances with affiliated companies as follows:

                                    DECEMBER 31
                                    2000           1999
                                    -----------------------
                                    (IN MILLIONS)
                                    -----------------------
Future policy benefits and claims
  assumed.........................  $  584.4       $  413.7
Future policy benefits and claims
  ceded...........................   1,682.8        1,680.4
Amounts recoverable on paid and
  unpaid losses...................     286.9          146.4
Reinsurance payable on paid
  losses..........................       9.3            8.8
Funds held under reinsurance
  treaties-net liability..........   3,294.6        2,106.4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

12. TRANSACTIONS WITH AFFILIATES (CONTINUED)
Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $709,500,000 and $917,300,000 at December 31, 2000 and 1999, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2000 and 1999, LNC had guaranteed $709,500,000 and $818,900,000, respectively, of these letters of credit. At December 31, 2000 and 1999, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $133,700,000 and $118,800,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.

--------------------------------------------------------------------------------
13. SEPARATE ACCOUNTS

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $5,708,600,000, $4,572,600,000 and $3,953,300,000 in 2000, 1999 and 1998,
respectively. Reserves for separate accounts with assets at fair value were $42,888,800,000 and $45,198,900,000 at December 31, 2000 and 1999, respectively.
All reserves are subject to discretionary withdrawal at market value.
A reconciliation of transfers to the Company from the separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999           1998
                                                              -----------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------
Transfers as reported in the Summary of Operations of the
separate accounts:
  Transfers to separate accounts............................  $ 5,719.2  $ 4,573.2      $ 3,954.9
  Transfers from separate accounts..........................   (5,830.0)  (4,933.8)      (4,069.8)
                                                              ---------  ---------      ---------
Net transfers from separate accounts as reported in the
Summary of Operations.......................................  $  (110.8) $  (360.6)     $  (114.9)
                                                              =========  =========      =========

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
February 2, 2001

                                    PART II

UNDERTAKING TO FILE REPORTS

                    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

INDEMNIFICATION

                    (a)Brief description of indemnification provisions.

                       In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

                       In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

                       Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
                    (b)Undertaking pursuant to Rule 484 of Regulation C under
                       the Securities Act of 1933.

                       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

FEES AND CHARGES REPRESENTATION

                    Lincoln Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

CONTENTS OF REGISTRATION STATEMENT


                    This Post-Effective Amendment No. 6 to this registration statement comprises the following papers and documents:



                    The facing sheet; A cross-reference sheet (reconciliation and tie); Two prospectuses, Prospectus 1 consisting of 99 pages, and Prospectus 2, consisting of 102 pages; The undertaking to file reports; Indemnification; The fees and charges representation; The signatures; Power of Attorney.


                    Opinion and Consent of Vaughn Robbins, FSA

                    Opinion and Consent of Robert A. Picarello, Esq.

                    Consent of Ernst & Young LLP (Independent Auditors)

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:
     (1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
     (2)  Not applicable.
     (3) (a) Selling Agreement between the Lincoln National Life Insurance Company and Lincoln Financial Advisors Corp. (5)
          (b)  Commission Schedule for Variable Life Policies.(3)
     (4)  Not applicable.
     (5)  (a)  Form of Policy and Application.(1)
          (b)  Riders.(1)
     (6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(4)
          (b)  Bylaws of The Lincoln National Life Insurance Company.(4)
     (7)  Not applicable.
     (8)  Fund Participation Agreements and Amendments thereto.
          Forms of Agreements between The Lincoln National Life Insurance Company and:
          (a)  AIM Variable Insurance Funds.
          (b)  Baron Capital Funds Trust.
          (c)  BT Insurance Funds Trust.
          (d)  Delaware Group Premium Fund.
          (e)  Fidelity Variable Insurance Products Fund.
          (f)  Fidelity Variable Insurance Products Fund II.
          (g)  Fidelity Variable Insurance Products Fund III.
          (h)  Janus Aspen Series.
          (i)  Lincoln National Funds.
          (j)  MFS-Registered Trademark- Variable Insurance Trust.
          (k)  Neuberger & Berman Advisers Management Trust.
          (l)  Franklin Templeton Variable Products Series Fund.
          (m)  OCC Accumulation Trust.
          (n)  American Funds Insurance Series.
     (9) Services Agreement between The Lincoln National Life Insurance Co. and Delaware Management Co.(2)
    (10)  See Exhibit 1(5).
2.        See Exhibit 1(5).
3.        Opinion and Consent of Robert A. Picarello, Esq.
4.        Not applicable.
5.        Not applicable.
6.        Opinion and consent of Vaughn W. Robbins, F.S.A.
7.        Consent of Ernst & Young LLP, Independent Auditors.
8.        Not applicable.



------------------------
(1) Incorporated by reference to Registrant's registration statement on Form S-6 (File No. 333-43107) filed on December 23, 1997
(2) Incorporated by reference to Registration Statement on Form S-6 (File No. 33-40745) filed on November 21, 1997.

(3) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42479) filed on April 28, 1998.


(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 33-27783) filed on December 5, 1996.


(5) Incorporated by reference to Post-Effective Amendment No. 1 (File No. 333-82663) filed on 4/13/00.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Separate Account R (File
No. 333-43107), has caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 26th day of April, 2001. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
                                          LIFEACCOUNT R (Registrant)



                                          By:         /s/ GARY W. PARKER

                                             -----------------------------------

                                                       Gary W. Parker
                                                    SENIOR VICE PRESIDENT
                                             THE LINCOLN NATIONAL LIFE INSURANCE
                                                           COMPANY



                                          THE LINCOLN NATIONAL LIFE INSURANCE
                                          COMPANY
                                          (DEPOSITOR)



                                          By:         /s/ GARY W. PARKER

                                             -----------------------------------

                                                       Gary W. Parker
                                                    SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to this Registration Statement (File
No. 333-43107) has been signed below on April 26, 2001 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                   SIGNATURE                                             TITLE
                   ---------                                             -----

               /s/ JON A. BOSCIA*                 President and Director (Principal Executive
     --------------------------------------        Officer)
                 Jon A. Boscia

               /s/ JOHN H. GOTTA*                 Chief Executive Officer of Life Insurance, Senior
     --------------------------------------        Vice President, Assistant Secretary, and Director
                 John H. Gotta

             /s/ LORRY J. STENSRUD*               Chief Executive Officer of Annuities, Executive
     --------------------------------------        Vice President and Director
               Lorry J. Stensrud

            /s/ LAWRENCE T. ROWLAND*
     --------------------------------------       Executive Vice President and Director
              Lawrence T. Rowland

               /s/ JANET CHRZAN*                  Senior Vice President, Chief Financial Officer and
     --------------------------------------        Director (Principal Financial Officer)
                  Janet Chrzan

               /s/ KEITH J. RYAN*                 Vice President, Controller and Chief Accounting
     --------------------------------------        Officer (Principal Accounting Officer)
                 Keith J. Ryan

            /s/ C. E. HALDEMAN, JR.*
     --------------------------------------       Director
            Charles E. Haldeman, Jr.

            /s/ RICHARD C. VAUGHAN*
     --------------------------------------       Director
               Richard C. Vaughan



                                          *By:         /s/ GARY W. PARKER

                                              ----------------------------------

                                                Gary W. Parker, pursuant to a
                                                       Power of Attorney
                                                filed with this Post-Effective
                                                        Amendment No. 6
                                                to the Registration Statement

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 28th day of January, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ JON A. BOSCIA
     --------------------------------------       President and Director
                 Jon A. Boscia

               /s/ JOHN H. GOTTA                  Chief Executive Officer of Life Insurance, Senior
     --------------------------------------        Vice President, Assistant Secretary, and Director
                 John H. Gotta

             /s/ STEPHEN H. LEWIS *               Interim Chief Executive Officer of Annuities,
     --------------------------------------        Senior Vice President and Director
                Stephen H. Lewis

             /s/ RICHARD C. VAUGHAN
     --------------------------------------       Director
               Richard C. Vaughan



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  * Subscribed and sworn to before me this
                                  28th day of January, 2000
                                  /s/ JANET L. LINDENBERG
                                  -------------------------------
                                  Notary Public
                                  Commission Expires: 7-10-2001

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 31st day of January, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
            /s/ LAWRENCE T. ROWLAND
     --------------------------------------       Executive Vice President and Director
              Lawrence T. Rowland

               /s/ KEITH J. RYAN                  Vice President, Controller and Chief Accounting
     --------------------------------------        Officer
                 Keith J. Ryan



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  31st day of January, 2000
                                  /s/ JANET L. LINDENBERG
                                  -------------------------------
                                  Notary Public
                                  Commission Expires: 7-10-2001

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 11th day of August, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
             /s/ LORRY J. STENSRUD                Chief Executive Officer of Annuities, Executive
     --------------------------------------        Vice President and Director
               Lorry J. Stensrud



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  11th day of August, 2000
                                  /s/ Sharlene K. Geer
                                  -------------------------------
                                  Notary Public
                                  Commission Expires: 2/29/08



                /s/ JANET CHRZAN                  Senior Vice President, Chief Financial Officer and
     --------------------------------------        Director
                  Janet Chrzan



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  11th day of August, 2000
                                  /s/ Janet L. Lindenberg
                                  -------------------------------
                                  Notary Public
                                  Commission Expires: 7-10-01

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 9th day of August, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
            /s/ C. E. HALDEMAN, JR.
     --------------------------------------                            Director
            Charles E. Haldeman, Jr.